UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06206
                                                     ---------------------

                   Nuveen Insured Quality Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                  ------------------------------
                                                  ANNUAL REPORT October 31, 2006
                                                  ------------------------------

                                     Nuveen Investments
                                     Municipal Closed-End Funds


               NUVEEN INSURED
            QUALITY MUNICIPAL
                   FUND, INC.
                          NQI

               NUVEEN INSURED
        MUNICIPAL OPPORTUNITY
                   FUND, INC.
                          NIO

               NUVEEN PREMIER
            INSURED MUNICIPAL
            INCOME FUND, INC.
                          NIF

               NUVEEN INSURED
               PREMIUM INCOME
             MUNICIPAL FUND 2
                          NPX

               NUVEEN INSURED
           DIVIDEND ADVANTAGE
               MUNICIPAL FUND
                          NVG

               NUVEEN INSURED
           TAX-FREE ADVANTAGE
               MUNICIPAL FUND
                          NEA

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Photo of: A child.

DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)


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                                                                     INVESTMENTS

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


      Chairman's
            LETTER TO SHAREHOLDERS


Photo of Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

      Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

      For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.

"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."

      We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

      We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


      Sincerely,

      /s/ Timothy R. Schwertfeger

      Timothy R. Schwertfeger
      CHAIRMAN OF THE BOARD

      December 15, 2006

Nuveen Investments Municipal Closed-End Funds
NQI, NIO, NIF, NPX, NVG, NEA

Portfolio Manager's
          COMMENTS

PORTFOLIO MANAGER PAUL BRENNAN DISCUSSES U.S. ECONOMIC AND MUNICIPAL MARKET CONDITIONS, KEY INVESTMENT STRATEGIES, AND THE ANNUAL PERFORMANCE OF THESE SIX INSURED FUNDS. WITH 17 YEARS OF INVESTMENT EXPERIENCE, INCLUDING 15 YEARS AT NUVEEN, PAUL ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR NQI, NIO, NIF, NPX, NVG, AND NEA IN JULY 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2006?

In response to market concerns about oil prices, inflation, and the actions of the Federal Reserve over the past 12 months, bond yields exhibited some volatility during this reporting period, with longer-term rates hitting a peak in June 2006 before falling sharply for the remainder of the period. For the period as a whole, interest rates at the shorter end of the taxable yield curve generally continued to rise, while longer rates ended the period close to where they began it or even declined. As short-term rates approached and exceeded the levels of long-term rates, the taxable yield curve became increasingly flat and subsequently inverted. Consequently, bonds with longer durations 1 generally outperformed those with shorter durations during this period.

Between November 1, 2005 and October 31, 2006, the Federal Reserve announced six increases of 0.25% each in the fed funds rate before pausing to leave monetary policy unchanged at the August-October 2006 sessions of its Open Market Committee. The increases raised the short-term target by 150 basis points, from 3.75% to 5.25%, its highest level since March 2001. During this same period, the yield on the benchmark 10-year U.S. Treasury note rose just four basis points to end October 2006 at 4.60%. In contrast, in the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.78% at the end of October 2006, a decline of 43 basis points from the end of October 2005.

Economic growth over the past year reflected the fluctuations in interest rates, energy prices, and the effects of a softening housing market. After expanding at a rate of 1.8% in the fourth quarter of 2005, the U.S. gross domestic product
(GDP) rebounded sharply with a 5.6% gain in the first quarter of 2006 before moderating to a pace of 2.6% in the second quarter of 2006 (all GDP numbers annualized). In the third quarter of 2006, the rate of GDP growth slowed to 2.2%, largely as the result of an 18% slump in residential investment, the largest decrease in 15 years. Despite the recent slowdown in economic

1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

growth, the markets continued to keep a close eye on inflation trends. While declining energy prices contributed to a benign 1.3% year-over-year increase in the Consumer Price Index as of October 2006, the core rate (which excludes food and energy prices) rose 2.7% for the same period. In general, the jobs picture remained positive, with national unemployment at 4.4% in October 2006, down from 4.9% in October 2005, the lowest level since May 2001.

Over the 12 months ended October 2006, municipal bond issuance nationwide totaled $367.1 billion, down 8% from the previous 12 months. This total reflected the general decrease in the supply of municipal paper during 2006. After reaching record levels in calendar year 2005, municipal issuance declined during the first 10 months of 2006, with $295.1 billion in new securities coming to market, off 12.5% from the same period in 2005. A major factor in 2006's drop was the sharp reduction in pre-refunding volume, which fell almost 50% from last year's levels. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, institutional investors such as hedge funds and arbitragers, and foreign participants all taking part in the market.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As the yield curve flattened over this 12-month period, we continued to emphasize careful management of the Funds' underlying portfolios in line with our established targets. This included pursuing a disciplined approach to duration management and yield curve positioning throughout the period. As part of this approach, we generally focused on purchasing bonds that we believed provided attractive reward opportunities without excessive risk, emphasizing attractively priced bonds with defensive coupons at or near the 20-year part of the yield curve. For these Funds, our purchases of defensive coupon bonds included bonds with premium coupons 2.

In recent months, we broadened our strategic scope in these six Funds to place additional emphasis on income strategies by purchasing bonds that offered the potential for more income such as zero coupon bonds, discount bonds and inverse floaters. (Inverse floaters are bonds with coupons structured to move in the opposite direction of short-term interest rates. For example, if short-term market interest rates decline, the interest rate

2 Premium coupon bonds are credits that, at the time of purchase, are trading above their par values because their coupons are higher than current coupon levels. Historically, these bonds have held their value better than current coupon bonds when interest rates rise and bond values consequently fall.

earned by the inverse floater will rise. An inverse floater increases the market rate risk and duration of the investment.) Further, to help increase the Funds' income-generating potential and better manage interest risk, we employed additional tools such as interest rate swap agreements.

Although municipal bond issuance nationwide declined during this period, much of the new paper was insured, so the reduction in supply did not have a major impact on the implementation of this or other strategies we had planned for these Funds, which invest entirely or predominantly in insured bonds. In general, our new purchases centered on the essential services sectors, with an emphasis on keeping the Funds well diversified geographically. The Funds also continued to purchase paper issued in states such as California, New York and Ohio. Because of the relatively higher income tax levels in specialty states, municipal bonds issued in these states are generally in great demand by in-state retail investors, which helps to support their value. These bonds also provide additional liquidity, making it easier for us to execute trades as part of implementing our strategies.

During this period, as part of our yield curve and income strategies, we were also selling holdings with shorter durations, including pre-refunded bonds, especially in NVG, as well as bonds with less attractive call features and credits producing lower tax-exempt income streams. A portion of the proceeds from these sales were reinvested out longer on the yield curve, which enabled us to maintain the Funds' durations within our preferred strategic range and contributed to their performance during this period.

At the beginning of this reporting period, NEA was using forward interest rate swaps, a type of derivative financial instrument. As discussed in our last shareholder report, we began using these swaps in late 2004 as part of our duration management strategies in an effort to reduce some of the interest rate risk in NEA. We believe this hedging strategy was effective in achieving the intended goal of reducing the Funds' net asset value (NAV) volatility, and we removed the hedges from NEA in September 2006.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*

For periods ended 10/31/06

                           1-YEAR           5-YEAR            10-YEAR
---------------------------------------------------------------------
NQI                        6.53%            6.11%             6.49%
---------------------------------------------------------------------
NIO                        7.05%            6.27%             6.42%
---------------------------------------------------------------------
NIF                        6.46%            6.19%             6.22%
---------------------------------------------------------------------
NPX                        6.75%            6.24%             6.63%
---------------------------------------------------------------------
NVG                        7.39%            NA                NA
---------------------------------------------------------------------
NEA                        7.82%            NA                NA
---------------------------------------------------------------------
Lehman Brothers
Insured Municipal
Bond Index 3               6.15%            5.28%             6.06%
---------------------------------------------------------------------
Lipper Insured
Municipal Debt
Funds Average 4            7.11%            5.70%             6.10%
---------------------------------------------------------------------

*     Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended October 31, 2006, the total returns on NAV for all six of the Funds in this report exceeded the return on the Lehman Brothers Insured Municipal Bond Index. NVG and NEA outperformed the average return for the Funds' insured Lipper peer group, while NIO performed in line with this return, and NQI, NIF, and NPX trailed the peer group average for this period. For longer periods, all the Funds outperformed the benchmark and the peer averages.

Factors that influenced the Funds' returns during this period included yield curve positioning and duration management, implementation of income strategies, the use of financial leverage, allocations to noninsured credits in NVG and NEA, and advance refunding activity. 5

As longer-term municipal rates declined and the yield curve flattened over the course of this period, yield curve and duration positioning played an important role in the performance of these Funds. Overall, bonds with maturities between one and four years were the most adversely impacted by changes in the interest rate environment over this period, as interest rates in that part of the curve rose. As a result, these shorter bonds generally underperformed longer bonds, with the longest bonds (those with maturities of

3 The Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of insured municipal bonds. Results for the Lehman index do not reflect any expenses.

4 The Lipper Insured Municipal Debt Funds category average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 26; 5 years, 21; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

5 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

more than 22 years) achieving the best returns for the period. NIO, NVG, and NEA had relatively more exposure to the longer part of the curve than NQI, NIF, and NPX, which were hurt by their heavier exposure to the shorter end of the curve, especially bonds with short call dates. We continued to work to strengthen the yield curve positioning of all of these Funds.

As previously mentioned, in recent months we implemented additional income strategies by adding zero coupon bonds, discount coupon bonds, and inverse floaters to our portfolios, all of which had a positive impact on the Funds' performances for this period. Zero coupon bonds, for example, typically have very long durations and tend to be very sensitive to changes in interest rates. With rates at the long end of the curve declining throughout much of this 12-month period, the zero coupon segment of the municipal market substantially outperformed other similarly rated coupon bearing bonds.

Another factor in the annual performance of these Funds, especially relative to that of the unleveraged Lehman Brothers Insured Municipal Bond Index, was the use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, this strategy can also provide opportunities for additional income and total return for common shareholders. Over this 12-month reporting period, the Funds' performances were positively impacted by the leveraging strategy, although not to the extent we have seen in past years. Over the long term, we firmly believe that the use of financial leverage should continue to work to the benefit of these Funds. This is demonstrated by the total return performance of NQI, NIO, NIF, and NPX--both absolute and relative to the Lehman Brothers Insured Municipal Bond Index--over the 5-year and 10-year periods ended October 31, 2006.

In addition, NEA, which can invest up to 20% of its portfolio in uninsured investment-grade quality securities, benefited from allocations of lower-quality credits during this period, as these bonds generally outperformed other credit quality sectors. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and caused credit spreads (the difference in interest rates of higher-quality and lower-quality bonds) to tighten. As of October 31, 2006, NEA held 2% of its portfolio in bonds rated BBB and 3% in bonds rated A. Among the lower-rated credits making contributions to NEA's total return were several hospital holdings, as the health care sector ranked second in terms of performance among the Lehman Brothers Insured Municipal Bond Index revenue sectors for the period. NVG, which also can invest in uninsured securities, did not hold any bonds rated below AA as of the end of this period.

We also continued to see positive contributions from advance refunding activity, which benefited these Funds through price appreciation and enhanced credit quality. While advance refundings generally enhanced performance for this 12-month period, the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market, due primarily to their shorter effective maturities. During the first half of this period, NQI, NIF, and NPX also experienced some calls affecting their holdings of higher-yielding housing bonds, which impacted the income component of these Funds' total returns.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2006?

Maintaining strong credit quality remained an important requirement. As of October 31, 2006, NQI, NIO, NIF, and NPX continued to be 100% invested in insured and/or U.S. guaranteed securities, while NVG and NEA, which can invest up to 20% of their portfolios in uninsured investment-grade quality securities, had allocated 93% and 90% of their portfolios, respectively, to insured and U.S. guaranteed bonds rated AAA.

At the end of October 2006, potential call exposure for the period November 2006 through the end of 2008 ranged from 2% in NIF, 4% in NEA, and 6% in NVG to 9% in NQI, 10% in NPX, and 12% in NIO. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
         INFORMATION

As previously noted, these six Funds use leverage to potentially enhance opportunities for additional income for common shareholders. The benefits of leveraging are tied in part to the short-term rates that leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting their income streams and reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured, were called or were sold were reinvested into bonds currently available in the market, which generally offered lower yields. These factors resulted in one monthly dividend reduction in NEA, two in NVG, three in NIO, NIF, and NPX, and four in NQI over the 12-month period ended October 31, 2006.

Due to capital gains generated by normal portfolio activity such as the sale of appreciated securities and bond calls, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2005, as follows:

              LONG-TERM CAPITAL GAINS                           ORDINARY INCOME
                          (PER SHARE)                               (PER SHARE)
--------------------------------------------------------------------------------
NQI                           $0.0775                                        --
--------------------------------------------------------------------------------
NIO                           $0.1394                                   $0.0004
--------------------------------------------------------------------------------
NIF                           $0.0955                                        --
--------------------------------------------------------------------------------

These distributions had a slight negative impact on the earning power per common share of these three Funds and were a minor factor in the common share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2006, NQI, NIO, and NPX had positive UNII balances for both financial statement and tax purposes, while NIF, NVG, and NEA had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

At the end of the reporting period, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                             10/31/06                          12-MONTH AVERAGE
                             DISCOUNT                                  DISCOUNT
--------------------------------------------------------------------------------
NQI                            -3.70%                                    -3.53%
--------------------------------------------------------------------------------
NIO                            -5.27%                                    -4.74%
--------------------------------------------------------------------------------
NIF                            -5.19%                                    -4.43%
--------------------------------------------------------------------------------
NPX                            -7.98%                                    -8.52%
--------------------------------------------------------------------------------
NVG                            -3.94%                                    -3.95%
--------------------------------------------------------------------------------
NEA                            -3.88%                                    -5.58%
--------------------------------------------------------------------------------

Nuveen Insured Quality Municipal Fund, Inc.

NQI

Performance
      OVERVIEW As of October 31, 2006

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    14.83
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    15.40
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.70%
--------------------------------------------------------------------------------
Market Yield                                                               4.90%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 6.81%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  589,928
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     18.61
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.00
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/90)
-----------------------------------
            ON SHARE PRICE   ON NAV
-----------------------------------
1-Year          2.76%         6.53%
-----------------------------------
5-Year          6.51%         6.11%
-----------------------------------
10-Year         6.41%         6.49%
-----------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 18.9%
--------------------------------------------------------------------------------
Texas                                                                      13.0%
--------------------------------------------------------------------------------
New York                                                                   10.3%
--------------------------------------------------------------------------------
Illinois                                                                   10.1%
--------------------------------------------------------------------------------
Washington                                                                  7.5%
--------------------------------------------------------------------------------
Florida                                                                     5.0%
--------------------------------------------------------------------------------
Nevada                                                                      4.7%
--------------------------------------------------------------------------------
Hawaii                                                                      4.0%
--------------------------------------------------------------------------------
Kentucky                                                                    3.8%
--------------------------------------------------------------------------------
Ohio                                                                        2.0%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.0%
--------------------------------------------------------------------------------
Massachusetts                                                               1.6%
--------------------------------------------------------------------------------
West Virginia                                                               1.5%
--------------------------------------------------------------------------------
Maryland                                                                    1.2%
--------------------------------------------------------------------------------
Other                                                                      14.4%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Transportation                                                             22.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.9%
--------------------------------------------------------------------------------
Health Care                                                                11.4%
--------------------------------------------------------------------------------
Utilities                                                                   9.0%
--------------------------------------------------------------------------------
Other                                                                      12.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

Insured                                                                     81%
U.S. Guaranteed                                                             16%
FHA/FNMA/GNMA Guaranteed                                                     3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2

                                   [BAR CHART]


0.0740  0.0705   0.0705   0.0705   0.067   0.067   0.067   0.0635   0.0635   0.0635   0.0605   0.0605
-----------------------------------------------------------------------------------------------------
 Nov     Dec      Jan      Feb      Mar     Apr     May     Jun      Jul      Aug      Sep      Oct

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           11/01/05      15.33
                                         15.38
                                         15.39
                                         15.31
                                         15.44
                                         15.46
                                         15.32
                                         15.10
                                         15.02
                                         14.97
                                         14.92
                                         14.91
                                         14.89
                                         14.55
                                         14.70
                                         14.62
                                         14.60
                                         14.60
                                         14.74
                                         14.67
                                         14.62
                                         14.76
                                         14.73
                                         14.66
                                         14.71
                                         14.56
                                         14.57
                                         14.55
                                         14.59
                                         14.40
                                         14.35
                                         14.35
                                         14.39
                                         14.38
                                         14.36
                                         14.42
                                         14.42
                                         14.56
                                         14.51
                                         14.60
                                         14.76
                                         14.79
                                         14.79
                                         14.83
                                         14.95
                                         14.96
                                         15.00
                                         15.07
                                         15.10
                                         15.08
                                         14.97
                                         14.96
                                         15.06
                                         15.09
                                         15.09
                                         15.21
                                         15.34
                                         15.32
                                         15.23
                                         15.33
                                         15.44
                                         15.50
                                         15.61
                                         15.58
                                         15.50
                                         15.34
                                         15.26
                                         15.26
                                         15.25
                                         15.07
                                         15.04
                                         15.01
                                         14.93
                                         14.91
                                         14.98
                                         14.95
                                         15.00
                                         15.04
                                         15.00
                                         14.97
                                         15.02
                                         15.09
                                         15.00
                                         15.06
                                         15.05
                                         14.86
                                         14.75
                                         14.75
                                         14.81
                                         14.88
                                         14.93
                                         14.86
                                         14.85
                                         15.03
                                         15.03
                                         14.96
                                         14.94
                                         14.86
                                         14.94
                                         15.00
                                         15.00
                                         14.88
                                         14.96
                                         15.00
                                         14.99
                                         15.01
                                         14.99
                                         14.91
                                         14.84
                                         14.79
                                         14.68
                                         14.57
                                         14.54
                                         14.55
                                         14.46
                                         14.50
                                         14.51
                                         14.45
                                         14.45
                                         14.51
                                         14.54
                                         14.57
                                         14.56
                                         14.55
                                         14.55
                                         14.62
                                         14.50
                                         14.44
                                         14.45
                                         14.45
                                         14.38
                                         14.43
                                         14.44
                                         14.25
                                         14.25
                                         14.38
                                         14.58
                                         14.52
                                         14.55
                                         14.57
                                         14.28
                                         14.22
                                         14.29
                                         14.23
                                         14.24
                                         14.26
                                         14.21
                                         14.31
                                         14.20
                                         14.12
                                         14.21
                                         14.18
                                         14.12
                                         14.14
                                         13.95
                                         13.81
                                         13.89
                                         13.91
                                         13.99
                                         13.98
                                         13.88
                                         13.97
                                         13.86
                                         13.97
                                         13.98
                                         13.93
                                         13.92
                                         13.85
                                         13.91
                                         14.00
                                         13.98
                                         14.00
                                         14.08
                                         14.09
                                         14.10
                                         14.10
                                         14.04
                                         13.99
                                         13.96
                                         13.86
                                         13.80
                                         13.84
                                         13.93
                                         14.01
                                         14.02
                                         14.05
                                         14.15
                                         14.21
                                         14.30
                                         14.33
                                         14.55
                                         14.59
                                         14.70
                                         14.81
                                         14.68
                                         14.73
                                         14.79
                                         14.78
                                         14.70
                                         14.74
                                         14.90
                                         14.76
                                         14.89
                                         14.83
                                         14.83
                                         14.83
                                         14.82
                                         14.81
                                         14.84
                                         14.83
                                         14.83
                                         14.76
                                         14.76
                                         14.77
                                         14.60
                                         14.61
                                         14.62
                                         14.55
                                         14.58
                                         14.50
                                         14.49
                                         14.53
                                         14.41
                                         14.50
                                         14.47
                                         14.52
                                         14.58
                                         14.61
                                         14.61
                                         14.79
                                         14.69
                                         14.63
                                         14.63
                                         14.62
                                         14.65
                                         14.67
                                         14.66
                                         14.68
                                         14.65
                                         14.66
                                         14.66
                                         14.64
                                         14.60
                                         14.56
                                         14.57
                                         14.60
                                         14.67
                                         14.67
                                         14.66
                                         14.76
                                         14.75
                                         14.74
                                         14.78
                                         14.82
                           10/31/06      14.83

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0775 per share.

Nuveen Insured Municipal Opportunity Fund, Inc.

NIO

Performance
      OVERVIEW As of October 31, 2006

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

Insured                                                                     74%
U.S. Guaranteed                                                             25%
FHA/FNMA/GNMA Guaranteed                                                     1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2

                                   [BAR CHART]


0.0710  0.0710  0.0710  0.0710  0.0675  0.0675  0.0675  0.0645  0.0645  0.0645  0.0615  0.0615
----------------------------------------------------------------------------------------------
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           11/01/05      14.51
                                         14.55
                                         14.52
                                         14.43
                                         14.42
                                         14.45
                                         14.35
                                         14.20
                                         14.32
                                         14.22
                                         14.21
                                         14.23
                                         14.24
                                         14.20
                                         14.23
                                         14.25
                                         14.23
                                         14.28
                                         14.35
                                         14.37
                                         14.24
                                         14.29
                                         14.34
                                         14.20
                                         14.25
                                         14.27
                                         14.22
                                         14.20
                                         14.22
                                         13.94
                                         14.02
                                         13.96
                                         13.95
                                         13.94
                                         14.03
                                         14.08
                                         14.06
                                         14.03
                                         14.14
                                         14.31
                                         14.42
                                         14.44
                                         14.44
                                         14.72
                                         14.84
                                         14.89
                                         15.00
                                         14.96
                                         14.80
                                         14.83
                                         14.94
                                         14.91
                                         14.92
                                         15.03
                                         15.06
                                         15.14
                                         15.14
                                         15.23
                                         15.21
                                         15.10
                                         15.12
                                         15.12
                                         15.24
                                         15.24
                                         15.20
                                         15.15
                                         15.12
                                         15.02
                                         15.20
                                         15.19
                                         15.16
                                         15.10
                                         15.12
                                         15.13
                                         15.10
                                         15.14
                                         15.16
                                         15.15
                                         15.15
                                         15.23
                                         15.31
                                         15.29
                                         15.36
                                         15.20
                                         15.21
                                         15.14
                                         14.95
                                         15.02
                                         15.06
                                         14.95
                                         14.95
                                         14.91
                                         14.80
                                         14.85
                                         14.85
                                         14.85
                                         14.79
                                         14.81
                                         14.85
                                         14.95
                                         14.98
                                         14.90
                                         14.98
                                         14.95
                                         15.02
                                         15.11
                                         15.03
                                         14.97
                                         14.91
                                         14.73
                                         14.70
                                         14.60
                                         14.55
                                         14.44
                                         14.35
                                         14.38
                                         14.39
                                         14.37
                                         14.43
                                         14.51
                                         14.46
                                         14.47
                                         14.54
                                         14.57
                                         14.57
                                         14.61
                                         14.57
                                         14.51
                                         14.55
                                         14.62
                                         14.56
                                         14.58
                                         14.50
                                         14.40
                                         14.44
                                         14.42
                                         14.45
                                         14.37
                                         14.39
                                         14.46
                                         14.41
                                         14.45
                                         14.41
                                         14.43
                                         14.50
                                         14.45
                                         14.41
                                         14.51
                                         14.58
                                         14.50
                                         14.38
                                         14.43
                                         14.40
                                         14.36
                                         14.41
                                         14.19
                                         14.24
                                         14.25
                                         14.19
                                         14.14
                                         14.04
                                         14.01
                                         13.94
                                         13.90
                                         13.94
                                         13.90
                                         13.98
                                         14.04
                                         14.03
                                         14.10
                                         14.07
                                         14.06
                                         14.09
                                         14.08
                                         14.14
                                         14.11
                                         14.11
                                         14.15
                                         14.26
                                         14.24
                                         14.18
                                         14.35
                                         14.45
                                         14.46
                                         14.49
                                         14.54
                                         14.65
                                         14.68
                                         14.86
                                         14.94
                                         14.90
                                         14.85
                                         14.90
                                         14.82
                                         14.82
                                         14.78
                                         14.84
                                         14.76
                                         14.78
                                         14.85
                                         14.88
                                         14.83
                                         14.89
                                         14.88
                                         14.83
                                         14.83
                                         14.85
                                         14.85
                                         14.86
                                         14.87
                                         14.88
                                         14.88
                                         14.91
                                         14.85
                                         14.64
                                         14.74
                                         14.81
                                         14.81
                                         14.80
                                         14.75
                                         14.71
                                         14.72
                                         14.65
                                         14.64
                                         14.62
                                         14.65
                                         14.74
                                         14.73
                                         14.73
                                         14.80
                                         14.85
                                         14.80
                                         14.80
                                         14.85
                                         14.76
                                         14.78
                                         14.70
                                         14.68
                                         14.72
                                         14.70
                                         14.64
                                         14.61
                                         14.48
                                         14.50
                                         14.47
                                         14.59
                                         14.61
                                         14.59
                                         14.60
                                         14.61
                                         14.68
                                         14.70
                                         14.73
                                         14.70
                           10/31/06      14.75

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    14.75
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    15.57
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.27%
--------------------------------------------------------------------------------
Market Yield                                                               5.00%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 6.94%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $1,263,172
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.90
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.41
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/19/91)
-----------------------------------
            ON SHARE PRICE   ON NAV
-----------------------------------
1-Year          8.26%         7.05%
-----------------------------------
5-Year          6.66%         6.27%
-----------------------------------
10-Year         6.23%         6.42%
-----------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 19.6%
--------------------------------------------------------------------------------
Texas                                                                      10.3%
--------------------------------------------------------------------------------
Alabama                                                                     7.1%
--------------------------------------------------------------------------------
Nevada                                                                      5.5%
--------------------------------------------------------------------------------
New York                                                                    5.4%
--------------------------------------------------------------------------------
Illinois                                                                    4.3%
--------------------------------------------------------------------------------
Michigan                                                                    4.3%
--------------------------------------------------------------------------------
Colorado                                                                    4.2%
--------------------------------------------------------------------------------
Florida                                                                     3.7%
--------------------------------------------------------------------------------
Massachusetts                                                               3.0%
--------------------------------------------------------------------------------
Wisconsin                                                                   2.7%
--------------------------------------------------------------------------------
South Carolina                                                              2.6%
--------------------------------------------------------------------------------
Louisiana                                                                   2.5%
--------------------------------------------------------------------------------
Ohio                                                                        2.0%
--------------------------------------------------------------------------------
Indiana                                                                     1.8%
--------------------------------------------------------------------------------
New Jersey                                                                  1.6%
--------------------------------------------------------------------------------
Hawaii                                                                      1.6%
--------------------------------------------------------------------------------
Washington                                                                  1.5%
--------------------------------------------------------------------------------
Pennsylvania                                                                1.4%
--------------------------------------------------------------------------------
Arizona                                                                     1.4%
--------------------------------------------------------------------------------
Kentucky                                                                    1.4%
--------------------------------------------------------------------------------
Other                                                                      12.1%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            25.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     18.1%
--------------------------------------------------------------------------------
Transportation                                                             15.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.7%
--------------------------------------------------------------------------------
Utilities                                                                   8.1%
--------------------------------------------------------------------------------
Health Care                                                                 7.7%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.2%
--------------------------------------------------------------------------------
Other                                                                       7.1%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.1398 per share.

Nuveen Premier Insured Municipal Income Fund, Inc.

NIF

Performance
      OVERVIEW As of October 31, 2006

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    14.60
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    15.40
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.19%
--------------------------------------------------------------------------------
Market Yield                                                               5.01%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 6.96%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  299,001
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.13
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.51
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
-----------------------------------
            ON SHARE PRICE   ON NAV
-----------------------------------
1-Year          7.68%         6.46%
-----------------------------------
5-Year          5.58%         6.19%
-----------------------------------
10-Year         6.22%         6.22%
-----------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 20.3%
--------------------------------------------------------------------------------
Washington                                                                 12.2%
--------------------------------------------------------------------------------
Illinois                                                                   10.5%
--------------------------------------------------------------------------------
Texas                                                                       6.9%
--------------------------------------------------------------------------------
Nevada                                                                      5.6%
--------------------------------------------------------------------------------
New York                                                                    5.5%
--------------------------------------------------------------------------------
Colorado                                                                    4.7%
--------------------------------------------------------------------------------
Florida                                                                     3.3%
--------------------------------------------------------------------------------
Oregon                                                                      2.8%
--------------------------------------------------------------------------------
Hawaii                                                                      2.5%
--------------------------------------------------------------------------------
Michigan                                                                    2.4%
--------------------------------------------------------------------------------
Tennessee                                                                   2.4%
--------------------------------------------------------------------------------
Missouri                                                                    2.2%
--------------------------------------------------------------------------------
Georgia                                                                     2.2%
--------------------------------------------------------------------------------
Indiana                                                                     1.9%
--------------------------------------------------------------------------------
Other                                                                      14.6%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     23.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            19.4%
--------------------------------------------------------------------------------
Transportation                                                             18.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     12.6%
--------------------------------------------------------------------------------
Health Care                                                                10.0%
--------------------------------------------------------------------------------
Utilities                                                                   6.4%
--------------------------------------------------------------------------------
Other                                                                       9.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

Insured                                                                     80%
U.S. Guaranteed                                                             19%
FHA/FNMA/GNMA Guaranteed                                                     1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2

                                   [BAR CHART]


0.0710  0.0675  0.0675  0.0675  0.0675  0.0675  0.0675  0.0640  0.0640  0.0640  0.0610  0.0610
----------------------------------------------------------------------------------------------
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           11/01/05      14.42
                                         14.41
                                         14.46
                                         14.33
                                         14.32
                                         14.32
                                         14.15
                                         14.11
                                         14.01
                                         14.09
                                         14.11
                                         14.13
                                         14.10
                                         14.02
                                         14.18
                                         14.15
                                         14.20
                                         14.26
                                         14.38
                                         14.36
                                         14.37
                                         14.42
                                         14.23
                                         14.29
                                         14.25
                                         14.26
                                         14.38
                                         14.22
                                         14.16
                                         13.90
                                         13.97
                                         13.92
                                         13.97
                                         14.04
                                         13.97
                                         14.07
                                         14.14
                                         14.19
                                         14.15
                                         14.29
                                         14.41
                                         14.31
                                         14.31
                                         14.41
                                         14.44
                                         14.51
                                         14.61
                                         14.60
                                         14.56
                                         14.47
                                         14.51
                                         14.47
                                         14.48
                                         14.59
                                         14.62
                                         14.64
                                         14.72
                                         14.84
                                         14.88
                                         14.86
                                         14.88
                                         14.77
                                         14.91
                                         15.03
                                         14.99
                                         15.00
                                         15.00
                                         14.99
                                         14.87
                                         14.95
                                         15.00
                                         15.00
                                         14.96
                                         14.87
                                         14.90
                                         14.80
                                         14.76
                                         14.75
                                         14.86
                                         14.85
                                         14.95
                                         14.99
                                         14.99
                                         15.16
                                         15.02
                                         14.87
                                         14.74
                                         14.86
                                         14.85
                                         14.86
                                         14.82
                                         14.75
                                         14.76
                                         14.81
                                         14.76
                                         14.60
                                         14.65
                                         14.76
                                         14.62
                                         14.87
                                         15.00
                                         15.00
                                         14.93
                                         14.90
                                         14.98
                                         14.99
                                         14.98
                                         14.90
                                         14.76
                                         14.76
                                         14.69
                                         14.72
                                         14.60
                                         14.51
                                         14.47
                                         14.49
                                         14.38
                                         14.37
                                         14.37
                                         14.41
                                         14.40
                                         14.29
                                         14.30
                                         14.44
                                         14.44
                                         14.50
                                         14.54
                                         14.58
                                         14.50
                                         14.52
                                         14.44
                                         14.39
                                         14.36
                                         14.33
                                         14.23
                                         14.25
                                         14.40
                                         14.49
                                         14.52
                                         14.54
                                         14.60
                                         14.60
                                         14.55
                                         14.54
                                         14.57
                                         14.35
                                         14.44
                                         14.52
                                         14.60
                                         14.48
                                         14.30
                                         14.18
                                         14.22
                                         14.20
                                         14.20
                                         13.97
                                         13.86
                                         13.88
                                         14.08
                                         14.10
                                         14.11
                                         14.05
                                         14.07
                                         13.95
                                         13.95
                                         13.75
                                         13.86
                                         13.89
                                         13.83
                                         13.91
                                         14.03
                                         14.04
                                         14.04
                                         14.10
                                         14.06
                                         14.01
                                         14.04
                                         14.02
                                         14.09
                                         14.19
                                         14.22
                                         14.31
                                         14.48
                                         14.46
                                         14.26
                                         14.42
                                         14.60
                                         14.66
                                         15.07
                                         15.01
                                         14.89
                                         14.92
                                         15.00
                                         14.85
                                         14.75
                                         14.77
                                         14.65
                                         14.58
                                         14.53
                                         14.71
                                         14.73
                                         14.69
                                         14.70
                                         14.70
                                         14.80
                                         14.76
                                         14.76
                                         14.67
                                         14.79
                                         14.86
                                         14.85
                                         14.85
                                         14.84
                                         14.71
                                         14.56
                                         14.56
                                         14.57
                                         14.53
                                         14.55
                                         14.55
                                         14.46
                                         14.49
                                         14.49
                                         14.66
                                         14.71
                                         14.68
                                         14.73
                                         14.74
                                         14.63
                                         14.78
                                         14.68
                                         14.69
                                         14.69
                                         14.61
                                         14.67
                                         14.71
                                         14.70
                                         14.64
                                         14.74
                                         14.74
                                         14.58
                                         14.59
                                         14.50
                                         14.45
                                         14.48
                                         14.49
                                         14.50
                                         14.52
                                         14.45
                                         14.43
                                         14.44
                                         14.54
                                         14.59
                                         14.56
                           10/31/06      14.60

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.0955 per share.

Nuveen Insured Premium Income Municipal Fund 2

NPX

Performance
      OVERVIEW As of October 31, 2006

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

Insured                                                                     85%
U.S. Guaranteed                                                             14%
FHA/FNMA/GNMA Guaranteed                                                     1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                   [BAR CHART]


0.0635  0.0600  0.0600  0.0600  0.0570  0.0570  0.0570  0.0540  0.0540  0.0540  0.0540  0.0540
----------------------------------------------------------------------------------------------
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           11/01/05      12.88
                                         12.83
                                         12.75
                                         12.81
                                         12.80
                                         12.86
                                         12.75
                                         12.61
                                         12.65
                                         12.58
                                         12.50
                                         12.53
                                         12.54
                                         12.47
                                         12.44
                                         12.48
                                         12.51
                                         12.53
                                         12.61
                                         12.60
                                         12.65
                                         12.63
                                         12.65
                                         12.57
                                         12.54
                                         12.51
                                         12.56
                                         12.55
                                         12.51
                                         12.42
                                         12.44
                                         12.47
                                         12.47
                                         12.44
                                         12.46
                                         12.43
                                         12.43
                                         12.52
                                         12.54
                                         12.58
                                         12.61
                                         12.65
                                         12.65
                                         12.67
                                         12.79
                                         13.03
                                         13.08
                                         13.18
                                         13.00
                                         12.85
                                         12.89
                                         12.95
                                         12.96
                                         12.99
                                         13.00
                                         13.06
                                         13.07
                                         13.14
                                         13.11
                                         13.05
                                         13.10
                                         13.08
                                         13.09
                                         13.13
                                         13.08
                                         13.05
                                         12.96
                                         13.04
                                         13.04
                                         13.15
                                         13.20
                                         13.14
                                         13.14
                                         13.14
                                         13.13
                                         13.14
                                         13.11
                                         13.16
                                         13.09
                                         13.15
                                         13.15
                                         13.22
                                         13.19
                                         13.14
                                         13.06
                                         13.00
                                         12.86
                                         12.82
                                         12.85
                                         12.87
                                         12.91
                                         12.90
                                         12.92
                                         12.96
                                         12.95
                                         12.92
                                         12.95
                                         12.93
                                         12.95
                                         12.91
                                         12.93
                                         12.92
                                         12.94
                                         12.91
                                         12.99
                                         13.08
                                         13.08
                                         12.94
                                         12.93
                                         12.90
                                         12.82
                                         12.72
                                         12.74
                                         12.69
                                         12.64
                                         12.62
                                         12.62
                                         12.53
                                         12.55
                                         12.54
                                         12.52
                                         12.58
                                         12.60
                                         12.66
                                         12.66
                                         12.67
                                         12.75
                                         12.70
                                         12.68
                                         12.68
                                         12.67
                                         12.77
                                         12.85
                                         12.70
                                         12.71
                                         12.75
                                         12.71
                                         12.72
                                         12.71
                                         12.88
                                         12.75
                                         12.65
                                         12.63
                                         12.60
                                         12.59
                                         12.55
                                         12.55
                                         12.58
                                         12.68
                                         12.62
                                         12.65
                                         12.64
                                         12.59
                                         12.56
                                         12.55
                                         12.36
                                         12.31
                                         12.32
                                         12.32
                                         12.32
                                         12.30
                                         12.24
                                         12.23
                                         12.22
                                         12.14
                                         12.15
                                         12.18
                                         12.17
                                         12.28
                                         12.32
                                         12.27
                                         12.29
                                         12.26
                                         12.29
                                         12.42
                                         12.32
                                         12.28
                                         12.25
                                         12.26
                                         12.22
                                         12.29
                                         12.25
                                         12.33
                                         12.38
                                         12.38
                                         12.38
                                         12.38
                                         12.44
                                         12.50
                                         12.58
                                         12.63
                                         12.65
                                         12.71
                                         12.65
                                         12.64
                                         12.61
                                         12.57
                                         12.52
                                         12.58
                                         12.68
                                         12.68
                                         12.72
                                         12.76
                                         12.72
                                         12.78
                                         12.71
                                         12.77
                                         12.79
                                         12.84
                                         12.88
                                         12.88
                                         12.97
                                         13.03
                                         12.99
                                         12.90
                                         12.87
                                         12.90
                                         12.90
                                         12.86
                                         12.81
                                         12.85
                                         12.86
                                         12.83
                                         12.84
                                         12.89
                                         12.87
                                         12.91
                                         12.91
                                         12.91
                                         12.97
                                         12.93
                                         12.96
                                         12.96
                                         13.00
                                         12.98
                                         12.97
                                         12.97
                                         13.00
                                         12.98
                                         12.97
                                         12.93
                                         12.96
                                         12.92
                                         12.85
                                         12.91
                                         12.96
                                         12.98
                                         13.07
                                         13.05
                                         13.05
                                         13.03
                                         13.05
                                         13.06
                                         13.01
                           10/31/06      13.03

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    13.03
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    14.16
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.98%
--------------------------------------------------------------------------------
Market Yield                                                               4.97%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 6.90%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  528,984
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.76
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.39
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/22/93)
-----------------------------------
            ON SHARE PRICE   ON NAV
-----------------------------------
1-Year          7.11%         6.75%
-----------------------------------
5-Year          4.98%         6.24%
-----------------------------------
10-Year         7.47%         6.63%
-----------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 13.6%
--------------------------------------------------------------------------------
Texas                                                                       9.8%
--------------------------------------------------------------------------------
New York                                                                    9.4%
--------------------------------------------------------------------------------
Pennsylvania                                                                9.3%
--------------------------------------------------------------------------------
Colorado                                                                    6.0%
--------------------------------------------------------------------------------
Hawaii                                                                      5.2%
--------------------------------------------------------------------------------
Wisconsin                                                                   4.8%
--------------------------------------------------------------------------------
Washington                                                                  4.6%
--------------------------------------------------------------------------------
Georgia                                                                     2.5%
--------------------------------------------------------------------------------
North Dakota                                                                2.5%
--------------------------------------------------------------------------------
Illinois                                                                    2.5%
--------------------------------------------------------------------------------
Oregon                                                                      2.4%
--------------------------------------------------------------------------------
Massachusetts                                                               2.3%
--------------------------------------------------------------------------------
Nevada                                                                      2.1%
--------------------------------------------------------------------------------
New Jersey                                                                  2.1%
--------------------------------------------------------------------------------
Virginia                                                                    2.0%
--------------------------------------------------------------------------------
Louisiana                                                                   1.9%
--------------------------------------------------------------------------------
Arkansas                                                                    1.9%
--------------------------------------------------------------------------------
Arizona                                                                     1.6%
--------------------------------------------------------------------------------
Utah                                                                        1.5%
--------------------------------------------------------------------------------
Other                                                                      12.0%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Utilities                                                                  17.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.2%
--------------------------------------------------------------------------------
Transportation                                                             11.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     11.8%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.1%
--------------------------------------------------------------------------------
Health Care                                                                 9.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           8.0%
--------------------------------------------------------------------------------
Other                                                                       4.2%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Insured Dividend Advantage Municipal Fund

NVG

Performance
      OVERVIEW As of October 31, 2006

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   14.89
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                       $   15.50
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.94%
--------------------------------------------------------------------------------
Market Yield                                                               5.16%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 7.17%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  462,037
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.12
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.82
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
-----------------------------------
            ON SHARE PRICE   ON NAV
-----------------------------------
1-Year         11.09%         7.39%
-----------------------------------
Since
Inception       6.39%         8.08%
-----------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                                      18.3%
--------------------------------------------------------------------------------
Indiana                                                                    10.4%
--------------------------------------------------------------------------------
Illinois                                                                   10.4%
--------------------------------------------------------------------------------
Washington                                                                  9.1%
--------------------------------------------------------------------------------
Florida                                                                     8.7%
--------------------------------------------------------------------------------
California                                                                  8.4%
--------------------------------------------------------------------------------
Tennessee                                                                   6.2%
--------------------------------------------------------------------------------
Nevada                                                                      2.9%
--------------------------------------------------------------------------------
Alabama                                                                     2.8%
--------------------------------------------------------------------------------
Colorado                                                                    2.8%
--------------------------------------------------------------------------------
New York                                                                    2.5%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.4%
--------------------------------------------------------------------------------
Alaska                                                                      2.4%
--------------------------------------------------------------------------------
Other                                                                      12.7%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            23.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.9%
--------------------------------------------------------------------------------
Transportation                                                             14.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.1%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.1%
--------------------------------------------------------------------------------
Utilities                                                                   7.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.3%
--------------------------------------------------------------------------------
Health Care                                                                 7.1%
--------------------------------------------------------------------------------
Other                                                                       2.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

Insured                                                                     66%
U.S. Guaranteed                                                             24%
FHA/FNMA/GNMA Guaranteed                                                     3%
AAA (Uninsured)                                                              2%
AA (Uninsured)                                                               5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                   [BAR CHART]


0.0705  0.0705  0.0705  0.0705  0.0705  0.0705  0.0705  0.0670  0.0670  0.0670  0.0640  0.0640
----------------------------------------------------------------------------------------------
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           11/01/05      14.20
                                         14.08
                                         14.12
                                         14.06
                                         14.12
                                         14.18
                                         14.13
                                         14.06
                                         14.16
                                         14.07
                                         14.05
                                         14.13
                                         14.06
                                         13.95
                                         14.03
                                         14.00
                                         13.93
                                         14.07
                                         14.14
                                         14.15
                                         14.03
                                         14.03
                                         14.14
                                         14.04
                                         14.00
                                         14.05
                                         14.10
                                         14.10
                                         14.11
                                         13.97
                                         13.93
                                         13.90
                                         13.97
                                         14.03
                                         14.00
                                         13.99
                                         14.06
                                         14.00
                                         14.05
                                         14.08
                                         14.17
                                         14.12
                                         14.12
                                         14.23
                                         14.34
                                         14.36
                                         14.58
                                         14.65
                                         14.60
                                         14.50
                                         14.55
                                         14.70
                                         14.72
                                         14.96
                                         14.90
                                         14.86
                                         14.90
                                         14.98
                                         14.95
                                         15.00
                                         14.94
                                         14.92
                                         15.03
                                         15.03
                                         14.92
                                         14.87
                                         14.91
                                         15.01
                                         14.93
                                         14.98
                                         14.85
                                         14.74
                                         14.87
                                         14.94
                                         14.94
                                         15.01
                                         14.89
                                         15.02
                                         15.00
                                         15.00
                                         15.01
                                         15.04
                                         14.98
                                         15.04
                                         15.05
                                         15.00
                                         14.94
                                         15.04
                                         15.07
                                         15.05
                                         14.92
                                         14.91
                                         14.91
                                         14.92
                                         15.01
                                         15.08
                                         15.00
                                         14.94
                                         14.90
                                         14.80
                                         14.82
                                         14.81
                                         14.85
                                         14.87
                                         14.88
                                         14.93
                                         14.98
                                         14.99
                                         15.07
                                         14.97
                                         14.98
                                         14.88
                                         14.88
                                         14.89
                                         14.61
                                         14.72
                                         14.88
                                         14.90
                                         15.00
                                         14.98
                                         14.98
                                         15.00
                                         14.99
                                         15.10
                                         15.10
                                         15.05
                                         15.01
                                         15.04
                                         14.93
                                         14.89
                                         14.82
                                         14.75
                                         14.75
                                         14.60
                                         14.49
                                         14.58
                                         14.79
                                         14.66
                                         14.60
                                         14.72
                                         14.60
                                         14.59
                                         14.55
                                         14.55
                                         14.68
                                         14.66
                                         14.54
                                         14.63
                                         14.72
                                         14.59
                                         14.62
                                         14.62
                                         14.72
                                         14.60
                                         14.63
                                         14.45
                                         14.45
                                         14.33
                                         14.33
                                         14.42
                                         14.23
                                         14.19
                                         14.04
                                         14.11
                                         14.08
                                         14.06
                                         14.00
                                         14.00
                                         14.08
                                         14.23
                                         14.16
                                         14.18
                                         14.29
                                         14.37
                                         14.55
                                         14.35
                                         14.30
                                         14.41
                                         14.35
                                         14.30
                                         14.41
                                         14.37
                                         14.35
                                         14.37
                                         14.50
                                         14.75
                                         14.75
                                         14.84
                                         14.89
                                         14.94
                                         14.93
                                         15.01
                                         15.10
                                         15.13
                                         15.11
                                         15.07
                                         15.12
                                         14.96
                                         14.99
                                         15.00
                                         15.02
                                         14.99
                                         15.00
                                         15.00
                                         15.05
                                         14.94
                                         15.09
                                         15.00
                                         15.07
                                         15.08
                                         15.07
                                         15.06
                                         15.05
                                         15.04
                                         14.93
                                         14.91
                                         14.99
                                         14.94
                                         14.88
                                         14.89
                                         14.77
                                         14.81
                                         14.85
                                         14.80
                                         14.76
                                         14.78
                                         14.77
                                         14.87
                                         14.81
                                         14.91
                                         14.94
                                         14.86
                                         14.86
                                         14.86
                                         14.90
                                         14.93
                                         14.93
                                         14.95
                                         14.87
                                         14.92
                                         14.81
                                         14.87
                                         14.65
                                         14.73
                                         14.71
                                         14.75
                                         14.83
                                         14.89
                                         14.91
                                         14.86
                                         14.80
                                         14.78
                                         14.80
                                         14.84
                           10/31/06      14.89

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Insured Tax-Free Advantage Municipal Fund

NEA

Performance
      OVERVIEW As of October 31, 2006

--------------------------------------------------------------------------------
CREDIT QUALITY
(as a % of total investments)

                                   [PIE CHART]

Insured                                                                     81%
U.S. Guaranteed                                                              9%
AAA (Uninsured)                                                              3%
AA (Uninsured)                                                               2%
A (Uninsured)                                                                3%
BBB (Uninsured)                                                              2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                   [BAR CHART]


0.0620  0.0620  0.0620  0.0620  0.0620  0.0620  0.0620  0.0620  0.0620  0.0620  0.0590  0.0590
----------------------------------------------------------------------------------------------
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE PRICE PERFORMANCE

                                  [LINE CHART]

                                         Weekly
                             Date     Closing Price
                           --------   -------------
                           11/01/05      13.47
                                         13.44
                                         13.37
                                         13.18
                                         13.31
                                         13.33
                                         13.27
                                         13.20
                                         13.16
                                         13.06
                                         13.02
                                         13.15
                                         13.08
                                         13.15
                                         13.17
                                         13.09
                                         13.09
                                         13.07
                                         13.17
                                         13.05
                                         12.98
                                         13.12
                                         13.09
                                         13.08
                                         13.10
                                         13.01
                                         13.13
                                         13.09
                                         13.16
                                         13.09
                                         13.11
                                         13.10
                                         13.09
                                         13.04
                                         13.01
                                         13.01
                                         13.04
                                         13.12
                                         13.11
                                         13.23
                                         13.35
                                         13.34
                                         13.34
                                         13.56
                                         13.63
                                         13.68
                                         13.70
                                         13.71
                                         13.68
                                         13.68
                                         13.94
                                         13.65
                                         13.60
                                         13.70
                                         13.74
                                         13.72
                                         13.81
                                         14.01
                                         13.93
                                         13.83
                                         13.95
                                         13.83
                                         13.88
                                         13.84
                                         13.70
                                         13.62
                                         13.60
                                         13.60
                                         13.67
                                         13.73
                                         13.75
                                         13.95
                                         13.84
                                         13.92
                                         13.90
                                         14.00
                                         14.05
                                         14.07
                                         14.02
                                         14.04
                                         14.10
                                         14.10
                                         14.07
                                         14.02
                                         13.85
                                         13.85
                                         13.80
                                         13.80
                                         13.95
                                         13.87
                                         13.71
                                         13.65
                                         13.80
                                         13.75
                                         13.82
                                         13.73
                                         13.57
                                         13.67
                                         13.63
                                         13.75
                                         13.71
                                         13.73
                                         13.75
                                         13.69
                                         13.78
                                         13.80
                                         13.79
                                         13.84
                                         13.75
                                         13.72
                                         13.65
                                         13.56
                                         13.48
                                         13.50
                                         13.56
                                         13.73
                                         13.60
                                         13.59
                                         13.65
                                         13.66
                                         13.70
                                         13.70
                                         13.75
                                         13.71
                                         13.71
                                         13.79
                                         13.85
                                         13.90
                                         13.90
                                         13.85
                                         13.74
                                         13.75
                                         13.72
                                         13.70
                                         13.75
                                         13.84
                                         14.01
                                         13.71
                                         13.75
                                         13.83
                                         13.71
                                         13.79
                                         13.76
                                         13.59
                                         13.55
                                         13.53
                                         13.70
                                         13.85
                                         13.79
                                         13.59
                                         13.58
                                         13.50
                                         13.54
                                         13.53
                                         13.58
                                         13.60
                                         13.53
                                         13.48
                                         13.46
                                         13.48
                                         13.44
                                         13.48
                                         13.48
                                         13.46
                                         13.52
                                         13.62
                                         13.53
                                         13.65
                                         13.61
                                         13.84
                                         13.75
                                         13.81
                                         13.88
                                         14.05
                                         13.99
                                         14.18
                                         14.10
                                         14.08
                                         13.99
                                         14.05
                                         14.02
                                         14.08
                                         14.04
                                         14.20
                                         14.20
                                         14.12
                                         14.21
                                         14.22
                                         14.24
                                         14.25
                                         14.39
                                         14.50
                                         14.51
                                         14.47
                                         14.47
                                         14.40
                                         14.48
                                         14.39
                                         14.30
                                         14.31
                                         14.33
                                         14.30
                                         14.34
                                         14.37
                                         14.42
                                         14.35
                                         14.40
                                         14.39
                                         14.49
                                         14.42
                                         14.45
                                         14.52
                                         14.46
                                         14.47
                                         14.31
                                         14.33
                                         14.29
                                         14.29
                                         14.35
                                         14.24
                                         14.36
                                         14.33
                                         14.35
                                         14.39
                                         14.45
                                         14.39
                                         14.36
                                         14.40
                                         14.49
                                         14.59
                                         14.50
                                         14.46
                                         14.46
                                         14.56
                                         14.58
                                         14.56
                                         14.55
                                         14.57
                                         14.49
                                         14.47
                                         14.38
                                         14.43
                                         14.33
                                         14.40
                                         14.35
                                         14.34
                                         14.35
                                         14.37
                                         14.30
                                         14.30
                                         14.39
                                         14.30
                                         14.30
                                         14.29
                           10/31/06      14.35

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    14.35
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    14.93
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.88%
--------------------------------------------------------------------------------
Market Yield                                                               4.93%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield 1                                                 6.85%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  276,506
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     19.81
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.94
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
-----------------------------------
            ON SHARE PRICE   ON NAV
-----------------------------------
1-Year         12.82%         7.82%
-----------------------------------
Since
Inception       4.72%         6.89%
-----------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 19.2%
--------------------------------------------------------------------------------
Texas                                                                       8.6%
--------------------------------------------------------------------------------
Michigan                                                                    7.7%
--------------------------------------------------------------------------------
New York                                                                    6.8%
--------------------------------------------------------------------------------
Washington                                                                  6.1%
--------------------------------------------------------------------------------
Indiana                                                                     5.8%
--------------------------------------------------------------------------------
Pennsylvania                                                                5.8%
--------------------------------------------------------------------------------
Alabama                                                                     5.5%
--------------------------------------------------------------------------------
South Carolina                                                              4.9%
--------------------------------------------------------------------------------
Wisconsin                                                                   4.4%
--------------------------------------------------------------------------------
Massachusetts                                                               3.3%
--------------------------------------------------------------------------------
Arizona                                                                     2.5%
--------------------------------------------------------------------------------
Colorado                                                                    2.5%
--------------------------------------------------------------------------------
Illinois                                                                    2.5%
--------------------------------------------------------------------------------
Other                                                                      14.4%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     27.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     26.2%
--------------------------------------------------------------------------------
Health Care                                                                13.4%
--------------------------------------------------------------------------------
Utilities                                                                   9.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             8.7%
--------------------------------------------------------------------------------
Transportation                                                              7.0%
--------------------------------------------------------------------------------
Other                                                                       8.0%
--------------------------------------------------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Shareholder
      MEETING REPORT

The Annual Shareholder Meeting was held on August 1, 2006, at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675.


                                               NQI                              NIO                              NIF
----------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:

                                     Common and                       Common and                       Common and
                                  MuniPreferred    MuniPreferred   MuniPreferred    MuniPreferred   MuniPreferred    MuniPreferred
                                  shares voting    shares voting   shares voting    shares voting   shares voting    voting shares
                                       together         together        together         together        together         together
                                     as a class       as a class      as a class       as a class      as a class       as a class
----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
     For                             32,238,455               --      71,979,626               --      17,463,741               --
     Withhold                           582,095               --         716,295               --          80,482               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           32,820,550               --      72,695,921               --      17,544,223               --
==================================================================================================================================
Lawrence H. Brown
     For                             32,254,410               --      71,999,392               --      17,458,106               --
     Withhold                           566,140               --         696,529               --          86,117               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           32,820,550               --      72,695,921               --      17,544,223               --
==================================================================================================================================
Jack B. Evans
     For                             32,245,601               --      71,990,365               --      17,463,741               --
     Withhold                           574,949               --         705,556               --          80,482               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           32,820,550               --      72,695,921               --      17,544,223               --
==================================================================================================================================
William C. Hunter
     For                             32,259,218               --      72,014,623               --      17,462,941               --
     Withhold                           561,332               --         681,298               --          81,282               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           32,820,550               --      72,695,921               --      17,544,223               --
==================================================================================================================================
David J. Kundert
     For                             32,251,880               --      72,005,412               --      17,462,381               --
     Withhold                           568,670               --         690,509               --          81,842               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           32,820,550               --      72,695,921               --      17,544,223               --
==================================================================================================================================
William J. Schneider
     For                                     --           11,492              --           25,195              --            5,780
     Withhold                                --               29              --              314              --                2
----------------------------------------------------------------------------------------------------------------------------------
     Total                                   --           11,521              --           25,509              --            5,782
==================================================================================================================================
Timothy R. Schwertfeger
     For                                     --           11,491              --           25,195              --            5,780
     Withhold                                --               30              --              314              --                2
----------------------------------------------------------------------------------------------------------------------------------
     Total                                   --           11,521              --           25,509              --            5,782
==================================================================================================================================
Judith M. Stockdale
     For                             32,243,979               --      71,998,805               --      17,460,139               --
     Withhold                           576,571               --         697,116               --          84,084               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           32,820,550               --      72,695,921               --      17,544,223               --
==================================================================================================================================
Eugene S. Sunshine
     For                             32,253,943               --      72,008,705               --      17,462,181               --
     Withhold                           566,607               --         687,216               --          82,042               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           32,820,550               --      72,695,921               --      17,544,223               --
==================================================================================================================================



                                               NPX                              NVG                              NEA
----------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:

                                     Common and                       Common and                       Common and
                                  MuniPreferred    MuniPreferred   MuniPreferred    MuniPreferred   MuniPreferred    MuniPreferred
                                  shares voting    shares voting   shares voting    shares voting   shares voting    voting shares
                                       together         together        together         together        together         together
                                     as a class       as a class      as a class       as a class      as a class       as a class
----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
     For                             34,175,124               --      28,127,919               --      17,801,431               --
     Withhold                           352,757               --         111,800               --         181,736               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           34,527,881               --      28,239,719               --      17,983,167               --
==================================================================================================================================
Lawrence H. Brown
     For                             34,168,776               --      28,123,917               --      17,782,900               --
     Withhold                           359,105               --         115,802               --         200,267               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           34,527,881               --      28,239,719               --      17,983,167               --
==================================================================================================================================
Jack B. Evans
     For                             34,159,360               --      28,127,016               --      17,792,731               --
     Withhold                           368,521               --         112,703               --         190,436               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           34,527,881               --      28,239,719               --      17,983,167               --
==================================================================================================================================
William C. Hunter
     For                             34,169,095               --      28,128,777               --      17,791,124               --
     Withhold                           358,786               --         110,942               --         192,043               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           34,527,881               --      28,239,719               --      17,983,167               --
==================================================================================================================================
David J. Kundert
     For                             34,175,624               --      28,126,977               --      17,783,567               --
     Withhold                           352,257               --         112,742               --         199,600               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           34,527,881               --      28,239,719               --      17,983,167               --
==================================================================================================================================
William J. Schneider
     For                                     --            9,872              --            8,641              --            5,202
     Withhold                                --                4              --               36              --                5
----------------------------------------------------------------------------------------------------------------------------------
     Total                                   --            9,876              --            8,677              --            5,207
==================================================================================================================================
Timothy R. Schwertfeger
     For                                     --            9,872              --            8,641              --            5,202
     Withhold                                --                4              --               36              --                5
----------------------------------------------------------------------------------------------------------------------------------
     Total                                   --            9,876              --            8,677              --            5,207
==================================================================================================================================
Judith M. Stockdale
     For                             34,174,404               --      28,127,919               --      17,788,695               --
     Withhold                           353,477               --         111,800               --         194,472               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           34,527,881               --      28,239,719               --      17,983,167               --
==================================================================================================================================
Eugene S. Sunshine
     For                             34,169,387               --      28,129,633               --      17,789,861               --
     Withhold                           358,494               --         110,086               --         193,306               --
----------------------------------------------------------------------------------------------------------------------------------
     Total                           34,527,881               --      28,239,719               --      17,983,167               --
==================================================================================================================================


Report of
      INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund and Nuveen Insured Tax-Free Advantage Municipal Fund (the "Funds") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund and Nuveen Insured Tax-Free Advantage Municipal Fund at October 31, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
December 14, 2006

                Nuveen Insured Quality Municipal Fund, Inc. (NQI)

                Portfolio of
                        INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ALABAMA - 1.5% (1.0% OF TOTAL INVESTMENTS)

$      1,135   Birmingham Waterworks and Sewerage Board, Alabama, Water and           1/13 at 100.00           AAA    $   1,226,277
                 Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20 -
                 MBIA Insured

       7,500   Huntsville Healthcare Authority, Alabama, Revenue Bonds,               6/15 at 100.00           AAA        7,909,050
                 Series 2005A, 5.000%, 6/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,635   Total Alabama                                                                                              9,135,327
------------------------------------------------------------------------------------------------------------------------------------

               ARIZONA - 1.6% (1.1% OF TOTAL INVESTMENTS)

       9,200   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien           7/12 at 100.00           AAA        9,618,416
                 Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 - FGIC
                 Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               ARKANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

       4,250   University of Arkansas, Fayetteville, Revenue Bonds, Medical          11/14 at 100.00           Aaa        4,504,192
                 Sciences Campus, Series 2004B, 5.000%, 11/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 28.5% (18.9% OF TOTAL INVESTMENTS)

       1,500   Acalanes Union High School District, Contra Costa County,              8/15 at 100.00           AAA        1,606,875
                 California, General Obligation Bonds, Series 2005, 5.000%,
                 8/01/24 - FGIC Insured

               California Department of Water Resources, Water System Revenue
               Bonds, Central Valley Project, Series 2005AC:
       4,045     5.000%, 12/01/24 - MBIA Insured                                     12/14 at 100.00           AAA        4,330,253
       4,000     5.000%, 12/01/26 - MBIA Insured                                     12/14 at 100.00           AAA        4,249,680

       1,275   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00           Aaa        1,398,012
                 Occidental College, Series 2005A, 5.250%, 10/01/23 - MBIA
                 Insured

       2,370   California Infrastructure Economic Development Bank, First Lien        1/28 at 100.00           AAA        3,351,014
                 Revenue Bonds, San Francisco Bay Area Toll Bridge, Series
                 2003A. Residuals Series 1485, 7.327%, 7/01/33 (Pre-refunded
                 1/01/28) - AMBAC Insured (IF)

      13,175   California Pollution Control Financing Authority, Revenue              9/09 at 101.00           AAA       13,893,960
                 Refunding Bonds, Southern California Edison Company, Series
                 1999A, 5.450%, 9/01/29 - MBIA Insured

       8,000   California, General Obligation Bonds, Series 2002, 5.000%,            10/12 at 100.00           AAA        8,336,160
                 10/01/32 - MBIA Insured

       3,750   California, General Obligation Bonds, Series 2004, 5.000%,             4/14 at 100.00           AAA        3,945,450
                 4/01/31 - AMBAC Insured

      20,500   California, General Obligation Refunding Bonds, Series 2002,           4/12 at 100.00           AAA       21,509,215
                 5.000%, 4/01/27 - AMBAC Insured

       2,340   Cerritos Public Financing Authority, California, Tax Allocation       11/17 at 102.00           AAA        2,549,360
                 Revenue Bonds, Los Cerritos Redevelopment Projects, Series
                 2002A, 5.000%, 11/01/24 - AMBAC Insured

       5,000   Clovis Unified School District, Fresno County, California,               No Opt. Call           AAA        2,206,800
                 General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 - FGIC
                 Insured

               Foothill/Eastern Transportation Corridor Agency, California, Toll
               Road Revenue Refunding Bonds, Series 1999:
      22,985     0.000%, 1/15/24 - MBIA Insured                                        1/10 at 44.52           AAA        8,979,090
      22,000     0.000%, 1/15/31 - MBIA Insured                                        1/10 at 29.11           AAA        5,590,420
      50,000     0.000%, 1/15/37 - MBIA Insured                                        1/10 at 20.19           AAA        8,811,000

       5,000   Garden Grove, California, Certificates of Participation,               3/12 at 101.00           AAA        5,264,100
                 Financing Project, Series 2002A, 5.125%, 3/01/32 - AMBAC Insured

       5,500   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00           AAA        5,803,985
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                 5.000%, 6/01/35 - FGIC Insured

       3,795   Kern Community College District, California, General Obligation       11/15 at 100.00           AAA        4,122,812
                 Bonds, Series 2005, 5.000%, 11/01/20 - FSA Insured

       5,795   Kern Community College District, California, General Obligation          No Opt. Call           AAA        2,528,069
                 Bonds, Series 2006, 0.000%, 11/01/25 - FSA Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CALIFORNIA (continued)

$      5,423   Moreno Valley Public Finance Authority, California, GNMA              1/12 at 105.00            Aaa    $   5,707,924
                 Collateralized Assisted Living Housing Revenue Bonds, CDC
                 Assisted Living Project, Series 2000A, 7.500%, 1/20/42

       5,650   Ontario Redevelopment Financing Authority, San Bernardino County,      2/07 at 100.00           AAA        5,911,086
                 California, Revenue Bonds, Redevelopment Project 1, Series
                 1993, 5.850%, 8/01/22 - MBIA Insured (ETM)

       3,615   Pasadena Unified School District, Los Angeles County, California,      5/13 at 100.00           AAA        3,928,240
                 General Obligation Bonds, Series 2003D, 5.000%, 5/01/24
                 (Pre-refunded 5/01/13) - MBIA Insured

       2,590   Riverside County Public Financing Authority, California, Tax          10/14 at 100.00           AAA        2,730,922
                 Allocation Bonds, Multiple Projects, Series 2004, 5.000%,
                 10/01/25 - XLCA Insured

       2,000   San Diego Redevelopment Agency, California, Subordinate Lien Tax       9/14 at 100.00           AAA        2,146,460
                 Allocation Bonds, Centre City Project, Series 2004A, 5.000%,
                 9/01/21 - XLCA Insured

               San Francisco Airports Commission, California, Revenue Refunding
               Bonds, San Francisco International Airport, Second Series 2001,
               Issue 27A:
       7,200     5.125%, 5/01/21 - MBIA Insured (Alternative Minimum Tax)             5/11 at 100.00           AAA        7,538,112
      12,690     5.250%, 5/01/31 - MBIA Insured (Alternative Minimum Tax)             5/11 at 100.00           AAA       13,178,438

               San Francisco Bay Area Rapid Transit District, California, Sales
               Tax Revenue Bonds, Series 2005A:
       2,000     5.000%, 7/01/21 - MBIA Insured                                       7/15 at 100.00           AAA        2,161,140
       3,655     5.000%, 7/01/22 - MBIA Insured                                       7/15 at 100.00           AAA        3,935,521
       3,840     5.000%, 7/01/23 - MBIA Insured                                       7/15 at 100.00           AAA        4,120,166

       3,500   Saugus Union School District, Los Angeles County, California,            No Opt. Call           AAA        1,691,130
                 General Obligation Bonds, Series 2006, 0.000%, 8/01/23 - FGIC
                 Insured

       1,000   Sierra Joint Community College District, Tahoe Truckee,                8/14 at 100.00           AAA        1,058,840
                 California, General Obligation Bonds, School Facilities
                 Improvement District 1, Series 2005A, 5.000%, 8/01/27 - FGIC
                 Insured

       1,575   Sierra Joint Community College District, Western Nevada,               8/14 at 100.00           AAA        1,665,531
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2005A, 5.000%, 8/01/27 - FGIC
                 Insured

       3,600   Ventura County Community College District, California, General         8/15 at 100.00           AAA        3,831,912
                 Obligation Bonds, Series 2005B, 5.000%, 8/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
     239,368   Total California                                                                                         168,081,677
------------------------------------------------------------------------------------------------------------------------------------

               COLORADO - 1.7% (1.1% OF TOTAL INVESTMENTS)

       2,015   Board of Trustees of the University of Northern Colorado, Revenue      6/15 at 100.00           AAA        2,163,888
                 Bonds, Series 2005, 5.000%, 6/01/22 - FSA Insured

       4,335   Denver City and County, Colorado, Airport Revenue Bonds, Series       11/16 at 100.00           AAA        5,244,830
                 2006, 7.281%, 11/15/25 - FGIC Insured (IF)

       1,250   Jefferson County School District R1, Colorado, General Obligation     12/14 at 100.00           AAA        1,331,888
                 Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured

       1,000   University of Colorado, Enterprise System Revenue Bonds, Series        6/15 at 100.00           AAA        1,063,420
                 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,600   Total Colorado                                                                                             9,804,026
------------------------------------------------------------------------------------------------------------------------------------

               CONNECTICUT - 0.4% (0.2% OF TOTAL INVESTMENTS)

       2,000   Connecticut, General Obligation Bonds, Series 2004D, 5.000%,          12/14 at 100.00           AAA       2,147,620
                 12/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               DISTRICT OF COLUMBIA - 1.4% (0.9% OF TOTAL INVESTMENTS)

       8,000   Washington Convention Center Authority, District of Columbia,         10/08 at 101.00           AAA       8,262,800
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 5.000%,
                 10/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               FLORIDA - 7.5% (5.0% OF TOTAL INVESTMENTS)

       3,450   Collier County, Florida, Capital Improvement Revenue Bonds,           10/14 at 100.00           AAA        3,666,384
                 Series 2005, 5.000%, 10/01/24 - MBIA Insured

       3,250   Florida State Board of Education, Full Faith and Credit Public         6/13 at 101.00           AAA        3,479,938
                 Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 -
                 AMBAC Insured

      20,000   Lee County, Florida, Airport Revenue Bonds, Series 2000A, 5.750%,     10/10 at 101.00           AAA       21,537,000
                 10/01/25 - FSA Insured (Alternative Minimum Tax)



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               FLORIDA (continued)

$      4,115   Miami-Dade County Housing Finance Authority, Florida, Multifamily      7/11 at 100.00           AAA    $   4,294,661
                 Housing Revenue Bonds, Monterey Pointe Apartments, Series
                 2001-2A, 5.850%, 7/01/37 - FSA Insured (Alternative Minimum
                 Tax)

       7,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/12 at 100.00           AAA        7,404,880
                 International Airport, Series 2002, 5.375%, 10/01/32 - FGIC
                 Insured (Alternative Minimum Tax)

       3,780   Palm Beach County School Board, Florida, Certificates of               8/13 at 100.00           AAA        4,058,548
                 Participation, Series 2003A, 5.000%, 8/01/16 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      41,595   Total Florida                                                                                             44,441,411
------------------------------------------------------------------------------------------------------------------------------------

               GEORGIA - 0.3% (0.1% OF TOTAL INVESTMENTS)

       1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series          11/14 at 100.00           AAA        1,066,830
                 2004, 5.000%, 11/01/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

               HAWAII - 6.0% (4.0% OF TOTAL INVESTMENTS)

       1,620   Hawaii County, Hawaii, General Obligation Bonds, Series 2003A,         7/13 at 100.00           AAA        1,733,530
                 5.000%, 7/15/21 - FSA Insured

      16,180   Hawaii Department of Budget and Finance, Special Purpose Revenue      11/06 at 101.00           AAA       16,373,836
                 Bonds, Hawaiian Electric Company Inc., Series 1996A, 6.200%,
                 5/01/26 - MBIA Insured (Alternative Minimum Tax)

               Hawaii Department of Transportation, Airport System Revenue
               Refunding Bonds, Series 2000B:
       8,785     6.625%, 7/01/18 - FGIC Insured (Alternative Minimum Tax)             7/10 at 101.00           AAA        9,691,788
       7,000     6.000%, 7/01/19 - FGIC Insured (Alternative Minimum Tax)             7/10 at 101.00           AAA        7,581,770
------------------------------------------------------------------------------------------------------------------------------------
      33,585   Total Hawaii                                                                                              35,380,924
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 15.2% (10.1% OF TOTAL INVESTMENTS)

       9,500   Chicago, Illinois, Second Lien General Airport Revenue Refunding       1/10 at 101.00           AAA       10,035,135
                 Bonds, O'Hare International Airport, Series 1999, 5.500%,
                 1/01/15 - AMBAC Insured (Alternative Minimum Tax)

       2,875   Chicago, Illinois, Third Lien General Airport Revenue Bonds,           1/16 at 100.00           AAA        3,131,076
                 O'Hare International Airport, Series 2005A, 5.250%, 1/01/24 -
                 MBIA Insured

      25,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa Health       2/10 at 101.00           AAA       26,986,250
                 System, Series 2000, 5.875%, 2/15/30 - AMBAC Insured (ETM)

      13,275   Illinois, General Obligation Bonds, Illinois FIRST Program,            5/11 at 100.00           AAA       14,024,905
                 Series 2001, 5.250%, 5/01/26 - FSA Insured

      15,785   Illinois, General Obligation Bonds, Illinois FIRST Program,            4/12 at 100.00           AAA       16,800,133
                 Series 2002, 5.250%, 4/01/27 - FSA Insured

      18,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue            No Opt. Call           AAA        8,223,120
                 Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%,
                 12/15/24 - MBIA Insured

      10,000   University of Illinois, Certificates of Participation, Utility         8/11 at 100.00           AAA       10,744,400
                 Infrastructure Projects, Series 2001B, 5.250%, 8/15/21
                 (Pre-refunded 8/15/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      94,435   Total Illinois                                                                                            89,945,019
------------------------------------------------------------------------------------------------------------------------------------

               INDIANA - 1.6% (1.1% OF TOTAL INVESTMENTS)

       7,790   Indiana Transportation Finance Authority, Highway Revenue Bonds,         No Opt. Call           AAA        9,402,140
                 Series 1990A, 7.250%, 6/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               KANSAS - 0.5% (0.4% OF TOTAL INVESTMENTS)

       3,000   Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series     10/13 at 100.00           AAA        3,216,120
                 2003, 5.000%, 10/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

               KENTUCKY - 5.7% (3.8% OF TOTAL INVESTMENTS)

       3,015   Kentucky Asset/Liability Commission, General Fund Revenue Project      5/15 at 100.00           AAA        3,209,196
                 Notes, First Series 2005, 5.000%, 5/01/25 - MBIA Insured

               Kentucky Economic Development Finance Authority, Health System
               Revenue Bonds, Norton Healthcare Inc., Series 2000C:
       2,530     6.150%, 10/01/27 - MBIA Insured                                     10/13 at 101.00           AAA        2,904,718
      12,060     6.150%, 10/01/28 - MBIA Insured                                     10/13 at 101.00           AAA       13,846,207


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               KENTUCKY (continued)

               Kentucky Economic Development Finance Authority, Health System
               Revenue Bonds, Norton Healthcare Inc., Series 2000C:
$      3,815     6.150%, 10/01/27 (Pre-refunded 10/01/13) - MBIA Insured             10/13 at 101.00           AAA    $   4,419,105
       6,125     6.150%, 10/01/28 (Pre-refunded 10/01/13) - MBIA Insured             10/13 at 101.00           Aaa        7,094,894

       2,230   Kentucky State Property and Buildings Commission, Revenue Bonds,       8/15 at 100.00           AAA        2,392,277
                 Project 85, Series 2005, 5.000%, 8/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      29,775   Total Kentucky                                                                                            33,866,397
------------------------------------------------------------------------------------------------------------------------------------

               LOUISIANA - 1.4% (0.9% OF TOTAL INVESTMENTS)

       2,040   Louisiana State, Gas Tax Revenue Bonds, Series 2006, 4.500%,           5/16 at 100.00           AAA        2,024,088
                 5/01/41 (WI/DD, Settling 11/02/06) - FGIC Insured

       2,310   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA        2,255,992
                 Residuals 660-1, 5.850%, 5/01/41 (WI/DD, Settling 11/02/06) -
                 FGIC Insured (IF)

         275   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA          299,486
                 Residuals 661, 6.597%, 5/01/39 (WI/DD, Settling 11/02/06) - FSA
                 Insured (IF)

       3,515   Orleans Levee District, Louisiana, Levee District General              12/06 at 102.50          AAA        3,625,969
                 Obligation Bonds, Series 1986, 5.950%, 11/01/15 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,140   Total Louisiana                                                                                            8,205,535
------------------------------------------------------------------------------------------------------------------------------------

               MAINE - 1.4% (1.0% OF TOTAL INVESTMENTS)

       8,000   Maine Health and Higher Educational Facilities Authority, Revenue      7/09 at 101.00           AAA        8,545,760
                 Bonds, Series 1999B, 6.000%, 7/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               MARYLAND - 1.8% (1.2% OF TOTAL INVESTMENTS)

       2,100   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00           AAA        2,159,745
                 Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%,
                 7/01/36 (WI/DD, Settling 11/16/06) - MBIA Insured

       7,535   Maryland Transportation Authority, Airport Parking Revenue Bonds,      3/12 at 101.00           AAA        8,165,680
                 Baltimore-Washington International Airport Passenger Facility,
                 Series 2002B, 5.500%, 3/01/18 - AMBAC Insured (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       9,635   Total Maryland                                                                                            10,325,425
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 2.4% (1.6% OF TOTAL INVESTMENTS)

       5,000   Massachusetts Bay Transportation Authority, Senior Sales Tax           7/12 at 100.00           AAA        5,359,650
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                 (Pre-refunded 7/01/12) - FGIC Insured

       1,680   Massachusetts College Building Authority, Project Revenue Bonds,       5/16 at 100.00           AAA        1,785,067
                 Series 2006A, 5.000%, 5/01/36 - AMBAC Insured

       1,100   Massachusetts Water Resources Authority, General Revenue Bonds,        8/17 at 100.00           AAA        1,218,613
                 Series 2005A, 5.250%, 8/01/26 - MBIA Insured

               Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,
               Series 2004:
       1,250     5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00           AAA        1,371,337
       1,000     5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00           AAA        1,097,070
       1,195     5.250%, 1/01/23 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00           AAA        1,310,999
       2,000     5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00           AAA        2,194,140
------------------------------------------------------------------------------------------------------------------------------------
      13,225   Total Massachusetts                                                                                       14,336,876
------------------------------------------------------------------------------------------------------------------------------------

               MICHIGAN - 0.8% (0.6% OF TOTAL INVESTMENTS)

       4,750   Michigan Strategic Fund, Collateralized Limited Obligation             9/09 at 102.00           AAA        5,012,295
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               MINNESOTA - 0.0% (0.0% OF TOTAL INVESTMENTS)

          12   St. Louis Park, Minnesota, GNMA Mortgage-Backed Securities             4/07 at 100.00           Aaa           12,174
                 Program Single Family Residential Mortgage Revenue Bonds,
                 Series 1991A, 7.250%, 4/20/23
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MISSISSIPPI - 1.4% (0.9% OF TOTAL INVESTMENTS)

$      2,715   Harrison County Wastewater Management District, Mississippi,             No Opt. Call           AAA    $   3,389,406
                 Revenue Refunding Bonds, Wastewater Treatment Facilities,
                 Series 1991B, 7.750%, 2/01/14 - FGIC Insured

       2,545   Harrison County Wastewater Management District, Mississippi,             No Opt. Call           AAA        3,206,751
                 Wastewater Treatment Facilities Revenue Refunding Bonds, Series
                 1991A, 8.500%, 2/01/13 - FGIC Insured

       1,440   Mississippi Home Corporation, GNMA Collateralized Single Family       12/06 at 105.00           Aaa        1,456,488
                 Mortgage Revenue Bonds, Series 1996C, 7.600%, 6/01/29
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,700   Total Mississippi                                                                                          8,052,645
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 7.0% (4.7% OF TOTAL INVESTMENTS)

      33,700   Director of Nevada State Department of Business and Industry,          1/10 at 100.00           AAA       35,124,496
                 Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                 2000, 5.375%, 1/01/40 - AMBAC Insured

       5,720   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno       6/12 at 100.00           AAA        6,150,888
                 Transportation Rail Access Corridor Project, Series 2002,
                 5.125%, 6/01/32 (Pre-refunded 6/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      39,420   Total Nevada                                                                                              41,275,384
------------------------------------------------------------------------------------------------------------------------------------

               NEW JERSEY - 1.1% (0.7% OF TOTAL INVESTMENTS)

               New Jersey Economic Development Authority, Revenue Bonds,
               Motor Vehicle Surcharge, Series 2004A:
       1,700     5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00           AAA        1,827,466
       1,700     5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00           AAA        1,802,561

       2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,
                 5.000%, 1/01/19 - FGIC Insured                                       7/13 at 100.00           AAA        2,674,325
------------------------------------------------------------------------------------------------------------------------------------
       5,900   Total New Jersey                                                                                           6,304,352
------------------------------------------------------------------------------------------------------------------------------------

               NEW MEXICO - 1.1% (0.7% OF TOTAL INVESTMENTS)

               New Mexico Finance Authority, Public Project Revolving Fund
               Revenue Bonds, Series 2004C:
       1,420     5.000%, 6/01/22 - AMBAC Insured                                      6/14 at 100.00           AAA        1,513,479
       3,290     5.000%, 6/01/23 - AMBAC Insured                                      6/14 at 100.00           AAA        3,497,731

       1,530   New Mexico State University, Revenue Bonds, Series 2004, 5.000%,       4/14 at 100.00           AAA        1,624,783
                 4/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,240   Total New Mexico                                                                                           6,635,993
------------------------------------------------------------------------------------------------------------------------------------

               NEW YORK - 15.5% (10.3% OF TOTAL INVESTMENTS)

      11,760   Dormitory Authority of the State of New York, New York City,           5/10 at 101.00           AAA       12,745,488
                 Lease Revenue Bonds, Court Facilities, Series 1999, 5.750%,
                 5/15/30 (Pre-refunded 5/15/10) - AMBAC Insured

       1,100   Dormitory Authority of the State of New York, Revenue Bonds,           2/15 at 100.00           AAA        1,170,103
                 Mental Health Services Facilities Improvements, Series 2005A,
                 5.000%, 2/15/24 - AMBAC Insured

      15,000   Dormitory Authority of the State of New York, Revenue Bonds,          10/12 at 100.00           AAA       16,577,700
                 School Districts Financing Program, Series 2002D, 5.500%,
                 10/01/17 - MBIA Insured

       5,000   Long Island Power Authority, New York, Electric System General         6/16 at 100.00           AAA        5,355,550
                 Revenue Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC Insured

       8,000   Metropolitan Transportation Authority, New York, State Service         7/12 at 100.00           AAA        8,484,880
                 Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 - FGIC
                 Insured

       1,630   New York City Sales Tax Asset Receivable Corporation, New York,       10/14 at 100.00           AAA        1,740,677
                 Dedicated Revenue Bonds, Local Government Assistance
                 Corporation, Series 2004A, 5.000%, 10/15/24 - MBIA Insured

      10,255   New York State Housing Finance Agency, Mortgage Revenue Refunding     11/06 at 102.00           AAA       10,480,918
                 Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 - FSA
                 Insured

       4,200   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,     10/09 at 100.00           AAA        4,330,578
                 Series 82, 5.550%, 10/01/19 - MBIA Insured (Alternative Minimum
                 Tax)

      10,120   New York State Thruway Authority, General Revenue Bonds, Series        7/15 at 100.00           AAA       10,789,539
                 2005G, 5.000%, 1/01/26 - FSA Insured

       1,950   New York State Thruway Authority, Highway and Bridge Trust Fund       10/15 at 100.00           AAA        2,103,329
                 Bonds, Second Generation, Series 2005B, 5.000%, 4/01/21 - AMBAC
                 Insured

       6,595   New York State Thruway Authority, State Personal Income Tax            3/15 at 100.00           AAA        7,028,555
                 Revenue Bonds, Series 2005A, 5.000%, 3/15/25 - FSA Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               NEW YORK (continued)

               New York State Urban Development Corporation, Service Contract
               Revenue Bonds, Series 2005B:
$      2,460     5.000%, 3/15/24 - FSA Insured                                        3/15 at 100.00           AAA    $   2,625,337
       2,465     5.000%, 3/15/25 - FSA Insured                                        3/15 at 100.00           AAA        2,627,049

       5,000   Triborough Bridge and Tunnel Authority, New York, Subordinate         11/13 at 100.00           AAA        5,261,700
                 Lien General Purpose Revenue Bonds, Series 2003A, 5.000%,
                 11/15/32 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      85,535   Total New York                                                                                            91,321,403
------------------------------------------------------------------------------------------------------------------------------------

               OHIO - 3.1% (2.0% OF TOTAL INVESTMENTS)

       1,585   Cincinnati City School District, Hamilton County, Ohio, General          No Opt. Call           AAA        1,827,394
                 Obligation Bonds, Series 2006, 5.250%, 12/01/23 - FGIC Insured

       7,000   Cleveland State University, Ohio, General Receipts Bonds, Series       6/14 at 100.00           AAA        7,653,450
                 2004, 5.250%, 6/01/19 - FGIC Insured

       5,000   Lorain County, Ohio, Health Facilities Revenue Bonds, Catholic         9/09 at 102.00           AAA        5,320,050
                 Healthcare Partners, Series 1999A, 5.500%, 9/01/29 - AMBAC
                 Insured

       3,065   Oak Hills Local School District, Hamilton County, Ohio, General       12/15 at 100.00           AAA        3,278,324
                 Obligation Bonds, Series 2005, 5.000%, 12/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      16,650   Total Ohio                                                                                                18,079,218
------------------------------------------------------------------------------------------------------------------------------------

               OKLAHOMA - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,250   Oklahoma Capitol Improvement Authority, State Facilities Revenue       7/15 at 100.00           AAA        2,403,945
                 Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               PENNSYLVANIA - 3.0% (2.0% OF TOTAL INVESTMENTS)

       3,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/15 at 100.00           AAA        3,211,170
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

       7,000   Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds,       1/08 at 101.00           AAA        7,168,840
                 Pittsburgh International Airport, Series 1997A, 5.250%, 1/01/16
                 - MBIA Insured (Alternative Minimum Tax)

               Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova
               University, Series 2006:
       3,260     5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00           AAA        3,516,758
       1,600     5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00           AAA        1,722,000

       2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking            12/15 at 100.00           AAA        2,143,920
                 Revenue Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      16,860   Total Pennsylvania                                                                                        17,762,688
------------------------------------------------------------------------------------------------------------------------------------

               PUERTO RICO - 1.4% (1.0% OF TOTAL INVESTMENTS)

       2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series      7/15 at 100.00           AAA        2,701,425
                 2005RR, 5.000%, 7/01/22 - FGIC Insured

       5,000   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call           AAA        5,732,150
                 Authority, Series 2003AA, 5.500%, 7/01/16 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,500   Total Puerto Rico                                                                                          8,433,575
------------------------------------------------------------------------------------------------------------------------------------

               SOUTH CAROLINA - 0.5% (0.4% OF TOTAL INVESTMENTS)

       3,000   Charleston County School District, South Carolina, General             2/14 at 100.00           AAA        3,197,700
                 Obligation Bonds, Series 2004A, 5.000%, 2/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               TENNESSEE - 1.0% (0.7% OF TOTAL INVESTMENTS)

               Knox County Health, Educational and Housing Facilities Board,
               Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
               Series 2002A:
       7,500     0.000%, 1/01/24 - FSA Insured                                         1/13 at 52.75           AAA        2,986,875
       5,000     0.000%, 1/01/25 - FSA Insured                                         1/13 at 49.71           AAA        1,874,350
       2,750     0.000%, 1/01/26 - FSA Insured                                         1/13 at 46.78           AAA          966,598
------------------------------------------------------------------------------------------------------------------------------------
      15,250   Total Tennessee                                                                                            5,827,823
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TEXAS - 19.6% (13.0% OF TOTAL INVESTMENTS)

$      8,000   Abilene Health Facilities Development Corporation, Texas,              3/07 at 101.00           AAA    $   8,095,920
                 Hospital Revenue Refunding and Improvement Bonds, Hendrick
                 Medical Center Project, Series 1995C, 6.150%, 9/01/25 - MBIA
                 Insured

       5,275   Austin, Texas, Combined Utility System Revenue Refunding Bonds,       11/07 at 100.00           AAA        5,348,956
                 Series 1997, 5.125%, 11/15/20 11/15/20 - FSA Insured

       3,135   Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004,      7/14 at 100.00           AAA        3,414,172
                 5.250%, 7/15/20 - FSA Insured

       3,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/11 at 100.00           AAA        3,255,600
                 Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13
                 - FGIC Insured (Alternative Minimum Tax)

       3,735   Grand Prairie Independent School District, Dallas County, Texas,       2/13 at 100.00           AAA        3,923,543
                 General Obligation Bonds, Series 2003, 5.125%, 2/15/31 - FSA
                 Insured

       1,865   Harris County Hospital District, Texas, Revenue Refunding Bonds,         No Opt. Call           AAA        1,984,062
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured

         715   Harris County Hospital District, Texas, Revenue Refunding Bonds,         No Opt. Call           AAA          750,678
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)

       5,000   Houston, Texas, First Lien Combined Utility System Revenue Bonds,      5/14 at 100.00           AAA        5,433,750
                 Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       4,500   Houston, Texas, General Obligation Public Improvement Bonds,           3/11 at 100.00           AAA        4,702,680
                 Series 2001A, 5.000%, 3/01/22 - FSA Insured

      17,000   Houston, Texas, Junior Lien Water and Sewerage System Revenue            No Opt. Call           AAA       21,333,810
                 Refunding Bonds, Series 2002A, 5.750%, 12/01/32 - FSA Insured
                 (ETM)

       4,685   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,         7/10 at 100.00           AAA        4,916,486
                 Series 2000A, 5.500%, 7/01/19 - FSA Insured (Alternative
                 Minimum Tax)

      19,200   Jefferson County Health Facilities Development Corporation,            8/11 at 100.00           AAA       20,364,864
                 Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of
                 Southeast Texas, Series 2001, 5.400%, 8/15/31 - AMBAC Insured

       6,000   Laredo Community College District, Texas, Limited Tax General          8/10 at 100.00           AAA        6,375,540
                 Obligation Bonds, Series 2001, 5.375%, 8/01/31 (Pre-refunded
                 8/01/10) - AMBAC Insured

       2,000   Laredo Independent School District Public Facilities Corporation,      8/11 at 100.00           AAA        2,069,440
                 Texas, Lease Revenue Bonds, Series 2004A, 5.000%, 8/01/24 -
                 AMBAC Insured

      22,045   North Central Texas Health Facilities Development Corporation,         8/12 at 101.00           AAA       23,382,691
                 Revenue Bonds, Children's Medical Center of Dallas, Series
                 2002, 5.250%, 8/15/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
     106,155   Total Texas                                                                                              115,352,192
------------------------------------------------------------------------------------------------------------------------------------

               UTAH - 0.3% (0.2% OF TOTAL INVESTMENTS)

       1,660   Salt Lake City, Utah, Hospital Revenue Refunding Bonds, IHC           12/06 at 100.00           AAA        1,698,993
                 Hospitals Inc., Series 1988A, 8.000%, 5/15/07 (ETM)
------------------------------------------------------------------------------------------------------------------------------------

               WASHINGTON - 11.3% (7.5% OF TOTAL INVESTMENTS)

      10,730   Chelan County Public Utility District 1, Washington, Hydro             7/11 at 101.00           AAA       11,578,314
                 Consolidated System Revenue Refunding Bonds, Series 2001C,
                 5.650%, 7/01/32 - MBIA Insured (Alternative Minimum Tax)

      15,025   Seattle Housing Authority, Washington, GNMA Collateralized            11/11 at 105.00           AAA       17,016,414
                 Mortgage Loan Low Income Housing Assistance Revenue Bonds, Park
                 Place Project, Series 2000A, 7.000%, 5/20/42

       4,610   Seattle Housing Authority, Washington, GNMA Collateralized             9/11 at 102.00           AAA        5,026,882
                 Mortgage Loan Low Income Housing Assistance Revenue Bonds,
                 RHF/Esperanza Apartments Project, Series 2000A, 6.125%, 3/20/42
                 (Alternative Minimum Tax)

       5,000   Seattle, Washington, Municipal Light and Power Revenue Bonds,         12/10 at 100.00           AAA        5,292,050
                 Series 2000, 5.250%, 12/01/21 - FSA Insured

      11,750   Washington Public Power Supply System, Revenue Refunding Bonds,        7/08 at 102.00           AAA       12,220,235
                 Nuclear Project 1, Series 1998A, 5.125%, 7/01/17 - MBIA Insured

       2,500   Washington State Healthcare Facilities Authority, Revenue Bonds,      12/09 at 101.00           AAA        2,652,600
                 Providence Services, Series 1999, 5.375%, 12/01/19
                 (Pre-refunded 12/01/09) - MBIA Insured

      10,000   Washington State, General Obligation Bonds, Series R-2003A,            1/12 at 100.00           AAA       10,569,600
                 5.000%, 1/01/19 - MBIA Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WASHINGTON (continued)

$      2,250   Washington, Certificates of Participation, Washington Convention      7/09 at 100.00            AAA    $   2,334,488
                 and Trade Center, Series 1999, 5.250%, 7/01/14 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      61,865   Total Washington                                                                                          66,690,583
------------------------------------------------------------------------------------------------------------------------------------

               WEST VIRGINIA - 2.3% (1.5% OF TOTAL INVESTMENTS)

      12,845   West Virginia Water Development Authority, Infrastructure Revenue     10/10 at 100.00           AAA       13,755,454
                 Bonds, Infrastructure and Jobs Development Council Program,
                 Series 2000A, 5.500%, 10/01/39 (Pre-refunded 10/01/10) - FSA
                 Insured
------------------------------------------------------------------------------------------------------------------------------------

               WISCONSIN - 0.7% (0.5% OF TOTAL INVESTMENTS)

       2,180   Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,        11/14 at 100.00           Aaa        2,310,386
                 5.000%, 11/01/26 - FSA Insured

       1,675   Wisconsin Public Power Incorporated System, Power Supply System       7/15 at 100.00            AAA        1,774,528
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,855   Total Wisconsin                                                                                            4,084,914
------------------------------------------------------------------------------------------------------------------------------------
$    926,680   Total Long-Term Investments (cost $831,476,418) - 150.2%                                                 886,187,826
============------------------------------------------------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS - 0.2% (0.1% OF TOTAL INVESTMENTS)

       1,000   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                                   A-1+        1,000,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2000, 3.640%, 7/01/30 - FSA Insured (4)

         300   New York City, New York, General Obligation Bonds, Variable Rate                               A-1+          300,000
                 Demand Obligations, Fiscal Series 2002A-7, 3.550%, 11/01/24 -
                 AMBAC Insured (4)
------------------------------------------------------------------------------------------------------------------------------------
$      1,300   Total Short-Term Investments (cost $1,300,000)                                                             1,300,000
============------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $832,776,418) - 150.4%                                                           887,487,826
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.5%                                                                      20,440,250
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (53.9)%                                                        (318,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 589,928,076
               =====================================================================================================================


        All of the bonds in the Portfolio of Investments, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

              Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)

              Portfolio of
                      INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ALABAMA - 10.7% (7.1% OF TOTAL INVESTMENTS)

               Birmingham Special Care Facilities Financing Authority, Alabama,
               Revenue Bonds, Baptist Health System Inc., Series 1996A:
$      7,465     5.875%, 11/15/19 (Pre-refunded 11/15/06) - MBIA Insured             11/06 at 102.00           AAA    $   7,620,645
       1,750     5.875%, 11/15/26 (Pre-refunded 11/15/06) - MBIA Insured             11/06 at 102.00           AAA        1,786,487

      11,175   Hoover Board of Education, Alabama, Capital Outlay Tax                 2/11 at 100.00           AAA       11,819,127
                 Anticipation Warrants, Series 2001, 5.250%, 2/15/22 - MBIA
                 Insured

               Jefferson County, Alabama, Sewer Revenue Capital Improvement
               Warrants, Series 1999A:
      10,815     5.000%, 2/01/33 (Pre-refunded 2/01/09) - FGIC Insured                2/09 at 101.00           AAA       11,244,572
       9,790     5.000%, 2/01/33 (Pre-refunded 2/01/09) - FGIC Insured                2/09 at 101.00           AAA       10,189,726
      29,860     5.750%, 2/01/38 (Pre-refunded 2/01/09) - FGIC Insured                2/09 at 101.00           AAA       31,559,333

       2,500   Jefferson County, Alabama, Sewer Revenue Capital Improvement           8/12 at 100.00           AAA        2,698,300
                 Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded 8/01/12)
                 - FGIC Insured

               Jefferson County, Alabama, Sewer Revenue Capital Improvement
               Warrants, Series 2002D:
         425     5.000%, 2/01/38 (Pre-refunded 8/01/12) - FGIC Insured                8/12 at 100.00           AAA          455,065
      14,800     5.000%, 2/01/42 (Pre-refunded 8/01/12) - FGIC Insured                8/12 at 100.00           AAA       15,878,624

      18,760   Jefferson County, Alabama, Sewer Revenue Capitol Improvement           2/11 at 101.00           AAA       19,950,510
                 Warrants, Series 2001A, 5.000%, 2/01/41 (Pre-refunded 2/01/11)
                 - FGIC Insured

      10,195   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,           2/07 at 100.00           AAA       10,235,576
                 Series 1997A, 5.375%, 2/01/27 - FGIC Insured

       5,240   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,           2/11 at 101.00           AAA        5,583,220
                 Series 2003B, 5.000%, 2/01/41 (Pre-refunded 2/01/11) - FGIC
                 Insured

       6,000   University of Alabama, Tuscaloosa, General Revenue Bonds,              7/14 at 100.00           AAA        6,345,780
                 Series 2004A, 5.000%, 7/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
     128,775   Total Alabama                                                                                            135,366,965
------------------------------------------------------------------------------------------------------------------------------------

               ALASKA - 1.4% (0.9% OF TOTAL INVESTMENTS)

       3,190   Alaska Housing Finance Corporation, Collateralized Veterans           12/09 at 100.00           AAA        3,321,556
                 Mortgage Program Bonds, First Series 1999A-1, 6.150%, 6/01/39

      11,245   Alaska Housing Finance Corporation, General Mortgage Revenue           6/09 at 100.00           AAA       11,587,635
                 Bonds, Series 1999A, 6.050%, 6/01/39 - MBIA Insured

       3,000   Alaska Student Loan Corporation, Student Loan Revenue Bonds,           7/08 at 100.00           AAA        3,057,780
                 Series 1998A, 5.250%, 7/01/14 - AMBAC Insured (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      17,435   Total Alaska                                                                                              17,966,971
------------------------------------------------------------------------------------------------------------------------------------

               ARIZONA - 2.1% (1.4% OF TOTAL INVESTMENTS)

               Arizona State University, Certificates of Participation, Resh
               Infrastructure Projects, Series 2005A:
       2,000     5.000%, 9/01/25 - AMBAC Insured                                      3/15 at 100.00           AAA        2,120,800
       2,000     5.000%, 9/01/27 - AMBAC Insured                                      3/15 at 100.00           AAA        2,116,460

       1,000   Arizona State University, System Revenue Bonds, Series 2005,           7/15 at 100.00           AAA        1,064,660
                 5.000%, 7/01/27 - AMBAC Insured

       1,000   Maricopa County Union High School District 210, Phoenix, Arizona,      7/14 at 100.00           AAA        1,068,480
                 General Obligation Bonds, Series 2004A, 5.000%, 7/01/22 - FSA
                 Insured

       1,150   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/14 at 100.00           AAA        1,218,598
                 Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/27 -
                 MBIA Insured

      13,490   Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water      7/15 at 100.00           AAA       14,038,503
                 System Revenue Bonds, Series 2005, 4.750%, 7/01/25 - MBIA
                 Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ARIZONA (continued)

$      4,815   Pima County Industrial Development Authority, Arizona, Lease           1/07 at 100.50           AAA    $   4,833,056
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      25,455   Total Arizona                                                                                             26,460,557
------------------------------------------------------------------------------------------------------------------------------------

               ARKANSAS - 0.7% (0.5% OF TOTAL INVESTMENTS)

       3,660   Arkansas State University, Student Fee Revenue Bonds, Beebe            9/15 at 100.00           Aaa        3,878,173
                 Campus, Series 2006, 5.000%, 9/01/35 - AMBAC Insured

               Pulaski County, Arkansas, Hospital Revenue Bonds, Arkansas
               Children's Hospital, Series 2005:
       2,000     5.000%, 3/01/25 - AMBAC Insured                                      3/15 at 100.00           AAA        2,110,680
       3,000     5.000%, 3/01/30 - AMBAC Insured                                      3/15 at 100.00           AAA        3,168,180
------------------------------------------------------------------------------------------------------------------------------------
       8,660   Total Arkansas                                                                                             9,157,033
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 29.6% (19.6% OF TOTAL INVESTMENTS)

       5,600   Alameda Corridor Transportation Authority, California,                   No Opt. Call           AAA        3,110,464
                 Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20
                 - AMBAC Insured

      10,000   California Department of Veterans Affairs, Home Purchase Revenue       6/12 at 101.00           AAA       10,758,400
                 Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC Insured

               California Department of Water Resources, Power Supply Revenue
               Bonds, Series 2002A:
      30,000     5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                5/12 at 101.00           AAA       33,079,498
      25,000     5.375%, 5/01/18 (Pre-refunded 5/01/12) - AMBAC Insured               5/12 at 101.00           AAA       27,566,250

               California Department of Water Resources, Water System Revenue
               Bonds, Central Valley Project, Series 2005AC:
       3,700     5.000%, 12/01/24 - MBIA Insured                                     12/14 at 100.00           AAA        3,960,924
       2,820     5.000%, 12/01/27 - MBIA Insured                                     12/14 at 100.00           AAA        2,990,046

       6,000   California Infrastructure Economic Development Bank, First Lien        1/28 at 100.00           AAA        8,483,580
                 Revenue Bonds, San Francisco Bay Area Toll Bridge, Series
                 2003A. Residuals Series 1485, 7.327%, 7/01/33 (Pre-refunded
                 1/01/28) - AMBAC Insured (IF)

               California Rural Home Mortgage Finance Authority, GNMA
               Mortgage-Backed Securities Program Single Family Mortgage Revenue
               Bonds, Series 1996A:
           5     7.550%, 11/01/26 (Alternative Minimum Tax)                             No Opt. Call           AAA            5,088
          10     7.750%, 5/01/27 (Alternative Minimum Tax)                              No Opt. Call           AAA           10,185

       4,500   California, General Obligation Bonds, Series 1998, 5.000%,            10/08 at 101.00           AAA        4,650,345
                 10/01/19 - FGIC Insured

      10,150   California, General Obligation Bonds, Series 2004, 5.000%,            12/14 at 100.00           AAA       10,719,111
                 6/01/31 - AMBAC Insured

       3,500   Coachella Valley Unified School District, Riverside County,            8/15 at 100.00           AAA        3,736,075
                 California, General Obligation Bonds, Series 2005A, 5.000%,
                 8/01/26 - FGIC Insured

      20,000   Cucamonga County Water District, San Bernardino County,                9/11 at 101.00           AAA       21,188,400
                 California, Certificates of Participation, Water Shares
                 Purchase, Series 2000, 5.125%, 9/01/35 - FGIC Insured

       5,750   East Bay Municipal Utility District, Alameda and Contra Costa          6/15 at 100.00           AAA        6,118,920
                 Counties, California, Water System Subordinated Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/27 - MBIA Insured

      10,000   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00           AAA       10,552,700
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                 5.000%, 6/01/38 - FGIC Insured

       1,520   Hayward Redevelopment Agency, California, Downtown Redevelopment       3/16 at 100.00           AAA        1,599,207
                 Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 -
                 XLCA Insured

       4,000   Kern Community College District, California, General Obligation       11/15 at 100.00           AAA        4,345,520
                 Bonds, Series 2005, 5.000%, 11/01/20 - FSA Insured

       5,600   Kern Community College District, California, General Obligation          No Opt. Call           AAA        2,555,616
                 Bonds, Series 2006, 0.000%, 11/01/24 - FSA Insured

       5,000   Long Beach Bond Financing Authority, California, Lease Revenue        11/11 at 101.00           AAA        5,308,900
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.250%, 11/01/30 - AMBAC Insured

       1,875   Los Angeles Department of Water and Power, California, Waterworks      7/16 at 100.00           AAA        2,004,600
                 Revenue Bonds, Series 2006A-1, 5.000%, 7/01/36 - AMBAC Insured

       2,740   Los Angeles Harbors Department, California, Revenue Bonds, Series      8/16 at 102.00           AAA        2,946,760
                 2006A, 5.000%, 8/01/22 - FGIC Insured (Alternative Minimum Tax)



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CALIFORNIA (continued)

$     20,000   Los Angeles Unified School District, California, General               7/13 at 100.00           AAA    $  21,504,400
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/21 - FSA Insured

       2,000   Los Angeles Unified School District, California, General               7/15 at 100.00           AAA        2,145,920
                 Obligation Bonds, Series 2005A-2, 5.000%, 7/01/23 - MBIA
                 Insured

       3,000   Los Angeles Unified School District, California, General               7/16 at 100.00           AAA        3,232,170
                 Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC Insured

       6,205   Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%,     11/12 at 100.00           AAA        6,465,858
                 11/01/22 - FGIC Insured (Alternative Minimum Tax)

               Poway Redevelopment Agency, California, Tax Allocation Bonds,
               Paguay Redevelopment Project, Series 2001:
      15,000     5.200%, 6/15/30 - AMBAC Insured                                     12/11 at 101.00           AAA       15,885,750
       5,000     5.125%, 6/15/33 - AMBAC Insured                                     12/11 at 101.00           AAA        5,256,800

       2,035   Redding, California, Electric System Revenue Certificates of           6/15 at 100.00           AAA        2,145,989
                 Participation, Series 2005, 5.000%, 6/01/30 - FGIC Insured

       6,000   Redlands Unified School District, San Bernardino County,               7/13 at 100.00           AAA        6,320,820
                 California, General Obligation Bonds, Series 2003, 5.000%,
                 7/01/26 - FSA Insured

       2,285   Rio Hondo Community College District, California, General              8/15 at 100.00           AAA        2,477,626
                 Obligation Bonds, Series 2005A, 5.000%, 8/01/20 - FGIC Insured

       2,970   Riverside Community College District, California, General              8/15 at 100.00           AAA        3,199,789
                 Obligation Bonds, Series 2005, 5.000%, 8/01/22 - FSA Insured

       2,500   Sacramento County Sanitation District Financing Authority,            12/15 at 100.00           AAA        2,646,425
                 California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 -
                 FGIC Insured

      13,710   San Francisco Airports Commission, California, Revenue                 5/11 at 100.00           AAA       14,266,215
                 Refunding Bonds, San Francisco International Airport, Second
                 Series 2001, Issue 27A, 5.250%, 5/01/26 - MBIA Insured
                 (Alternative Minimum Tax)

      11,500   San Francisco Bay Area Rapid Transit District, California,             7/11 at 100.00           AAA       12,090,180
                 Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 - AMBAC
                 Insured

               San Francisco Bay Area Rapid Transit District, California,
               Sales Tax Revenue Bonds, Series 2005A:
       1,220     5.000%, 7/01/22 - MBIA Insured                                       7/15 at 100.00           AAA        1,313,635
       1,280     5.000%, 7/01/23 - MBIA Insured                                       7/15 at 100.00           AAA        1,373,389

      66,685   San Joaquin Hills Transportation Corridor Agency, Orange                 No Opt. Call           AAA       36,701,421
                 County, California, Senior Lien Toll Road Revenue Bonds, Series
                 1993, 0.000%, 1/01/21 (ETM)

               San Joaquin Hills Transportation Corridor Agency, Orange County,
               California, Toll Road Revenue Refunding Bonds, Series 1997A:
      31,615     5.250%, 1/15/30 - MBIA Insured                                       1/07 at 102.00           AAA       32,335,504
      21,500     0.000%, 1/15/32 - MBIA Insured                                         No Opt. Call           AAA        6,951,595

      12,525   San Jose Redevelopment Agency, California, Tax Allocation              8/10 at 101.00           AAA       13,191,956
                 Bonds, Merged Area Redevelopment Project, Series 2002, 5.000%,
                 8/01/20 - MBIA Insured

      11,000   Santa Ana Financing Authority, California, Lease Revenue Bonds,          No Opt. Call           AAA       13,871,440
                 Police Administration and Housing Facility, Series 1994A,
                 6.250%, 7/01/24 - MBIA Insured

       5,000   Walnut Energy Center Authority, California, Electric Revenue           1/14 at 100.00           AAA        5,234,050
                 Bonds, Turlock Irrigation District, Series 2004A, 5.000%,
                 1/01/34 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
     400,800   Total California                                                                                         374,301,521
------------------------------------------------------------------------------------------------------------------------------------

               COLORADO - 6.4% (4.2% OF TOTAL INVESTMENTS)

       1,080   Arkansas River Power Authority, Colorado, Power Revenue Bonds,        10/16 at 100.00           AAA        1,164,348
                 Series 2006, 5.250%, 10/01/40 - XLCA Insured

       1,900   Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space,       11/15 at 100.00           AAA        2,080,291
                 Series 2005B, 5.250%, 11/01/24 - FSA Insured

       1,000   Colorado Department of Transportation, Certificates of                 6/14 at 100.00           AAA        1,056,010
                 Participation, Series 2004, 5.000%, 6/15/25 - MBIA Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               COLORADO (continued)

$      4,950   Denver Convention Center Hotel Authority, Colorado, Senior            12/13 at 100.00           AAA    $   5,356,593
                 Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%,
                 12/01/33 (Pre-refunded 12/01/13) - XLCA Insured

       1,740   Douglas County School District RE1, Douglas and Elbert Counties,      12/14 at 100.00           Aaa        1,846,558
                 Colorado, General Obligation Bonds, Series 2005B, 5.000%,
                 12/15/28 - FSA Insured

      35,995   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call           AAA       17,357,869
                 Series 1997B, 0.000%, 9/01/23 - MBIA Insured

      30,800   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/10 at 102.00           AAA       33,750,946
                 Series 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10) - MBIA
                 Insured

      11,800   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,         9/10 at 74.80           AAA        7,651,946
                 Series 2000B, 0.000%, 9/01/15 (Pre-refunded 9/01/10) - MBIA
                 Insured

      10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,            No Opt. Call           AAA        3,989,300
                 Series 2004A, 0.000%, 9/01/27 - MBIA Insured

       2,750   Jefferson County School District R1, Colorado, General Obligation     12/14 at 100.00           AAA        2,930,153
                 Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured

       2,500   Summit County School District RE-1, Summit, Colorado, General         12/14 at 100.00           Aaa        2,666,700
                 Obligation Bonds, Series 2004B, 5.000%, 12/01/24 - FGIC Insured

       1,000   University of Colorado, Enterprise System Revenue Bonds, Series        6/15 at 100.00           AAA        1,063,420
                 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
     105,515   Total Colorado                                                                                            80,914,134
------------------------------------------------------------------------------------------------------------------------------------

               CONNECTICUT - 0.3% (0.2% OF TOTAL INVESTMENTS)

       4,000   Connecticut, General Obligation Bonds, Series 2004D, 5.000%,          12/14 at 100.00           AAA        4,278,080
                 12/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               DISTRICT OF COLUMBIA - 0.8% (0.6% OF TOTAL INVESTMENTS)

               District of Columbia Water and Sewerage Authority, Subordinate
               Lien Public Utility Revenue Bonds, Series 2003:
       5,000     5.125%, 10/01/24 - FGIC Insured                                     10/13 at 100.00           AAA        5,368,050
       5,000     5.125%, 10/01/25 - FGIC Insured                                     10/13 at 100.00           AAA        5,368,050
------------------------------------------------------------------------------------------------------------------------------------
      10,000   Total District of Columbia                                                                                10,736,100
------------------------------------------------------------------------------------------------------------------------------------

               FLORIDA - 5.6% (3.7% OF TOTAL INVESTMENTS)

       1,000   Hillsborough County School Board, Florida, Certificates of             7/15 at 100.00           AAA        1,057,930
                 Participation, Master Lease Program, Series 2005A, 5.000%,
                 7/01/26 - MBIA Insured

               Indian Trace Development District, Florida, Water Management
               Special Benefit Assessment Bonds, Series 2005:
         645     5.000%, 5/01/25 - MBIA Insured                                       5/15 at 102.00           Aaa          693,839
       1,830     5.000%, 5/01/27 - MBIA Insured                                       5/15 at 102.00           Aaa        1,960,497

       4,425   Jacksonville Economic Development Commission, Florida, Healthcare     11/12 at 100.00           AAA        4,801,435
                 Facilities Revenue Bonds, Mayo Clinic, Series 2001C, 5.500%,
                 11/15/36 - MBIA Insured

       1,505   Lee County, Florida, Transportation Facilities Revenue Bonds,         10/14 at 100.00           AAA        1,612,021
                 Series 2004B, 5.000%, 10/01/21 - AMBAC Insured

       2,000   Marco Island, Florida, Water Utility System Revenue Bonds, Series     10/13 at 100.00           AAA        2,105,540
                 2003, 5.000%, 10/01/27 - MBIA Insured

       2,150   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/12 at 100.00           AAA        2,234,775
                 International Airport, Series 2002A, 5.125%, 10/01/35 - FSA
                 Insured (Alternative Minimum Tax)

      35,920   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/12 at 100.00           AAA       37,997,611
                 International Airport, Series 2002, 5.375%, 10/01/32 - FGIC
                 Insured (Alternative Minimum Tax)

       5,320   Miami-Dade County, Florida, Public Facilities Revenue Bonds,           6/15 at 100.00           AAA        5,629,784
                 Jackson Health System, Series 2005B, 5.000%, 6/01/25 - MBIA
                 Insured

               Northern Palm Beach County Improvement District, Florida, Revenue
               Bonds, Water Control and Improvement Development Unit 9B, Series
               2005:
       1,290     5.000%, 8/01/23 - MBIA Insured                                       8/15 at 102.00           AAA        1,394,116
       2,145     5.000%, 8/01/29 - MBIA Insured                                       8/15 at 102.00           AAA        2,296,887



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               FLORIDA (continued)

               Ocala, Florida, Utility System Revenue Bonds, Series 2005B:
$      1,025     5.250%, 10/01/24 - FGIC Insured                                     10/15 at 100.00           Aaa    $   1,123,892
       2,590     5.000%, 10/01/27 - FGIC Insured                                     10/15 at 100.00           Aaa        2,749,622

       2,320   Osceola County, Florida, Transportation Revenue Bonds, Osceola         4/14 at 100.00           Aaa        2,463,724
                 Parkway, Series 2004, 5.000%, 4/01/23 - MBIA Insured

       2,225   Plantation, Florida, Non-Ad Valorem Revenue Refunding and              8/13 at 100.00           Aaa        2,382,641
                 Improvement Bonds, Series 2003, 5.000%, 8/15/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      66,390   Total Florida                                                                                             70,504,314
------------------------------------------------------------------------------------------------------------------------------------

               GEORGIA - 0.9% (0.6% OF TOTAL INVESTMENTS)

       1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series          11/14 at 100.00           AAA        1,066,830
                 2004, 5.000%, 11/01/22 - FSA Insured

       1,520   College Park Business and Industrial Development Authority,            9/14 at 102.00           AAA        1,676,484
                 Georgia, Revenue Bonds, Public Safety Project, Series 2004,
                 5.250%, 9/01/23 - MBIA Insured

               Fulton County Development Authority, Georgia, Revenue Bonds,
               Georgia Tech Molecular Science Building, Series 2004:
       1,695     5.250%, 5/01/19 - MBIA Insured                                       5/14 at 100.00           AAA        1,851,771
       1,135     5.250%, 5/01/20 - MBIA Insured                                       5/14 at 100.00           AAA        1,237,661
       4,500     5.000%, 5/01/36 - MBIA Insured                                       5/14 at 100.00           AAA        4,736,970

       1,250   Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue          2/07 at 102.00           AAA        1,276,400
                 Bonds, Southeast Georgia Health Systems, Series 1996, 5.250%,
                 8/01/13 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      11,100   Total Georgia                                                                                             11,846,116
------------------------------------------------------------------------------------------------------------------------------------

               HAWAII - 2.4% (1.6% OF TOTAL INVESTMENTS)

      24,250   Hawaii Department of Budget and Finance, Special Purpose Revenue      11/06 at 101.00           AAA       24,540,515
                 Bonds, Hawaiian Electric Company Inc., Series 1996A, 6.200%,
                 5/01/26 - MBIA Insured (Alternative Minimum Tax)

       5,000   Hawaii, General Obligation Bonds, Series 2005DF, 5.000%, 7/01/25       7/15 at 100.00           AAA        5,334,600
                 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      29,250   Total Hawaii                                                                                              29,875,115
------------------------------------------------------------------------------------------------------------------------------------

               IDAHO - 0.3% (0.2% OF TOTAL INVESTMENTS)

         495   Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series        No Opt. Call           Aa1          508,712
                 1994B-1, 6.750%, 7/01/22

         440   Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series        No Opt. Call           Aa1          452,896
                 1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)

         550   Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series      1/07 at 100.00           Aaa          563,173
                 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)

               Idaho Housing and Finance Association, Grant and Revenue
               Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
       1,000     5.000%, 7/15/23 - MBIA Insured                                       7/16 at 100.00           Aaa        1,076,800
       1,065     5.000%, 7/15/24 - MBIA Insured                                       7/16 at 100.00           Aaa        1,144,140
------------------------------------------------------------------------------------------------------------------------------------
       3,550   Total Idaho                                                                                                3,745,721
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 6.5% (4.3% OF TOTAL INVESTMENTS)

       1,050   Bedford Park, Illinois, General Obligation Bonds, Series 2004A,       12/14 at 100.00           AAA        1,150,118
                 5.250%, 12/15/20 - FSA Insured

               Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
               Refunding Bonds, O'Hare International Airport, Series 2001E:
       4,615     5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00           AAA        4,919,867
       4,870     5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00           AAA        5,191,712

       7,200   Chicago, Illinois, Third Lien General Airport Revenue Bonds,           1/16 at 100.00           AAA        7,841,304
                 O'Hare International Airport, Series 2005A, 5.250%, 1/01/24 -
                 MBIA Insured

      10,000   Illinois Development Finance Authority, Revenue Bonds, Provena         5/08 at 101.00           AAA       10,326,200
                 Health, Series 1998A, 5.500%, 5/15/21 - MBIA Insured

       2,095   Illinois Educational Facilities Authority, Revenue Bonds, Robert      12/07 at 100.00           Aaa        2,141,677
                 Morris College, Series 2000, 5.800%, 6/01/30 - MBIA Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ILLINOIS (continued)

$      4,500   Illinois Health Facilities Authority, Revenue Bonds, Alexian           1/09 at 101.00           AAA    $   4,674,015
                 Brothers Health System, Series 1999, 5.000%, 1/01/19
                 (Pre-refunded 1/01/09) - FSA Insured

       7,000   Illinois Health Facilities Authority, Revenue Bonds, Hospital          6/08 at 101.00           Aaa        7,178,920
                 Sisters Services Inc. Obligated Group, Series 1998A, 5.000%,
                 6/01/18 - MBIA Insured

       6,000   Illinois Toll Highway Authority, State Toll Highway Authority          7/16 at 100.00           AAA        6,414,720
                 Revenue Bonds, Series 2006, 5.000%, 1/01/26 - FSA Insured

      22,410   Illinois, General Obligation Bonds, Illinois FIRST Program,            2/12 at 100.00           AAA       23,591,903
                 Series 2002, 5.125%, 2/01/27 - FGIC Insured

               Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
       4,260     5.000%, 12/01/22 - FGIC Insured                                     12/14 at 100.00           AAA        4,537,965
       2,365     5.000%, 12/01/23 - FGIC Insured                                     12/14 at 100.00           AAA        2,512,623

       4,000   Southwestern Illinois Development Authority, School Revenue              No Opt. Call           AAA        1,739,720
                 Bonds, Triad School District 2, Madison County, Illinois,
                 Series 2006, 0.000%, 10/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      80,365   Total Illinois                                                                                            82,220,744
------------------------------------------------------------------------------------------------------------------------------------

               INDIANA - 2.8% (1.8% OF TOTAL INVESTMENTS)

       2,030   Decatur Township-Marion County Multi-School Building Corporation,      7/13 at 100.00           AAA        2,167,309
                 Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/20 -
                 FGIC Insured

      20,000   Indianapolis Local Public Improvement Bond Bank, Indiana, Series         No Opt. Call           AAA        7,866,000
                 1999E, 0.000%, 2/01/28 - AMBAC Insured

       3,250   Indianapolis Local Public Improvement Bond Bank, Indiana,              7/12 at 100.00           AAA        3,525,113
                 Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded
                 7/01/12) - MBIA Insured

       1,340   Monroe-Gregg Grade School Building Corporation, Morgan County,         1/14 at 100.00           AAA        1,409,801
                 Indiana, First Mortgage Bonds, Series 2004, 5.000%, 1/15/25 -
                 FSA Insured

       5,000   Noblesville Redevelopment Authority, Indiana, Economic                 7/13 at 100.00           AAA        5,235,800
                 Development Lease Rental Bonds, Exit 10 Project, Series 2003,
                 5.000%, 1/15/28 - AMBAC Insured

      10,000   Purdue University, Indiana, Student Fee Bonds, Series 2002O,           1/12 at 100.00           AAA       10,564,800
                 5.000%, 7/01/19 - MBIA Insured

       3,705   Whitley County Middle School Building Corporation, Columbia City,      7/13 at 100.00           AAA        3,990,804
                 Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/16 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      45,325   Total Indiana                                                                                             34,759,627
------------------------------------------------------------------------------------------------------------------------------------

               KANSAS - 1.2% (0.8% OF TOTAL INVESTMENTS)

       2,055   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%,      9/14 at 101.00           AAA        2,207,707
                 9/01/23 - FSA Insured

               Neosho County Unified School District 413, Kansas, General
               Obligation Bonds, Series 2006:
       2,145     5.000%, 9/01/27 - FSA Insured                                        9/14 at 100.00           Aaa        2,276,810
       4,835     5.000%, 9/01/29 - FSA Insured                                        9/14 at 100.00           Aaa        5,125,438

       5,000   University of Kansas Hospital Authority, Health Facilities             9/09 at 100.00           AAA        5,247,900
                 Revenue Bonds, KU Health System, Series 1999A, 5.650%, 9/01/29
                 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      14,035   Total Kansas                                                                                              14,857,855
------------------------------------------------------------------------------------------------------------------------------------

               KENTUCKY - 2.1% (1.4% OF TOTAL INVESTMENTS)

       3,870   Kenton County School District Finance Corporation, Kentucky,           6/14 at 100.00           Aaa        4,145,699
                 School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 -
                 MBIA Insured

       7,500   Kentucky Turnpike Authority, Economic Development Road Revenue         7/16 at 100.00           AAA        8,055,525
                 Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 -
                 AMBAC Insured

      12,980   Louisville and Jefferson County Metropolitan Sewer District,          11/11 at 101.00           AAA       14,115,361
                 Kentucky, Sewer and Drainage System Revenue Bonds, Series
                 2001A, 5.500%, 5/15/34 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      24,350   Total Kentucky                                                                                            26,316,585
------------------------------------------------------------------------------------------------------------------------------------

               LOUISIANA - 3.8% (2.5% OF TOTAL INVESTMENTS)

       5,000   DeSoto Parish, Louisiana, Pollution Control Revenue Refunding          9/09 at 102.00           AAA        5,379,800
                 Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%,
                 9/01/29 - AMBAC Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LOUISIANA (continued)

$      3,025   Lafayette City and Parish, Louisiana, Utilities Revenue Bonds,        11/14 at 100.00           AAA    $   3,301,183
                 Series 2004, 5.250%, 11/01/22 - MBIA Insured

       1,640   Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge      7/14 at 100.00           AAA        1,758,998
                 General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA Insured

       8,150   Louisiana State, Gas Tax Revenue Bonds, Series 2006, 4.500%,           5/16 at 100.00           AAA        8,086,430
                 5/01/41 (WI/DD, Settling 11/02/06) - FGIC Insured

       9,235   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA        9,019,086
                 Residuals 660-1, 5.850%, 5/01/41 (WI/DD, Settling 11/02/06) -
                 FGIC Insured (IF)

       1,100   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA        1,197,944
                 Residuals 661, 6.597%, 5/01/39 (WI/DD, Settling 11/02/06) - FSA
                 Insured (IF)

               Louisiana, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
       2,400     5.000%, 5/01/25 - FGIC Insured                                       5/15 at 100.00           AAA        2,549,280
       4,415     5.000%, 5/01/26 - FGIC Insured                                       5/15 at 100.00           AAA        4,683,123
       5,000     5.000%, 5/01/27 - FGIC Insured                                       5/15 at 100.00           AAA        5,303,650

       5,985   Orleans Levee District, Louisiana, Levee District General             12/06 at 102.50           AAA        6,173,946
                 Obligation Bonds, Series 1986, 5.950%, 11/01/15 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      45,950   Total Louisiana                                                                                           47,453,440
------------------------------------------------------------------------------------------------------------------------------------

               MAINE - 0.3% (0.1% OF TOTAL INVESTMENTS)

       3,000   Maine Health and Higher Educational Facilities Authority, Revenue      7/13 at 100.00           AAA        3,153,270
                 Bonds, Series 2003B, 5.000%, 7/01/28 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

               MARYLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)

       5,345   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue       9/16 at 100.00           AAA        5,862,984
                 Bonds, Series 2006A, 5.250%, 9/01/28 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 4.5% (3.0% OF TOTAL INVESTMENTS)

      22,500   Massachusetts Development Finance Authority, Revenue Bonds, WGBH       1/12 at 101.00           AAA       24,603,750
                 Educational Foundation, Series 2002A, 5.375%, 1/01/42
                 (Pre-refunded 1/01/12) - AMBAC Insured

      11,000   Massachusetts School Building Authority, Dedicated Sales Tax           8/15 at 100.00           AAA       11,778,250
                 Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured

      15,000   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,         1/14 at 100.00           AAA       16,456,050
                 Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) - FGIC
                 Insured

               University of Massachusetts Building Authority, Senior Lien
               Project Revenue Bonds, Series 2004-1:
       1,500     5.375%, 11/01/20 (Pre-refunded 11/01/14) - AMBAC Insured            11/14 at 100.00           AAA        1,676,130
       2,500     5.375%, 11/01/21 (Pre-refunded 11/01/14) - AMBAC Insured            11/14 at 100.00           AAA        2,793,550
------------------------------------------------------------------------------------------------------------------------------------
      52,500   Total Massachusetts                                                                                       57,307,730
------------------------------------------------------------------------------------------------------------------------------------

               MICHIGAN - 6.4% (4.3% OF TOTAL INVESTMENTS)

       5,490   Detroit City School District, Wayne County, Michigan, Unlimited          No Opt. Call           AAA        6,884,131
                 Tax School Building and Site Improvement Bonds, Series 2001A,
                 6.000%, 5/01/29 - FSA Insured

       6,000   Detroit, Michigan, General Obligation Bonds, Series 2001A-1,          10/11 at 100.00           AAA        6,454,800
                 5.375%, 4/01/18 - MBIA Insured

       7,420   Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,      7/07 at 101.00           AAA        7,548,589
                 Series 1997A, 5.000%, 7/01/27 - MBIA Insured

               Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series
               1999A:
      15,825     5.750%, 7/01/26 (Pre-refunded 1/01/10) - FGIC Insured                1/10 at 101.00           AAA       17,007,128
      20,000     5.875%, 7/01/27 (Pre-refunded 1/01/10) - FGIC Insured                1/10 at 101.00           AAA       21,565,200

       8,000   Gaylord Community Schools, Otsego and Antrim Counties, Michigan,        5/07 at 37.75           AAA        2,966,960
                 School Building and Site Refunding Bonds, Series 1992, 0.000%,
                 5/01/21 (Pre-refunded 5/01/07) - MBIA Insured

       1,085   Grand Rapids Community College, Kent County, Michigan, General         5/13 at 100.00           AAA        1,176,487
                 Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20 -
                 AMBAC Insured

       6,850   Wayne County, Michigan, Airport Revenue Bonds, Detroit                12/08 at 101.00           AAA        7,119,548
                 Metropolitan Wayne County Airport, Series 1998A, 5.375%,
                 12/01/15 - MBIA Insured (Alternative Minimum Tax)


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MICHIGAN (continued)

$     10,000   Wayne County, Michigan, Limited Tax General Obligation Airport        12/11 at 101.00           AAA    $  10,711,800
                 Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                 Series 2001A, 5.250%, 12/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      80,670   Total Michigan                                                                                            81,434,643
------------------------------------------------------------------------------------------------------------------------------------

               MINNESOTA - 1.1% (0.7% OF TOTAL INVESTMENTS)

      13,020   St. Paul Housing and Redevelopment Authority, Minnesota, GNMA         12/11 at 102.00           Aaa       13,990,120
                 Collateralized Multifamily Housing Revenue Bonds, Marian Center
                 Project, Series 2001A, 6.450%, 6/20/43
------------------------------------------------------------------------------------------------------------------------------------

               NEBRASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)

               Nebraska Public Power District, General Revenue Bonds, Series
               2005A:
       1,000     5.000%, 1/01/24 - FSA Insured                                        1/15 at 100.00           AAA        1,064,370
       1,000     5.000%, 1/01/25 - FSA Insured                                        1/15 at 100.00           AAA        1,063,660
------------------------------------------------------------------------------------------------------------------------------------
       2,000   Total Nebraska                                                                                             2,128,030
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 8.3% (5.5% OF TOTAL INVESTMENTS)

      12,105   Clark County, Nevada, General Obligation Bank Bonds, Southern         12/12 at 100.00           AAA       12,629,631
                 Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 -
                 MBIA Insured

       7,370   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,          7/14 at 100.00           AAA        7,835,858
                 Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

               Director of Nevada State Department of Business and Industry,
               Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
      15,000     5.625%, 1/01/34 - AMBAC Insured                                      1/10 at 102.00           AAA       16,079,550
      13,000     5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00           AAA       13,549,510

      14,985   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,          6/12 at 100.00           AAA       16,076,058
                 5.375%, 6/01/32 - FGIC Insured

      25,300   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,          6/12 at 100.00           AAA       27,576,241
                 5.375%, 6/01/32 (Pre-refunded 6/01/12) - FGIC Insured

      10,000   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno       6/12 at 100.00           AAA       10,753,300
                 Transportation Rail Access Corridor Project, Series 2002,
                 5.125%, 6/01/27 (Pre-refunded 6/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      97,760   Total Nevada                                                                                             104,500,148
------------------------------------------------------------------------------------------------------------------------------------

               NEW JERSEY - 2.4% (1.6% OF TOTAL INVESTMENTS)

               Essex County Improvement Authority, New Jersey, Guaranteed
               Revenue Bonds, Project Consolidation, Series 2004:
       2,000     5.125%, 10/01/21 - MBIA Insured                                     10/14 at 100.00           Aaa        2,160,480
       2,250     5.125%, 10/01/22 - MBIA Insured                                     10/14 at 100.00           Aaa        2,424,195

               New Jersey Economic Development Authority, Revenue Bonds, Motor
               Vehicle Surcharge, Series 2004A:
       3,850     5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00           AAA        4,138,673
       3,850     5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00           AAA        4,082,271

               New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
       8,250     5.000%, 1/01/19 - FGIC Insured                                       7/13 at 100.00           AAA        8,825,273
       2,000     5.000%, 1/01/23 - FSA Insured                                        7/13 at 100.00           AAA        2,125,540

       3,320   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,            1/15 at 100.00           AAA        3,557,546
                 5.000%, 1/01/21 - FSA Insured

       2,795   Rutgers State University, New Jersey, Revenue Bonds, Series            5/14 at 100.00           AAA        3,000,796
                 2004E, 5.000%, 5/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      28,315   Total New Jersey                                                                                          30,314,774
------------------------------------------------------------------------------------------------------------------------------------

               NEW MEXICO - 0.3% (0.2% OF TOTAL INVESTMENTS)

       3,660   San Juan County, New Mexico, Subordinate Gross Receipts Tax            6/15 at 100.00           AAA        3,895,667
                 Revenue Bonds, Series 2005, 5.000%, 6/15/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               NEW YORK - 8.2% (5.4% OF TOTAL INVESTMENTS)

       1,880   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00           AAA        2,002,050
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/23 - FGIC Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               NEW YORK (continued)

$      3,335   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00           AAA    $   3,559,145
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 - AMBAC
                 Insured

       8,685   Long Island Power Authority, New York, Electric System General         6/08 at 101.00           AAA        9,009,124
                 Revenue Bonds, Series 1998A, 5.300%, 12/01/19 (Pre-refunded
                 6/01/08) - FSA Insured

      12,500   Long Island Power Authority, New York, Electric System General         6/16 at 100.00           AAA       13,388,875
                 Revenue Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC Insured

               Metropolitan Transportation Authority, New York, State Service
               Contract Refunding Bonds, Series 2002A:
       2,500     5.000%, 7/01/21 - FGIC Insured                                       7/12 at 100.00           AAA        2,669,250
       5,000     5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00           AAA        5,303,050

       4,825   New York City Sales Tax Asset Receivable Corporation, New York,       10/14 at 100.00           AAA        5,152,618
                 Dedicated Revenue Bonds, Local Government Assistance
                 Corporation, Series 2004A, 5.000%, 10/15/24 - MBIA Insured

      10,525   New York City, New York, General Obligation Bonds, Fiscal Series       4/15 at 100.00           AAA       11,181,655
                 2005M, 5.000%, 4/01/26 - FGIC Insured

       5,000   New York City, New York, General Obligation Bonds, Fiscal Series       9/15 at 100.00           AAA        5,374,500
                 2006F-1, 5.000%, 9/01/21 - AMBAC Insured

       5,000   New York State Thruway Authority, General Revenue Bonds, Series        1/15 at 100.00           AAA        5,314,700
                 2005F, 5.000%, 1/01/26 - AMBAC Insured

       3,000   New York State Thruway Authority, General Revenue Bonds, Series        7/15 at 100.00           AAA        3,106,530
                 2005G, 4.750%, 1/01/29 - FSA Insured

               New York State Thruway Authority, Highway and Bridge Trust Fund
               Bonds, Second Generation, Series 2005B:
       3,770     5.000%, 4/01/21 - AMBAC Insured                                     10/15 at 100.00           AAA        4,066,435
       7,000     5.000%, 4/01/22 - AMBAC Insured                                     10/15 at 100.00           AAA        7,528,570

       3,650   New York State Urban Development Corporation, Service Contract         3/15 at 100.00           AAA        3,889,951
                 Revenue Bonds, Series 2005B, 5.000%, 3/15/25 - FSA Insured

               New York State Urban Development Corporation, State Personal
               Income Tax Revenue Bonds, Series 2004A-1:
       1,000     5.000%, 3/15/23 - FGIC Insured                                       3/14 at 100.00           AAA        1,060,960
       5,000     5.000%, 3/15/25 - FGIC Insured                                       3/14 at 100.00           AAA        5,295,000

      15,000   Triborough Bridge and Tunnel Authority, New York, Subordinate         11/12 at 100.00           AAA       15,686,850
                 Lien General Purpose Revenue Refunding Bonds, Series 2002E,
                 5.000%, 11/15/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      97,670   Total New York                                                                                           103,589,263
------------------------------------------------------------------------------------------------------------------------------------

               NORTH CAROLINA - 1.4% (0.9% OF TOTAL INVESTMENTS)

               Mooresville, North Carolina, Enterprise System Revenue Bonds,
               Series 2004:
       2,115     5.000%, 5/01/22 - FGIC Insured                                       5/14 at 100.00           AAA        2,254,400
       2,575     5.000%, 5/01/26 - FGIC Insured                                       5/14 at 100.00           AAA        2,727,595

       5,000   North Carolina Municipal Power Agency 1, Catawba Electric Revenue      1/13 at 100.00           AAA        5,417,850
                 Bonds, Series 2003A, 5.250%, 1/01/16 - FSA Insured

               Raleigh Durham Airport Authority, North Carolina, Airport Revenue
               Bonds, Series 2005A:
       3,205     5.000%, 5/01/23 - AMBAC Insured                                      5/15 at 100.00           Aaa        3,418,549
       3,295     5.000%, 5/01/24 - AMBAC Insured                                      5/15 at 100.00           Aaa        3,507,231
------------------------------------------------------------------------------------------------------------------------------------
      16,190   Total North Carolina                                                                                      17,325,625
------------------------------------------------------------------------------------------------------------------------------------

               NORTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

               Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus
               Project, Series 2005A:
       2,195     5.000%, 12/15/22 - MBIA Insured                                     12/15 at 100.00           Aaa        2,362,171
       1,355     5.000%, 12/15/23 - MBIA Insured                                     12/15 at 100.00           Aaa        1,453,901
       3,000     5.000%, 12/15/24 - MBIA Insured                                     12/15 at 100.00           Aaa        3,211,890
------------------------------------------------------------------------------------------------------------------------------------
       6,550   Total North Dakota                                                                                         7,027,962
------------------------------------------------------------------------------------------------------------------------------------


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               OHIO - 3.0% (2.0% OF TOTAL INVESTMENTS)

$      3,485   Cincinnati City School District, Hamilton County, Ohio, General          No Opt. Call           AAA    $   4,017,961
                 Obligation Bonds, Series 2006, 5.250%, 12/01/23 - FGIC Insured

       2,650   Cleveland State University, Ohio, General Receipts Bonds, Series       6/14 at 100.00           AAA        2,890,090
                 2004, 5.250%, 6/01/24 - FGIC Insured

       2,000   Columbus City School District, Franklin County, Ohio, General         12/14 at 100.00           AAA        2,218,940
                 Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded
                 12/01/14) - FSA Insured

       2,385   Columbus, Ohio, Tax Increment Financing Bonds, Easton Project,         6/14 at 100.00           AAA        2,524,403
                 Series 2004A, 5.000%, 12/01/22 - AMBAC Insured

       2,205   Hamilton City School District, Ohio, General Obligation Bonds,         6/15 at 100.00           Aaa        2,358,005
                 Series 2005, 5.000%, 12/01/24 - MBIA Insured

      20,100   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare      11/09 at 101.00           AAA       21,155,652
                 Obligated Group, Series 1999, 5.375%, 11/15/39 - AMBAC Insured

       3,000   Ross Local School District, Butler County, Ohio, General              12/13 at 100.00           Aaa        3,165,360
                 Obligation Bonds, Series 2003, 5.000%, 12/01/28 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      35,825   Total Ohio                                                                                                38,330,411
------------------------------------------------------------------------------------------------------------------------------------

               OKLAHOMA - 1.7% (1.1% OF TOTAL INVESTMENTS)

       3,500   Oklahoma Capitol Improvement Authority, State Facilities Revenue       7/15 at 100.00           AAA        3,739,470
                 Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured

       4,655   Oklahoma Housing Finance Agency, GNMA Collateralized Single              No Opt. Call           AAA        4,846,507
                 Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                 (Alternative Minimum Tax)

       5,245   Oklahoma State Industries Authority, Revenue Bonds, Oklahoma           2/11 at 100.00           Aaa        5,523,719
                 Medical Research Foundation, Series 2001, 5.250%, 2/01/21 -
                 AMBAC Insured

       2,515   Oklahoma State University, Athletic Facilities Revenue Bonds,          8/14 at 100.00           AAA        2,653,099
                 Series 2004, 5.000%, 8/01/34 - AMBAC Insured

       4,880   University of Oklahoma, Student Housing Revenue Bonds, Series          7/14 at 100.00           Aaa        5,204,178
                 2004, 5.000%, 7/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      20,795   Total Oklahoma                                                                                            21,966,973
------------------------------------------------------------------------------------------------------------------------------------

               OREGON - 0.8% (0.5% OF TOTAL INVESTMENTS)

               Oregon Department of Administrative Services, Certificates of
               Participation, Series 2005A:
       2,535     5.000%, 5/01/25 - FSA Insured                                        5/15 at 100.00           AAA        2,690,826
       2,115     5.000%, 5/01/30 - FSA Insured                                        5/15 at 100.00           AAA        2,234,138

       3,470   Oregon Department of Administrative Services, Certificates of         11/15 at 100.00           AAA        3,759,294
                 Participation, Series 2005B, 5.000%, 11/01/18 - FGIC Insured

       1,315   Oregon Housing and Community Services Department, Single Family        1/07 at 101.00           Aa2        1,328,702
                 Mortgage Revenue Bonds, Series 1995A, 6.450%, 7/01/26
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,435   Total Oregon                                                                                              10,012,960
------------------------------------------------------------------------------------------------------------------------------------

               PENNSYLVANIA - 2.2% (1.4% OF TOTAL INVESTMENTS)

       7,925   Commonwealth Financing Authority, Pennsylvania, State                  6/16 at 100.00           AAA        8,501,544
                 Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 - FSA
                 Insured

       1,800   Pennsylvania Higher Educational Facilities Authority, Revenue          5/15 at 100.00           AAA        1,914,624
                 Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 - MBIA
                 Insured

       2,625   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       6/16 at 100.00           AAA        2,818,121
                 2006A, 5.000%, 12/01/26 - AMBAC Insured

       6,335   Radnor Township School District, Delaware County, Pennsylvania,        8/15 at 100.00           Aaa        6,744,621
                 General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 - FSA
                 Insured

               Reading School District, Berks County, Pennsylvania, General
               Obligation Bonds, Series 2005:
       3,285     5.000%, 1/15/22 - FSA Insured                                        1/16 at 100.00           AAA        3,542,281
       3,450     5.000%, 1/15/23 - FSA Insured                                        1/16 at 100.00           AAA        3,709,164
------------------------------------------------------------------------------------------------------------------------------------
      25,420   Total Pennsylvania                                                                                        27,230,355
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)

$      2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series      7/15 at 100.00           AAA    $   2,652,300
                 2005RR, 5.000%, 7/01/30 - XLCA Insured

       2,000   Puerto Rico Highway and Transportation Authority, Highway Revenue      7/13 at 100.00           AAA        2,178,480
                 Bonds, Series 2003G, 5.250%, 7/01/19 - FGIC Insured

       1,550   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,              No Opt. Call           AAA        1,772,596
                 8/01/21 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,050   Total Puerto Rico                                                                                          6,603,376
------------------------------------------------------------------------------------------------------------------------------------

               RHODE ISLAND - 2.0% (1.3% OF TOTAL INVESTMENTS)

       2,195   Providence Housing Development Corporation, Rhode Island,              1/07 at 100.00           AAA        2,198,578
                 FHA-Insured Section 8 Assisted Mortgage Revenue Refunding
                 Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25
                 - MBIA Insured

      20,475   Rhode Island Depositors Economic Protection Corporation, Special       2/11 at 100.00           AAA       21,839,864
                 Obligation Refunding Bonds, Series 1993B, 5.250%, 8/01/21
                 (Pre-refunded 2/01/11) - MBIA Insured

       1,405   Rhode Island Health and Educational Building Corporation, Higher       9/14 at 100.00           Aaa        1,556,557
                 Education Auxiliary Enterprise Revenue Bonds, Series 2004A,
                 5.500%, 9/15/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      24,075   Total Rhode Island                                                                                        25,594,999
------------------------------------------------------------------------------------------------------------------------------------

               SOUTH CAROLINA - 4.0% (2.6% OF TOTAL INVESTMENTS)

      10,000   Beaufort County, South Carolina, Tax Increment Bonds, New River       12/12 at 100.00           AAA       10,460,700
                 Redevelopment Project, Series 2002, 5.000%, 6/01/27 - MBIA
                 Insured

               Medical University Hospital Authority, South Carolina,
               FHA-Insured Mortgage Revenue Bonds, Series 2004A:
       2,000     5.250%, 8/15/22 - MBIA Insured                                       8/14 at 100.00           AAA        2,160,900
       2,105     5.250%, 8/15/23 - MBIA Insured                                       8/14 at 100.00           AAA        2,269,969

       4,855   Piedmont Municipal Power Agency, South Carolina, Electric Revenue        No Opt. Call           AAA        3,668,778
                 Bonds, Series 1988A, 0.000%, 1/01/13 - AMBAC Insured (ETM)

       9,190   Piedmont Municipal Power Agency, South Carolina, Electric Revenue       7/09 at 76.63           AAA        6,393,391
                 Bonds, Series 1988A, 0.000%, 1/01/13 (Pre-refunded 7/01/09) -
                 AMBAC Insured

       7,955   Piedmont Municipal Power Agency, South Carolina, Electric Revenue        No Opt. Call           AAA        5,968,716
                 Bonds, Series 1988A, 0.000%, 1/01/13 - AMBAC Insured

       8,000   South Carolina JOBS Economic Development Authority, Industrial        11/12 at 100.00           AAA        8,528,720
                 Revenue Bonds, South Carolina Electric and Gas Company, Series
                 2002A, 5.200%, 11/01/27 - AMBAC Insured

      10,000   South Carolina JOBS Economic Development Authority, Industrial        11/12 at 100.00           AAA       10,642,200
                 Revenue Bonds, South Carolina Electric and Gas Company, Series
                 2002B, 5.450%, 11/01/32 - AMBAC Insured (Alternative Minimum
                 Tax)
------------------------------------------------------------------------------------------------------------------------------------
      54,105   Total South Carolina                                                                                      50,093,374
------------------------------------------------------------------------------------------------------------------------------------

               TENNESSEE - 0.5% (0.4% OF TOTAL INVESTMENTS)

       6,455   Memphis-Shelby County Airport Authority, Tennessee, Airport            3/11 at 100.00           AAA        6,850,885
                 Revenue Bonds, Series 2001A, 5.500%, 3/01/18 - FSA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               TEXAS - 15.6% (10.3% OF TOTAL INVESTMENTS)

      22,650   Brazos River Authority, Texas, Revenue Refunding Bonds, Houston        5/08 at 102.00           AAA       23,499,828
                 Industries Inc., Series 1998C, 5.125%, 5/01/19 - AMBAC Insured

         521   Capital Area Housing Finance Corporation, Texas, FNMA Backed           4/12 at 106.00           AAA          533,545
                 Single Family Mortgage Revenue Refunding Bonds, Series 2002A-2,
                 6.300%, 4/01/35 - AMBAC Insured (Alternative Minimum Tax)

      12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/09 at 100.00           AAA       13,315,625
                 Bonds, Series 2000A, 6.125%, 11/01/35 - FGIC Insured
                 (Alternative Minimum Tax)

               Harris County, Texas, Toll Road Senior Lien Revenue Bonds,
               Series 1989:
       9,000     0.000%, 8/15/18 (Pre-refunded 8/15/09) - AMBAC Insured                8/09 at 53.84           AAA        4,376,700
      39,000     0.000%, 8/15/19 (Pre-refunded 8/15/09) - AMBAC Insured                8/09 at 50.26           AAA       17,704,440
       7,280     0.000%, 8/15/20 (Pre-refunded 8/15/09) - AMBAC Insured                8/09 at 46.91           AAA        3,085,118
       5,085     0.000%, 8/15/21 (Pre-refunded 8/15/09) - AMBAC Insured                8/09 at 43.80           AAA        2,011,626


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TEXAS (continued)

$     25,000   Harris County-Houston Sports Authority, Texas, Junior Lien            11/11 at 100.00           AAA    $  26,518,250
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 - MBIA
                 Insured

       4,671   Houston Housing Finance Corporation, Texas, GNMA Collateralized        9/11 at 105.00           Aaa       5,001,240
                 Mortgage Multifamily Housing Revenue Bonds, RRG Apartments
                 Project, Series 2001, 6.350%, 3/20/42

               Houston, Texas, First Lien Combined Utility System Revenue Bonds,
               Series 2004A:
       4,000     5.250%, 5/15/24 - FGIC Insured                                       5/14 at 100.00           AAA        4,347,000
       5,000     5.250%, 5/15/25 - MBIA Insured                                       5/14 at 100.00           AAA        5,433,750

       6,570   Houston, Texas, General Obligation Public Improvement Bonds,           3/11 at 100.00           AAA        7,043,237
                 Series 2001A, 5.375%, 3/01/19 (Pre-refunded 3/01/11) - FSA
                 Insured

      17,500   Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,         9/11 at 100.00           AAA       18,522,700
                 Convention and Entertainment Project, Series 2001B, 5.250%,
                 9/01/33 - AMBAC Insured

       4,170   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,         7/10 at 100.00           AAA        4,417,615
                 Series 2000B, 5.500%, 7/01/30 - FSA Insured

      23,865   Jefferson County Health Facilities Development Corporation,            8/11 at 100.00           AAA       25,441,761
                 Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of
                 Southeast Texas, Series 2001, 5.500%, 8/15/41 - AMBAC Insured

         140   Lower Colorado River Authority, Texas, Revenue Refunding and           5/11 at 100.00           Aaa          148,348
                 Improvement Bonds, Series 2001A, 5.000%, 5/15/21 (Pre-refunded
                 5/15/11) - MBIA Insured

       8,065   Lower Colorado River Authority, Texas, Revenue Refunding and           5/11 at 100.00           AAA        8,476,880
                 Improvement Bonds, Series 2001A, 5.000%, 5/15/21 - MBIA Insured

               Port of Houston Authority, Harris County, Texas, General
               Obligation Port Improvement Bonds, Series 2001B:
       3,205     5.500%, 10/01/18 - FGIC Insured (Alternative Minimum Tax)           10/11 at 100.00           AAA        3,413,870
       3,375     5.500%, 10/01/19 - FGIC Insured (Alternative Minimum Tax)           10/11 at 100.00           AAA        3,594,949

       7,205   San Antonio, Texas, Airport System Improvement Revenue Bonds,          7/11 at 101.00           AAA        7,699,839
                 Series 2001, 5.375%, 7/01/15 - FGIC Insured (Alternative
                 Minimum Tax)

               Tarrant County Health Facilities Development Corporation, Texas,
               Revenue Bonds, Texas Health Resources System, Series 1997A:
       2,900     5.250%, 2/15/22 - MBIA Insured                                       2/08 at 102.00           AAA        3,004,139
       6,655     5.000%, 2/15/26 - MBIA Insured                                       2/08 at 101.00           AAA        6,798,948

         165   Tarrant County Health Facilities Development Corporation, Texas,       2/08 at 101.00           Aaa          169,567
                 Revenue Bonds, Texas Health Resources System, Series 1997A,
                 5.000%, 2/15/26 (Pre-refunded 2/15/08) - MBIA Insured

       1,840   Ysleta Independent School District Public Facility Corporation,       11/09 at 100.00           AAA        1,919,709
                 Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%,
                 11/15/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
     220,362   Total Texas                                                                                              196,478,684
------------------------------------------------------------------------------------------------------------------------------------

               UTAH - 0.3% (0.2% OF TOTAL INVESTMENTS)

       2,000   Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003,           7/13 at 100.00           AAA        2,099,800
                 5.000%, 7/01/28 - FGIC Insured

       1,625   Utah Housing Finance Agency, FHA-Insured Section 8 Assisted            1/07 at 100.00            AA        1,628,006
                 Multifamily Housing Revenue Bonds, Series 1992A, 7.400%,
                 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
       3,625   Total Utah                                                                                                 3,727,806
------------------------------------------------------------------------------------------------------------------------------------

               VIRGINIA - 2.0% (1.3% OF TOTAL INVESTMENTS)

       8,000   Greater Richmond Convention Center Authority, Virginia, Hotel Tax      6/15 at 100.00           AAA        8,485,360
                 Revenue Bonds, Series 2005, 5.000%, 6/15/30 - MBIA Insured

       1,035   Loudoun County Industrial Development Authority, Virginia, Lease       6/14 at 100.00           AAA        1,130,603
                 Revenue Bonds, Public Safety Facilities, Series 2003A, 5.250%,
                 12/15/20 - FSA Insured

       4,840   Metropolitan Washington D.C. Airports Authority, Airport System       10/11 at 101.00           AAA        5,195,208
                 Revenue Bonds, Series 2001A, 5.500%, 10/01/19 - MBIA Insured
                 (Alternative Minimum Tax)

      10,000   Virginia Housing Development Authority, Commonwealth Mortgage          7/11 at 100.00           AAA       10,577,300
                 Bonds, Series 2001H-1, 5.375%, 7/01/36 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      23,875   Total Virginia                                                                                            25,388,471
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WASHINGTON - 2.2% (1.5% OF TOTAL INVESTMENTS)

$      2,500   Grant County Public Utility District 2, Washington, Revenue            1/15 at 100.00           AAA   $    2,636,025
                 Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%,
                 1/01/29 - FGIC Insured

       3,500   King County School District 401, Highline, Washington, General        12/14 at 100.00           AAA        3,715,985
                 Obligation Bonds, Series 2004, 5.000%, 10/01/24 - FGIC Insured

       3,195   Kitsap County, Washington, Limited Tax General Obligation Bonds,       7/10 at 100.00           AAA        3,407,819
                 Series 2000, 5.500%, 7/01/25 (Pre-refunded 7/01/10) - AMBAC
                 Insured

       4,250   Snohomish County Public Utility District 1, Washington,                  No Opt. Call           AAA        5,025,200
                 Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 -
                 FGIC Insured (ETM)

               Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds,
               Series 2006:
       3,890     5.000%, 12/01/24 - XLCA Insured                                     12/16 at 100.00           AAA        4,155,103
       4,085     5.000%, 12/01/25 - XLCA Insured                                     12/16 at 100.00           AAA        4,359,921
       4,290     5.000%, 12/01/26 - XLCA Insured                                     12/16 at 100.00           AAA        4,571,424
------------------------------------------------------------------------------------------------------------------------------------
      25,710   Total Washington                                                                                          27,871,477
------------------------------------------------------------------------------------------------------------------------------------

               WEST VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

      10,000   Harrison County Commission, West Virginia, Solid Waste Disposal       11/06 at 100.00           AAA       10,119,100
                 Revenue Bonds, West Penn Power Company - Harrison Station,
                 Series 1993B, 6.300%, 5/01/23 - MBIA Insured (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               WISCONSIN - 4.0% (2.7% OF TOTAL INVESTMENTS)

      18,000   Wisconsin Health and Educational Facilities Authority, Revenue         8/07 at 102.00           AAA       18,534,420
                 Bonds, Aurora Healthcare Inc., Series 1997, 5.250%, 8/15/17 -
                 MBIA Insured

      15,000   Wisconsin Health and Educational Facilities Authority, Revenue         2/07 at 102.00           AAA       15,382,500
                 Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 - MBIA
                 Insured

         550   Wisconsin Housing and Economic Development Authority, Housing          1/07 at 100.00           AAA          550,952
                 Revenue Bonds, Series 1992A, 6.850%, 11/01/12 - MBIA Insured

       1,675   Wisconsin Public Power Incorporated System, Power Supply System        7/15 at 100.00           AAA        1,774,528
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/30 - AMBAC Insured

       2,890   Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%,            5/14 at 100.00           AAA        3,149,435
                 5/01/20 - FGIC Insured

      10,945   Wisconsin, General Obligation Bonds, Series 2004-4, 5.000%,            5/14 at 100.00           AAA       11,703,051
                 5/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      49,060   Total Wisconsin                                                                                           51,094,886
------------------------------------------------------------------------------------------------------------------------------------
$  1,942,427   Total Investments (cost $1,786,083,730) - 151.4%                                                       1,912,654,851
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                      30,516,883
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (53.8)%                                                        (680,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $1,263,171,734
               =====================================================================================================================


        All of the bonds in the Portfolio of Investments, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

            Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)

            Portfolio of
                    INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ALABAMA - 1.1% (0.8% OF TOTAL INVESTMENTS)

$      3,200   Auburn, Alabama, General Obligation Warrants, Series 2005,             8/15 at 100.00           AAA    $   3,386,848
                 5.000%, 8/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               ARIZONA - 1.5% (1.0% OF TOTAL INVESTMENTS)

       4,370   Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water      7/15 at 100.00           AAA        4,547,684
                 System Revenue Bonds, Series 2005, 4.750%, 7/01/25 - MBIA
                 Insured
------------------------------------------------------------------------------------------------------------------------------------

               ARKANSAS - 1.4% (0.9% OF TOTAL INVESTMENTS)

       4,020   Northwest Community College District, Arkansas, General                5/15 at 100.00           AAA        4,297,782
                 Obligation Bonds, Series 2005, 5.000%, 5/15/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 30.8% (20.3% OF TOTAL INVESTMENTS)

               ABAG Finance Authority for Non-Profit Corporations, California,
               Insured Certificates of Participation, Children's Hospital
               Medical Center of Northern California, Series 1999:
       6,750     5.875%, 12/01/19 - AMBAC Insured                                    12/09 at 101.00           AAA        7,243,358
      10,000     6.000%, 12/01/29 - AMBAC Insured                                    12/09 at 101.00           AAA       10,768,500

       1,000   California Department of Water Resources, Water System Revenue        12/14 at 100.00           AAA        1,062,420
                 Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26
                 - MBIA Insured

       1,250   California Pollution Control Financing Authority, Remarketed           4/11 at 102.00           AAA        1,346,088
                 Revenue Bonds, Pacific Gas and Electric Company, Series 1996A,
                 5.350%, 12/01/16 - MBIA Insured (Alternative Minimum Tax)

       4,775   Clovis Unified School District, Fresno County, California,               No Opt. Call           AAA        2,107,494
                 General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 - FGIC
                 Insured

       1,005   Folsom Cordova Unified School District, Sacramento County,            10/14 at 100.00           AAA        1,067,330
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2004B, 5.000%, 10/01/26 - FSA
                 Insured

       1,150   Kern Community College District, California, General Obligation          No Opt. Call           AAA          549,194
                 Bonds, Series 2006, 0.000%, 11/01/23 - FSA Insured

          85   Kern County Housing Authority, California, GNMA Guaranteed               No Opt. Call           AAA           87,718
                 Tax-Exempt Mortgage Obligation Bonds, Series 1994A-I, 7.150%,
                 12/30/24 (Alternative Minimum Tax)

          55   Kern County Housing Authority, California, GNMA Guaranteed               No Opt. Call           AAA           56,906
                 Tax-Exempt Mortgage Obligation Bonds, Series 1994A-III, 7.450%,
                 6/30/25 (Alternative Minimum Tax)

       4,750   La Verne-Grand Terrace Housing Finance Agency, California,               No Opt. Call           AAA        6,384,095
                 Single Family Residential Mortgage Revenue Bonds, Series 1984A,
                 10.250%, 7/01/17 (ETM)

       5,000   Ontario Redevelopment Financing Authority, San Bernardino                No Opt. Call           AAA        6,912,250
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

       8,880   Pomona, California, GNMA/FHLMC Collateralized Single Family              No Opt. Call           AAA       11,855,066
                 Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23
                 (ETM)

      12,655   San Bernardino County, California, GNMA Mortgage-Backed                  No Opt. Call           AAA       14,895,568
                 Securities Program Single Family Home Mortgage Revenue Bonds,
                 Series 1988A, 8.300%, 9/01/14 (Alternative Minimum Tax) (ETM)

      10,005   San Bernardino, California, GNMA Mortgage-Backed Securities              No Opt. Call           AAA       12,885,439
                 Program Single Family Mortgage Revenue Refunding Bonds, Series
                 1990A, 7.500%, 5/01/23 (ETM)

       4,300   San Francisco Airports Commission, California, Revenue Refunding       5/11 at 100.00           AAA        4,501,928
                 Bonds, San Francisco International Airport, Second Series 2001,
                 Issue 27A, 5.125%, 5/01/19 - MBIA Insured (Alternative Minimum
                 Tax)

       2,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/14 at 100.00           AAA        2,185,820
                 Merged Area Redevelopment Project, Series 2004A, 5.250%,
                 8/01/19 - MBIA Insured

       4,455   San Mateo County Community College District, California, General         No Opt. Call           AAA        2,366,719
                 Obligation Bonds, Series 2006B, 0.000%, 9/01/21 - MBIA Insured

       1,815   University of California, General Revenue Bonds, Series 2005G,         5/13 at 101.00           AAA        1,870,031
                 4.750%, 5/15/31 - MBIA Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)     DESCRIPTION (1)                                                      PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CALIFORNIA (continued)

$      3,600   Ventura County Community College District, California, General         8/15 at 100.00           AAA    $   3,831,912
                 Obligation Bonds, Series 2005B, 5.000%, 8/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      83,530   Total California                                                                                          91,977,836
------------------------------------------------------------------------------------------------------------------------------------

               COLORADO - 7.2% (4.7% OF TOTAL INVESTMENTS)

       1,500   Adams and Arapahoe Counties Joint School District 28J, Aurora,        12/13 at 100.00           AAA        1,622,850
                 Colorado, General Obligation Bonds, Series 2003A, 5.125%,
                 12/01/21 - FSA Insured

       2,500   Denver City and County, Colorado, Airport System Revenue              11/12 at 100.00           AAA        2,701,475
                 Refunding Bonds, Series 2002E, 5.500%, 11/15/18 - FGIC Insured
                 (Alternative Minimum Tax)

       6,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/10 at 102.00           AAA        6,574,860
                 Series 2000A, 5.750%, 9/01/29 (Pre-refunded 9/01/10) - MBIA
                 Insured

       4,405   Garfield, Eagle and Pitkin Counties School District RE-1,             12/14 at 100.00           AAA        4,693,572
                 Roaring Fork, Colorado, General Obligation Bonds, Series 2005A,
                 5.000%, 12/15/24 - FSA Insured

       2,065   Jefferson County School District R1, Colorado, General Obligation     12/14 at 100.00           AAA        2,200,278
                 Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured

       1,390   Teller County School District RE-2, Woodland Park, Colorado,          12/14 at 100.00           AAA        1,487,634
                 General Obligation Bonds, Series 2004, 5.000%, 12/01/22 - MBIA
                 Insured

       1,000   University of Colorado, Enterprise System Revenue Bonds, Series        6/12 at 100.00           AAA        1,061,640
                 2002A, 5.000%, 6/01/19 - FGIC Insured

       1,000   University of Colorado, Enterprise System Revenue Bonds, Series        6/15 at 100.00           AAA        1,063,420
                 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      19,860   Total Colorado                                                                                            21,405,729
------------------------------------------------------------------------------------------------------------------------------------

               FLORIDA - 5.1% (3.3% OF TOTAL INVESTMENTS)

       2,285   Florida Municipal Loan Council, Revenue Bonds, Series 2005A,           2/15 at 100.00           AAA        2,431,697
                 5.000%, 2/01/23 - MBIA Insured

       1,500   JEA, Florida, Water and Sewerage System Revenue Bonds, Series         10/13 at 100.00           AAA        1,608,060
                 2004A, 5.000%, 10/01/19 - FGIC Insured

       4,145   Miami, Florida, General Obligation Bonds, Series 2002, 5.000%,         1/12 at 100.00           AAA        4,360,250
                 1/01/22 - MBIA Insured

       4,240   Reedy Creek Improvement District, Florida, Utility Revenue Bonds,     10/13 at 100.00           AAA        4,622,830
                 Series 2003-1, 5.250%, 10/01/17 - MBIA Insured

       2,000   Tallahassee, Florida, Energy System Revenue Bonds, Series 2005,       10/15 at 100.00           AAA        2,123,260
                 5.000%, 10/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      14,170   Total Florida                                                                                             15,146,097
------------------------------------------------------------------------------------------------------------------------------------

               GEORGIA - 3.4% (2.2% OF TOTAL INVESTMENTS)

       2,950   Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G,         1/15 at 100.00           AAA        3,123,077
                 5.000%, 1/01/25 - FSA Insured

       6,500   Medical Center Hospital Authority, Georgia, Revenue Anticipation       8/09 at 102.00           AAA        6,925,685
                 Certificates, Columbus Regional Healthcare System, Inc.
                 Project, Series 1999, 5.500%, 8/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,450   Total Georgia                                                                                             10,048,762
------------------------------------------------------------------------------------------------------------------------------------

               HAWAII - 3.7% (2.5% OF TOTAL INVESTMENTS)

       2,250   Hawaii Department of Budget and Finance, Special Purpose Revenue       1/09 at 101.00           AAA        2,381,760
                 Bonds, Hawaiian Electric Company Inc., Series 1999D, 6.150%,
                 1/01/20 - AMBAC Insured (Alternative Minimum Tax)

       8,030   Hawaii Department of Transportation, Airport System Revenue            7/10 at 101.00           AAA        8,824,809
                 Refunding Bonds, Series 2000B, 6.500%, 7/01/15 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,280   Total Hawaii                                                                                              11,206,569
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 15.9% (10.5% OF TOTAL INVESTMENTS)

       4,000   Bridgeview, Illinois, General Obligation Bonds, Series 2002,          12/12 at 100.00           AAA        4,231,680
                 5.000%, 12/01/22 - FGIC Insured

       8,200   Chicago Board of Education, Illinois, General Obligation Lease           No Opt. Call           AAA        9,441,972
                 Certificates, Series 1992A, 6.250%, 1/01/15 - MBIA Insured

      10,000   Chicago, Illinois, General Obligation Refunding Bonds,                 1/10 at 101.00           AAA       10,612,500
                 Series 2000D, 5.500%, 1/01/35 - FGIC Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)     DESCRIPTION (1)                                                      PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ILLINOIS (continued)

$      1,450   Chicago, Illinois, Third Lien General Airport Revenue Bonds,           1/16 at 100.00           AAA    $   1,579,152
                 O'Hare International Airport, Series 2005A, 5.250%, 1/01/24 -
                 MBIA Insured

      23,110   Illinois Development Finance Authority, Local Government Program         No Opt. Call           Aaa       15,296,737
                 Revenue Bonds, Kane, Cook and DuPage Counties School District
                 U46 - Elgin, Series 2002, 0.000%, 1/01/17 - FSA Insured

       5,010   Metropolitan Pier and Exposition Authority, Illinois, Revenue            No Opt. Call           AAA        2,640,671
                 Refunding Bonds, McCormick Place Expansion Project, Series
                 1996A, 0.000%, 12/15/21 - MBIA Insured

       3,225   Regional Transportation Authority, Cook, DuPage, Kane, Lake,             No Opt. Call           AAA        3,646,346
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/09 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      54,995   Total Illinois                                                                                            47,449,058
------------------------------------------------------------------------------------------------------------------------------------

               INDIANA - 2.9% (1.9% OF TOTAL INVESTMENTS)

               Indiana University, Parking Facility Revenue Bonds, Series 2004:
       1,015     5.250%, 11/15/19 - AMBAC Insured                                    11/14 at 100.00           AAA        1,114,643
       1,060     5.250%, 11/15/20 - AMBAC Insured                                    11/14 at 100.00           AAA        1,161,749
       1,100     5.250%, 11/15/21 - AMBAC Insured                                    11/14 at 100.00           AAA        1,204,797

       9,255   Indianapolis Local Public Improvement Bond Bank, Indiana, Series         No Opt. Call           AAA        4,174,838
                 1999E, 0.000%, 2/01/25 - AMBAC Insured

       1,000   Metropolitan School District Steuben County K-5 Building               7/14 at 102.00           AAA        1,096,520
                 Corporation, Indiana, First Mortgage Bonds, Series 2003,
                 5.250%, 1/15/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,430   Total Indiana                                                                                              8,752,547
------------------------------------------------------------------------------------------------------------------------------------

               IOWA - 1.2% (0.8% OF TOTAL INVESTMENTS)

       3,345   Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley             6/13 at 100.00           Aaa        3,552,959
                 Medical Center, Series 2003, 5.000%, 6/15/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               KANSAS - 1.4% (0.9% OF TOTAL INVESTMENTS)

       1,245   Kansas Development Finance Authority, Board of Regents, Revenue        4/15 at 100.00           AAA        1,329,984
                 Bonds, Kansas State University Housing System, Series 2005A,
                 5.000%, 4/01/23 - MBIA Insured

       2,760   Neosho County Unified School District 413, Kansas, General             9/14 at 100.00           Aaa        2,918,203
                 Obligation Bonds, Series 2006, 5.000%, 9/01/31 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,005   Total Kansas                                                                                               4,248,187
------------------------------------------------------------------------------------------------------------------------------------

               MARYLAND - 2.2% (1.4% OF TOTAL INVESTMENTS)

       1,200   Maryland Economic Development Corporation, Student Housing             6/16 at 100.00           AAA        1,281,408
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/28 - CIFG Insured

       5,000   Maryland Transportation Authority, Airport Parking Revenue Bonds,      3/12 at 101.00           AAA        5,268,250
                 Baltimore-Washington International Airport Passenger Facility,
                 Series 2002B, 5.125%, 3/01/21 - AMBAC Insured (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,200   Total Maryland                                                                                             6,549,658
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 1.6% (1.0% OF TOTAL INVESTMENTS)

       4,400   Massachusetts School Building Authority, Dedicated Sales Tax           8/15 at 100.00           AAA        4,711,300
                 Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

               MICHIGAN - 3.6% (2.4% OF TOTAL INVESTMENTS)

       6,500   Michigan Higher Education Student Loan Authority, Revenue Bonds,         No Opt. Call           AAA        6,847,230
                 Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured (Alternative
                 Minimum Tax)

       3,810   Michigan Housing Development Authority, GNMA Collateralized            8/12 at 102.00           Aaa        4,005,605
                 Limited Obligation Multifamily Housing Revenue Bonds, Cranbrook
                 Apartments, Series 2001A, 5.500%, 2/20/43 (Alternative Minimum
                 Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,310   Total Michigan                                                                                            10,852,835
------------------------------------------------------------------------------------------------------------------------------------

               MINNESOTA - 1.8% (1.2% OF TOTAL INVESTMENTS)

       4,860   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,      1/11 at 100.00           AAA        5,214,974
                 Airport Revenue Bonds, Series 2001B, 5.750%, 1/01/15 - FGIC
                 Insured (Alternative Minimum Tax)



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MINNESOTA (continued)

$        145   Minnesota Housing Finance Agency, Rental Housing Bonds, Series         2/07 at 100.00           AAA    $     145,806
                 1995D, 5.950%, 2/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,005   Total Minnesota                                                                                            5,360,780
------------------------------------------------------------------------------------------------------------------------------------

               MISSOURI - 3.4% (2.2% OF TOTAL INVESTMENTS)

       7,495   Jefferson County Industrial Development Authority, Missouri,           8/07 at 100.00           AAA        7,918,393
                 Housing Revenue Bonds, Richardson Road Apartments Project,
                 Series 1985, 11.000%, 12/15/15 (Pre-refunded 8/15/07)

       2,000   Missouri Western State College, Auxiliary System Revenue Bonds,       10/13 at 100.00           AAA        2,146,600
                 Series 2003, 5.000%, 10/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,495   Total Missouri                                                                                            10,064,993
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 8.5% (5.6% OF TOTAL INVESTMENTS)

       3,000   Clark County, Nevada, General Obligation Bank Bonds, Southern         12/12 at 100.00           AAA        3,130,020
                 Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 -
                 MBIA Insured

       8,000   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,          7/11 at 100.00           AAA        8,538,880
                 Series 2001B, 5.125%, 7/01/21 (Pre-refunded 7/01/11) - FGIC
                 Insured

       7,990   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno       6/12 at 100.00           AAA        8,641,984
                 Transportation Rail Access Corridor Project, Series 2002,
                 5.250%, 6/01/41 (Pre-refunded 6/01/12) - AMBAC Insured

       5,050   Washoe County, Nevada, Gas and Water Facilities Remarketed            12/14 at 100.00           AAA        5,124,993
                 Revenue Refunding Bonds, Sierra Pacific Power Company, Series
                 1987, 6.300%, 12/01/14 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      24,040   Total Nevada                                                                                              25,435,877
------------------------------------------------------------------------------------------------------------------------------------

               NEW JERSEY - 1.1% (0.8% OF TOTAL INVESTMENTS)

               New Jersey Economic Development Authority, Revenue Bonds, Motor
               Vehicle Surcharge, Series 2004A:
       1,200     5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00           AAA        1,289,976
       1,200     5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00           AAA        1,272,396

         800   Rutgers State University, New Jersey, Certificates of                  1/14 at 100.00           AAA          843,008
                 Participation, Lower Georges Street University Redevelopment
                 Associates LLC, Series 2004, 5.000%, 1/01/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,200   Total New Jersey                                                                                           3,405,380
------------------------------------------------------------------------------------------------------------------------------------

               NEW YORK - 8.3% (5.5% OF TOTAL INVESTMENTS)

       1,000   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00           AAA        1,064,920
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/23 - FGIC Insured

       5,000   Long Island Power Authority, New York, Electric System General         6/16 at 100.00           AAA        5,355,550
                 Revenue Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC Insured

      10,000   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00           AAA       10,736,700
                 Revenue Refunding Bonds, Series 2002F, 5.250%, 11/15/27 - MBIA
                 Insured

       5,700   New York State Thruway Authority, General Revenue Bonds, Series        7/15 at 100.00           AAA        6,077,112
                 2005G, 5.000%, 1/01/26 - FSA Insured

       1,450   New York State Thruway Authority, Highway and Bridge Trust Fund       10/15 at 100.00           AAA        1,564,014
                 Bonds, Second Generation, Series 2005B, 5.000%, 4/01/21 - AMBAC
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
      23,150   Total New York                                                                                            24,798,296
------------------------------------------------------------------------------------------------------------------------------------

               NORTH CAROLINA - 2.1% (1.5% OF TOTAL INVESTMENTS)

       3,100   North Carolina Medical Care Commission, FHA-Insured Mortgage          10/13 at 100.00           AAA        3,273,910
                 Revenue Bonds, Betsy Johnson Regional Hospital Project, Series
                 2003, 5.125%, 10/01/32 - FSA Insured

       3,050   Raleigh Durham Airport Authority, North Carolina, Airport Revenue      5/15 at 100.00           Aaa        3,262,280
                 Bonds, Series 2005A, 5.000%, 5/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,150   Total North Carolina                                                                                       6,536,190
------------------------------------------------------------------------------------------------------------------------------------

               OHIO - 0.3% (0.2% OF TOTAL INVESTMENTS)

         820   Cincinnati City School District, Hamilton County, Ohio, General          No Opt. Call           AAA          944,394
                 Obligation Bonds, Series 2006, 5.250%, 12/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               OKLAHOMA - 1.6% (1.1% OF TOTAL INVESTMENTS)

$      3,500   Oklahoma Capitol Improvement Authority, State Facilities               7/15 at 100.00           AAA    $   3,739,470
                 Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured

         980   Oklahoma Housing Finance Agency, GNMA Collateralized Single              No Opt. Call           AAA        1,020,317
                 Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,480   Total Oklahoma                                                                                             4,759,787
------------------------------------------------------------------------------------------------------------------------------------

               OREGON - 4.2% (2.8% OF TOTAL INVESTMENTS)

               Oregon Health Sciences University, Revenue Bonds, Series 2002A:
       5,000     5.000%, 7/01/26 - MBIA Insured                                       1/13 at 100.00           AAA        5,255,250
       7,000     5.000%, 7/01/32 - MBIA Insured                                       1/13 at 100.00           AAA        7,330,120
------------------------------------------------------------------------------------------------------------------------------------
      12,000   Total Oregon                                                                                              12,585,370
------------------------------------------------------------------------------------------------------------------------------------

               PENNSYLVANIA - 2.3% (1.6% OF TOTAL INVESTMENTS)

       1,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/15 at 100.00           AAA        1,605,585
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

       4,000   Commonwealth Financing Authority, Pennsylvania, State                  6/16 at 100.00           AAA        4,291,000
                 Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 - FSA
                 Insured

       1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       6/16 at 100.00           AAA        1,127,249
                 2006A, 5.000%, 12/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,550   Total Pennsylvania                                                                                         7,023,834
------------------------------------------------------------------------------------------------------------------------------------

               PUERTO RICO - 2.1% (1.4% OF TOTAL INVESTMENTS)

       2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series      7/15 at 100.00           AAA        2,701,425
                 2005RR, 5.000%, 7/01/22 - FGIC Insured

       1,000   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,              No Opt. Call           AAA        1,143,610
                 8/01/21 - CIFG Insured

       2,000   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call           AAA        2,296,720
                 Authority, Series 2003AA, 5.500%, 7/01/17 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,500   Total Puerto Rico                                                                                          6,141,755
------------------------------------------------------------------------------------------------------------------------------------

               TENNESSEE - 3.6% (2.4% OF TOTAL INVESTMENTS)

       3,000   Blount County Public Building Authority, Tennessee, Local              6/15 at 100.00           Aaa        3,203,670
                 Government Public Improvement Lease  Bonds, Oak Ridge, Series
                 2005B-9-A, 5.000%, 6/01/24 - AMBAC Insured

       2,055   Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,           10/14 at 100.00           AAA        2,199,672
                 Series 2004, 5.000%, 10/01/22 - FSA Insured

       5,000   Metropolitan Government of Nashville-Davidson County Health and       11/09 at 101.00           AAA        5,385,050
                 Educational Facilities Board, Tennessee, Revenue Bonds,
                 Ascension Health Credit Group, Series 1999A, 6.000%, 11/15/30
                 (Pre-refunded 11/15/09) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,055   Total Tennessee                                                                                           10,788,392
------------------------------------------------------------------------------------------------------------------------------------

               TEXAS - 10.5% (6.9% OF TOTAL INVESTMENTS)

      12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/09 at 100.00           AAA       13,031,250
                 Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35
                 - FGIC Insured (Alternative Minimum Tax)

               North Harris County Regional Water Authority, Texas, Senior Water
               Revenue Bonds, Series 2003:
       4,565     5.250%, 12/15/20 - FGIC Insured                                     12/13 at 100.00           AAA        4,964,072
       4,800     5.250%, 12/15/21 - FGIC Insured                                     12/13 at 100.00           AAA        5,199,360

       7,600   San Antonio, Texas, Airport System Improvement Revenue Bonds,          7/11 at 101.00           AAA        8,098,560
                 Series 2001, 5.375%, 7/01/16 - FGIC Insured (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      29,465   Total Texas                                                                                               31,293,242
------------------------------------------------------------------------------------------------------------------------------------

               WASHINGTON - 18.5% (12.2% OF TOTAL INVESTMENTS)

       5,000   Chelan County Public Utility District 1, Washington, Hydro             7/11 at 101.00           AAA        5,382,050
                 Consolidated System Revenue Bonds, Series 2001B, 5.600%,
                 1/01/36 - MBIA Insured (Alternative Minimum Tax)

               King County School District 405, Bellevue, Washington, General
               Obligation Bonds, Series 2002:
      12,060     5.000%, 12/01/19 - FGIC Insured                                     12/12 at 100.00           AAA       12,855,960
      12,785     5.000%, 12/01/20 - FGIC Insured                                     12/12 at 100.00           AAA       13,628,810



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WASHINGTON (continued)

               Pierce County School District 343, Dieringer, Washington, General
               Obligation Refunding Bonds, Series 2003:
$      2,755     5.250%, 12/01/18 - FGIC Insured                                      6/13 at 100.00           Aaa    $   2,984,822
       2,990     5.250%, 12/01/19 - FGIC Insured                                      6/13 at 100.00           Aaa        3,239,426

       4,715   Port of Seattle, Washington, Revenue Bonds, Series 2001B, 5.625%,     10/11 at 100.00           AAA        5,065,702
                 4/01/17 - FGIC Insured (Alternative Minimum Tax)

         895   Port of Seattle, Washington, Special Facility Revenue Bonds,           3/10 at 101.00           AAA          961,463
                 Terminal 18, Series 1999C, 6.000%, 9/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

       1,265   Tacoma, Washington, General Obligation Bonds, Series 2002,            12/12 at 100.00           AAA        1,348,490
                 5.000%, 12/01/18 - FGIC Insured

       4,200   Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds,      12/11 at 100.00           AAA        4,530,288
                 Series 2001, 5.250%, 12/01/20 (Pre-refunded 12/01/11) -
                 AMBAC Insured

       5,000   Washington, General Obligation Bonds, Series 2001C, 5.250%,            1/11 at 100.00           AAA        5,262,900
                 1/01/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      51,665   Total Washington                                                                                          55,259,911
------------------------------------------------------------------------------------------------------------------------------------
$    437,140   Total Investments (cost $422,929,142) - 151.3%                                                           452,532,052
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.5%                                                                       7,468,984
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (53.8)%                                                        (161,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 299,001,036
               =====================================================================================================================


        All of the bonds in the Portfolio of Investments, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

(ETM)   Escrowed to maturity.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

              Nuveen Insured Premium Income Municipal Fund 2 (NPX)

              Portfolio of
                      INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ALABAMA - 2.2% (1.5% OF TOTAL INVESTMENTS)

$      3,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series        6/15 at 100.00           AAA    $   3,954,525
                 2005A, 5.000%, 6/01/24 - MBIA Insured

               Jefferson County, Alabama, General Obligation Warrants,
               Series 2004A:
       1,395     5.000%, 4/01/22 - MBIA Insured                                       4/14 at 100.00           AAA        1,484,182
       1,040     5.000%, 4/01/23 - MBIA Insured                                       4/14 at 100.00           AAA        1,103,742

               Montgomery Water and Sewerage Board, Alabama, Water and Sewerage
               Revenue Bonds, Series 2005:
       2,220     5.000%, 3/01/24 - FSA Insured                                        3/15 at 100.00           AAA        2,365,366
       2,590     5.000%, 3/01/25 - FSA Insured                                        3/15 at 100.00           AAA        2,757,702
------------------------------------------------------------------------------------------------------------------------------------
      10,995   Total Alabama                                                                                             11,665,517
------------------------------------------------------------------------------------------------------------------------------------

               ARIZONA - 2.4% (1.6% OF TOTAL INVESTMENTS)

      12,365   Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water      7/15 at 100.00           AAA       12,822,258
                 System Revenue Bonds, Series 2005, 4.750%, 7/01/27 - MBIA
                 Insured
------------------------------------------------------------------------------------------------------------------------------------

               ARKANSAS - 2.9% (1.9% OF TOTAL INVESTMENTS)

       7,745   Arkansas Development Finance Authority, State Facility Revenue         6/14 at 100.00           AAA        8,446,697
                 Bonds, Donaghey Plaza Project, Series 2004, 5.250%, 6/01/25 -
                 FSA Insured

               University of Arkansas, Fayetteville, Revenue Bonds, Medical
               Sciences Campus, Series 2004B:
       2,000     5.000%, 11/01/27 - MBIA Insured                                     11/14 at 100.00           Aaa        2,121,020
       2,000     5.000%, 11/01/28 - MBIA Insured                                     11/14 at 100.00           Aaa        2,119,620

       2,480   University of Arkansas, Monticello Campus, Revenue Bonds, Series      12/13 at 100.00           Aaa        2,602,710
                 2005, 5.000%, 12/01/35 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      14,225   Total Arkansas                                                                                            15,290,047
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 20.3% (13.6% OF TOTAL INVESTMENTS)

       2,000   California Department of Water Resources, Water System Revenue        12/14 at 100.00           AAA        2,141,040
                 Bonds, Central Valley Project, Series 2005AC, 5.000%,
                 12/01/24 - MBIA Insured

       1,800   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00           Aaa        1,909,548
                 Occidental College, Series 2005A, 5.000%, 10/01/33 -
                 MBIA Insured

       2,335   California Infrastructure Economic Development Bank, First Lien        1/28 at 100.00           AAA        3,301,527
                 Revenue Bonds, San Francisco Bay Area Toll Bridge, Series
                 2003A. Residuals Series 1485, 7.327%, 7/01/33 (Pre-refunded
                 1/01/28) - AMBAC Insured (IF)

      31,200   Foothill/Eastern Transportation Corridor Agency, California,            1/10 at 24.23           AAA        6,597,552
                 Toll Road Revenue Refunding Bonds, Series 1999, 0.000%,
                 1/15/34 - MBIA Insured

       1,735   Fullerton Public Financing Authority, California, Tax Allocation       9/15 at 100.00           AAA        1,837,105
                 Revenue Bonds, Series 2005, 5.000%, 9/01/27 - AMBAC Insured

       7,000   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00           AAA        7,386,890
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                 5.000%, 6/01/35 - FGIC Insured

       1,870   Kern Community College District, California, General Obligation          No Opt. Call           AAA          893,037
                 Bonds, Series 2006, 0.000%, 11/01/23 - FSA Insured

       6,520   Los Angeles Unified School District, California, General               7/15 at 100.00           AAA        7,020,410
                 Obligation Bonds, Series 2005E, 5.000%, 7/01/22 - AMBAC Insured

       4,000   Los Angeles Unified School District, California, General               7/16 at 100.00           AAA        4,309,560
                 Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC Insured

      15,000   Orange County Sanitation District, California, Certificates of         8/13 at 100.00           AAA       16,048,200
                 Participation, Series 2003, 5.250%, 2/01/30 - FGIC Insured

      10,000   Orange County Water District, California, Revenue Certificates of      8/13 at 100.00           AAA       10,473,100
                 Participation, Series 2003B, 5.000%, 8/15/34 - MBIA Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CALIFORNIA (continued)

$      1,000   Orange County Water District, California, Revenue Certificates of      2/15 at 100.00           AAA    $   1,060,120
                 Participation, Series 2005B, 5.000%, 8/15/24 - MBIA Insured

       1,435   Pasadena Area Community College District, Los Angeles County,          6/13 at 100.00           AAA        1,560,376
                 California, General Obligation Bonds, Series 2003A, 5.000%,
                 6/01/22 (Pre-refunded 6/01/13) - FGIC Insured

      12,265   Sacramento City Financing Authority, California, Capital              12/09 at 102.00           AAA       13,334,017
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 (Pre-refunded 12/01/09)
                 - AMBAC Insured

         735   Sacramento City Financing Authority, California, Capital              12/09 at 102.00           AAA          795,946
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured

               San Diego County, California, Certificates of Participation,
               Edgemoor Facility Project and Regional System, Series 2005:
       1,675     5.000%, 2/01/24 - AMBAC Insured                                      2/15 at 100.00           AAA        1,775,299
         720     5.000%, 2/01/25 - AMBAC Insured                                      2/15 at 100.00           AAA          761,054

       4,725   San Diego Unified School District, San Diego County, California,       7/15 at 100.00           AAA        5,641,650
                 General Obligation Bonds, Series 2006, Residuals Series 1499,
                 7.326%, 7/01/29 - FSA Insured (IF)

       2,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/14 at 100.00           AAA        2,185,820
                 Merged Area Redevelopment Project, Series 2004A, 5.250%,
                 8/01/19 - MBIA Insured

       5,000   Torrance, California, Certificates of Participation, Series              No Opt. Call           AAA        5,288,900
                 2005B, 5.000%, 6/01/24 - AMBAC Insured

      12,500   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00           AAA       13,106,500
                 Series 2003A, 5.000%, 5/15/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
     125,515   Total California                                                                                         107,427,651
------------------------------------------------------------------------------------------------------------------------------------

               COLORADO - 8.9% (6.0% OF TOTAL INVESTMENTS)

       1,940   Colorado Educational and Cultural Facilities Authority, Charter        6/13 at 100.00           AAA        2,077,333
                 School Revenue Bonds, Adams School District 12 - Pinnacle
                 School, Series 2003, 5.250%, 6/01/23 - XLCA Insured

       3,405   Colorado Educational and Cultural Facilities Authority, Charter       12/13 at 100.00           AAA        3,661,907
                 School Revenue Bonds, Classical Academy, Series 2003, 5.250%,
                 12/01/23 - XLCA Insured

       3,500   Colorado Health Facilities Authority, Revenue Bonds, Poudre           12/09 at 101.00           Aaa        3,748,465
                 Valley Healthcare Inc., Series 1999A, 5.750%, 12/01/23
                 (Pre-refunded 12/01/09) - FSA Insured

      17,145   Denver Convention Center Hotel Authority, Colorado, Senior            12/13 at 100.00           AAA       18,553,290
                 Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%,
                 12/01/33 (Pre-refunded 12/01/13) - XLCA Insured

       6,100   Denver School District 1, Colorado, General Obligation Bonds,         12/13 at 100.00           AAA        6,548,716
                 Series 2004, 5.000%, 12/01/18 - FSA Insured

       1,325   El Paso County, Colorado, Certificates of Participation,              12/12 at 100.00           AAA        1,383,870
                 Detention Facility Project, Series 2002B, 5.000%, 12/01/27 -
                 AMBAC Insured

               Jefferson County School District R1, Colorado, General Obligation
               Bonds, Series 2004:
       2,500     5.000%, 12/15/22 - FSA Insured                                      12/14 at 100.00           AAA        2,676,275
       5,125     5.000%, 12/15/23 - FSA Insured                                      12/14 at 100.00           AAA        5,471,706
       2,000     5.000%, 12/15/24 - FSA Insured                                      12/14 at 100.00           AAA        2,131,020

       1,000   University of Colorado, Enterprise System Revenue Bonds, Series        6/15 at 100.00           AAA        1,063,420
                 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      44,040   Total Colorado                                                                                            47,316,002
------------------------------------------------------------------------------------------------------------------------------------

               FLORIDA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       4,000   Florida State Board of Education, Full Faith and Credit Public         6/13 at 101.00           AAA        4,283,000
                 Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               GEORGIA - 3.8% (2.5% OF TOTAL INVESTMENTS)

       4,000   Cobb County Development Authority, Georgia, Parking Revenue            7/14 at 100.00           Aaa        4,239,640
                 Bonds, Kennesaw State University, Series 2004, 5.000%, 7/15/24
                 - MBIA Insured

       2,925   Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2005,      5/14 at 100.00           AAA        3,111,937
                 5.000%, 5/01/23 - MBIA Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               GEORGIA (continued)

               Municipal Electric Authority of Georgia, Combustion Turbine
               Revenue Bonds, Series 2003A:
$      1,775     5.000%, 11/01/21 - MBIA Insured                                     11/13 at 100.00           AAA    $   1,889,133
       2,580     5.000%, 11/01/22 - MBIA Insured                                     11/13 at 100.00           AAA        2,745,894

       4,500   South Fulton Municipal Regional Water and Sewerage Authority,          1/13 at 100.00           Aaa        4,704,750
                 Georgia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%,
                 1/01/33 - MBIA Insured

       3,000   Valdosta and Lowndes County Hospital Authority, Georgia, Revenue      10/12 at 101.00           AAA        3,205,920
                 Certificates, South Georgia Medical Center, Series 2002,
                 5.200%, 10/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,780   Total Georgia                                                                                             19,897,274
------------------------------------------------------------------------------------------------------------------------------------

               HAWAII - 7.8% (5.2% OF TOTAL INVESTMENTS)

       2,375   Hawaii County, Hawaii, General Obligation Bonds, Series 2003A,         7/13 at 100.00           AAA        2,541,440
                 5.000%, 7/15/19 - FSA Insured

      20,000   Hawaii Department of Budget and Finance, Special Purpose Revenue       7/10 at 101.00           AAA       21,391,997
                 Refunding Bonds, Hawaiian Electric Company Inc., Series 2000,
                 5.700%, 7/01/20 - AMBAC Insured (Alternative Minimum Tax)

               Hawaii Department of Transportation, Airport System Revenue
               Refunding Bonds, Series 2000B:
       6,105     6.100%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)             7/10 at 101.00           AAA        6,638,760
       9,500     6.625%, 7/01/17 - FGIC Insured (Alternative Minimum Tax)             7/10 at 101.00           AAA       10,480,590
------------------------------------------------------------------------------------------------------------------------------------
      37,980   Total Hawaii                                                                                              41,052,787
------------------------------------------------------------------------------------------------------------------------------------

               IDAHO - 0.1% (0.1% OF TOTAL INVESTMENTS)

         475   Idaho Housing and Finance Association, Single Family Mortgage          1/08 at 101.50           AAA          476,235
                 Bonds, Series 1998E, 5.450%, 7/01/18 - AMBAC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 3.7% (2.5% OF TOTAL INVESTMENTS)

       1,015   Chicago Park District, Illinois, Limited Tax General Obligation        7/11 at 100.00           AAA        1,091,013
                 Park Bonds, Series 2001C, 5.500%, 1/01/18 - FGIC Insured

               Illinois Health Facilities Authority, Revenue Bonds, Lutheran
               General Health System, Series 1993A:
       3,230     6.125%, 4/01/12 - FSA Insured (ETM)                                    No Opt. Call           AAA        3,441,662
       5,000     6.250%, 4/01/18 - FSA Insured (ETM)                                    No Opt. Call           AAA        5,940,850

       1,950   Illinois Health Facilities Authority, Revenue Refunding Bonds,           No Opt. Call           AAA        2,292,907
                 SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 -
                 MBIA Insured

       6,000   Illinois Toll Highway Authority, State Toll Highway Authority          7/16 at 100.00           AAA        6,414,720
                 Revenue Bonds, Series 2006, 5.000%, 1/01/26 - FSA Insured

         255   Peoria, Moline and Freeport, Illinois, GNMA Collateralized Single      4/07 at 104.00           AAA          259,358
                 Family Mortgage Revenue Bonds, Series 1995A, 7.600%, 4/01/27
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      17,450   Total Illinois                                                                                            19,440,510
------------------------------------------------------------------------------------------------------------------------------------

               INDIANA - 0.9% (0.6% OF TOTAL INVESTMENTS)

               Hamilton County Public Building Corporation, Indiana, First
               Mortgage Bonds, Series 2004:
       2,105     5.000%, 8/01/23 - FSA Insured                                        8/14 at 100.00           AAA        2,227,427
       2,215     5.000%, 8/01/24 - FSA Insured                                        8/14 at 100.00           AAA        2,339,306
------------------------------------------------------------------------------------------------------------------------------------
       4,320   Total Indiana                                                                                              4,566,733
------------------------------------------------------------------------------------------------------------------------------------

               KANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)

       1,500   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%,      9/14 at 101.00           AAA        1,603,110
                 9/01/27 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

               KENTUCKY - 1.1% (0.7% OF TOTAL INVESTMENTS)

       6,010   Kentucky Economic Development Finance Authority, Health System           No Opt. Call           AAA        2,115,159
                 Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%,
                 10/01/28 - MBIA Insured

       3,575   Kentucky Turnpike Authority, Economic Development Road Revenue         7/15 at 100.00           AAA        3,816,920
                 Bonds, Revitalization Project,  Series 2005B, 5.000%, 7/01/25 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,585   Total Kentucky                                                                                             5,932,079
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LOUISIANA - 2.9% (1.9% OF TOTAL INVESTMENTS)

$      1,640   Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge      7/14 at 100.00           AAA    $   1,758,998
                 General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA Insured

       3,400   Louisiana State, Gas Tax Revenue Bonds, Series 2006, 4.500%,           5/16 at 100.00           AAA        3,373,480
                 5/01/41 (WI/DD, Settling 11/02/06) - FGIC Insured

       3,630   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA        3,545,131
                 Residuals 660-1, 5.850%, 5/01/41 (WI/DD, Settling 11/02/06) -
                 FGIC Insured (IF)

         440   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA          479,178
                 Residuals 661, 6.597%, 5/01/39 (WI/DD, Settling 11/02/06) -
                 FSA Insured (IF)

               Louisiana, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
       1,200     5.000%, 5/01/25 - FGIC Insured                                       5/15 at 100.00           AAA        1,274,640
       2,210     5.000%, 5/01/26 - FGIC Insured                                       5/15 at 100.00           AAA        2,344,213
       2,500     5.000%, 5/01/27 - FGIC Insured                                       5/15 at 100.00           AAA        2,651,825
------------------------------------------------------------------------------------------------------------------------------------
      15,020   Total Louisiana                                                                                           15,427,465
------------------------------------------------------------------------------------------------------------------------------------

               MARYLAND - 0.9% (0.6% OF TOTAL INVESTMENTS)

       1,865   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue       9/16 at 100.00           AAA        2,048,908
                 Bonds, Series 2006A, 5.250%, 9/01/26 - XLCA Insured

       2,580   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00           AAA        2,653,401
                 Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%,
                 7/01/36 (WI/DD, Settling 11/16/06) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,445   Total Maryland                                                                                             4,702,309
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 3.5% (2.3% OF TOTAL INVESTMENTS)

       3,000   Massachusetts Development Finance Authority, Revenue Bonds, WGBH         No Opt. Call           AAA        3,814,050
                 Educational Foundation, Series 2002A, 5.750%, 1/01/42 -
                 AMBAC Insured

       2,600   Massachusetts Health and Educational Facilities Authority,            10/13 at 100.00           AAA        2,729,220
                 Revenue Bonds, Simmons College, Series 2003F, 5.000%,
                 10/01/33 - FGIC Insured

       4,910   Massachusetts, General Obligation Bonds, Consolidated Loan,              No Opt. Call           AAA        5,564,454
                 Series 2002C, 5.500%, 11/01/15 - MBIA Insured

               Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,
               Series 2004:
       3,650     5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00           AAA        4,004,305
       2,000     5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00           AAA        2,194,140
------------------------------------------------------------------------------------------------------------------------------------
      16,160   Total Massachusetts                                                                                       18,306,169
------------------------------------------------------------------------------------------------------------------------------------

               MICHIGAN - 1.9% (1.3% OF TOTAL INVESTMENTS)

      10,000   Michigan Housing Development Authority, Rental Housing Revenue         4/07 at 102.00           AAA       10,287,000
                 Bonds, Series 1997A, 6.000%, 4/01/16 - AMBAC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               MINNESOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)

         885   Minnesota Housing Finance Agency, Rental Housing Bonds, Series         2/07 at 100.00           AAA          889,921
                 1995D, 5.950%, 2/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               MISSOURI - 0.6% (0.4% OF TOTAL INVESTMENTS)

         945   Hazelwood Industrial Development Authority, Missouri, GNMA             3/07 at 102.00           AAA          975,769
                 Collateralized Project Multifamily Housing Revenue Refunding
                 Bonds, Lakes Apartments Project, Series 1996, 6.000%, 9/20/16

       1,000   Jackson County Reorganized School District R-7, Lees Summit,           3/16 at 100.00           Aaa        1,098,560
                 Missouri, General Obligation Bonds, Series 2006, 5.250%,
                 3/01/25 - MBIA Insured

         535   Missouri Housing Development Commission, Multifamily Housing          12/06 at 102.00           AAA          546,165
                 Revenue Bonds, Brookstone Village Apartments, Series 1996A,
                 6.000%, 12/01/16 - FSA Insured (Alternative Minimum Tax)

         750   Missouri Western State College, Auxiliary System Revenue Bonds,       10/13 at 100.00           AAA          787,733
                 Series 2003, 5.000%, 10/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,230   Total Missouri                                                                                             3,408,227
------------------------------------------------------------------------------------------------------------------------------------


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               NEBRASKA - 0.7% (0.5% OF TOTAL INVESTMENTS)

               Nebraska Public Power District, General Revenue Bonds, Series
               2005A:
$      1,000     5.000%, 1/01/24 - FSA Insured                                        1/15 at 100.00           AAA    $   1,064,370
       1,000     5.000%, 1/01/25 - FSA Insured                                        1/15 at 100.00           AAA        1,063,660

       1,290   Omaha Public Power District, Nebraska, Electric System Revenue         2/17 at 100.00           AAA        1,502,231
                 Bonds, Nebraska City 2, Series 2006A, Residuals 1508-2, 7.530%,
                 2/01/49 (WI/DD, Settling 11/02/06) - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
       3,290   Total Nebraska                                                                                             3,630,261
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 3.2% (2.1% OF TOTAL INVESTMENTS)

       5,000   Clark County, Nevada, Industrial Development Revenue Bonds,            7/10 at 102.00           AAA        5,444,100
                 Southwest Gas Corporation, Series 2000C, 5.950%, 12/01/38 -
                 AMBAC Insured (Alternative Minimum Tax)

       3,280   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,          7/14 at 100.00           AAA        3,491,757
                 Series 2004A-2, 5.125%, 7/01/24 - FGIC Insured

               Director of Nevada State Department of Business and Industry,
               Revenue Bonds, Las Vegas Monorail Project, First Tier,
               Series 2000:
       5,000     0.000%, 1/01/27 - AMBAC Insured                                        No Opt. Call           AAA        2,034,050
       5,500     5.625%, 1/01/32 - AMBAC Insured                                      1/10 at 102.00           AAA        5,895,835
------------------------------------------------------------------------------------------------------------------------------------
      18,780   Total Nevada                                                                                              16,865,742
------------------------------------------------------------------------------------------------------------------------------------

               NEW JERSEY - 3.1% (2.1% OF TOTAL INVESTMENTS)

               Essex County Improvement Authority, New Jersey, Guaranteed
               Revenue Bonds, Project Consolidation, Series 2004:
       2,000     5.125%, 10/01/21 - MBIA Insured                                     10/14 at 100.00           Aaa        2,160,480
       2,250     5.125%, 10/01/22 - MBIA Insured                                     10/14 at 100.00           Aaa        2,424,195

       1,560   Mount Olive Township Board of Education, Morris County, New            1/15 at 100.00           Aaa        1,665,300
                 Jersey, General Obligation Bonds, Series 2004, 5.000%, 1/15/22
                 - MBIA Insured

               New Jersey Economic Development Authority, Revenue Bonds, Motor
               Vehicle Surcharge, Series 2004A:
       1,475     5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00           AAA        1,585,596
       1,475     5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00           AAA        1,563,987

       3,075   New Jersey Transit Corporation, Certificates of Participation            No Opt. Call           AAA        3,462,173
                 Refunding, Series 2003, 5.500%, 10/01/15 - FSA Insured

       3,315   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,            1/15 at 100.00           AAA        3,526,033
                 5.000%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      15,150   Total New Jersey                                                                                          16,387,764
------------------------------------------------------------------------------------------------------------------------------------

               NEW MEXICO - 0.9% (0.6% OF TOTAL INVESTMENTS)

               New Mexico Finance Authority, Public Project Revolving Fund
               Revenue Bonds, Series 2004C:
       1,415     5.000%, 6/01/22 - AMBAC Insured                                      6/14 at 100.00           AAA        1,508,149
       1,050     5.000%, 6/01/24 - AMBAC Insured                                      6/14 at 100.00           AAA        1,113,483

       2,000   New Mexico Finance Authority, Public Project Revolving Fund            6/15 at 100.00           Aaa        2,133,280
                 Revenue Bonds, Series 2005E, 5.000%, 6/15/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,465   Total New Mexico                                                                                           4,754,912
------------------------------------------------------------------------------------------------------------------------------------

               NEW YORK - 14.0% (9.4% OF TOTAL INVESTMENTS)

       1,120   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00           AAA        1,192,710
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/23 - FGIC Insured

               Dormitory Authority of the State of New York, Insured Revenue
               Bonds, New Island Hospital, Series 1999B:
       3,400     5.750%, 7/01/19 (Pre-refunded 7/01/09) - MBIA Insured                7/09 at 101.00           AAA        3,627,120
       5,750     6.000%, 7/01/24 (Pre-refunded 7/01/09) - MBIA Insured                7/09 at 101.00           AAA        6,168,888

       1,785   Dormitory Authority of the State of New York, Revenue Bonds,           2/15 at 100.00           AAA        1,898,758
                 Mental Health Services Facilities Improvements, Series 2005A,
                 5.000%, 2/15/24 - AMBAC Insured

       1,000   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00           AAA        1,067,210
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                 AMBAC Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               NEW YORK (continued)

               Long Island Power Authority, New York, Electric System General
               Revenue Bonds, Series 2006A:
$     10,675     5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00           AAA    $  11,477,867
       5,000     5.000%, 12/01/25 - FGIC Insured                                      6/16 at 100.00           AAA        5,355,550

       1,755   Nassau County, New York, General Obligation Improvement Bonds,         3/10 at 100.00           AAA        1,892,680
                 Series 2000E, 6.000%, 3/01/16 (Pre-refunded 3/01/10) - FSA
                 Insured

       7,500   Nassau Health Care Corporation, New York, County Guaranteed            8/09 at 102.00           AAA        8,081,850
                 Revenue Bonds, Series 1999, 5.750%, 8/01/29 (Pre-refunded
                 8/01/09) - FSA Insured

       3,225   New York City Sales Tax Asset Receivable Corporation, New York,       10/14 at 100.00           AAA        3,443,978
                 Dedicated Revenue Bonds, Local Government Assistance
                 Corporation, Series 2004A, 5.000%, 10/15/24 - MBIA Insured

       5,000   New York City, New York, General Obligation Bonds, Fiscal Series      11/14 at 100.00           AAA        5,344,750
                 2004E, 5.000%, 11/01/21 - FSA Insured

       8,580   New York State Housing Finance Agency, Mortgage Revenue Refunding     11/06 at 102.00           AAA        8,769,017
                 Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 -
                 FSA Insured

               New York State Thruway Authority, General Revenue Bonds,
               Series 2005G:
       3,770     5.000%, 1/01/25 - FSA Insured                                        7/15 at 100.00           AAA        4,025,116
       5,980     5.000%, 1/01/26 - FSA Insured                                        7/15 at 100.00           AAA        6,375,637

       5,000   New York State Thruway Authority, Highway and Bridge Trust Fund       10/15 at 100.00           AAA        5,393,150
                 Bonds, Second Generation, Series 2005B, 5.000%, 4/01/21 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      69,540   Total New York                                                                                            74,114,281
------------------------------------------------------------------------------------------------------------------------------------

               NORTH CAROLINA - 1.8% (1.2% OF TOTAL INVESTMENTS)

       1,250   Appalachian State University, North Carolina, Revenue Bonds,           7/15 at 100.00           Aaa        1,330,188
                 Series 2005, 5.000%, 7/15/30 - MBIA Insured

               Mooresville, North Carolina, Enterprise System Revenue Bonds,
               Series 2004:
       2,225     5.000%, 5/01/23 - FGIC Insured                                       5/14 at 100.00           AAA        2,365,731
       2,335     5.000%, 5/01/24 - FGIC Insured                                       5/14 at 100.00           AAA        2,478,019

       2,900   Raleigh Durham Airport Authority, North Carolina, Airport Revenue      5/15 at 100.00           Aaa        3,108,307
                 Bonds, Series 2005A, 5.000%, 5/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,710   Total North Carolina                                                                                       9,282,245
------------------------------------------------------------------------------------------------------------------------------------

               NORTH DAKOTA - 3.7% (2.5% OF TOTAL INVESTMENTS)

      10,715   Fargo, North Dakota, Health System Revenue Bonds, MeritCare            6/10 at 101.00           AAA       11,416,833
                 Obligated Group, Series 2000A, 5.600%, 6/01/21 - FSA Insured

       8,000   North Dakota, Student Loan Trust Revenue Bonds, Series 2000B,         12/10 at 100.00           AAA        8,398,400
                 5.850%, 12/01/25 - AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      18,715   Total North Dakota                                                                                        19,815,233
------------------------------------------------------------------------------------------------------------------------------------

               OHIO - 0.9% (0.6% OF TOTAL INVESTMENTS)

       1,430   Cincinnati City School District, Hamilton County, Ohio,                  No Opt. Call           AAA        1,646,931
                 General Obligation Bonds, Series 2006, 5.250%, 12/01/22 -
                 FGIC Insured

       1,930   Marysville Exempted Village School District, Ohio, Certificates        6/15 at 100.00           AAA        2,141,470
                 of Participation, School Facilities Project, Series 2005,
                 5.250%, 12/01/22 (Pre-refunded 6/01/15) - MBIA Insured

         700   Shaker Heights, Ohio, General Obligation Bonds, Series 2003,          12/13 at 100.00           AAA          755,279
                 5.250%, 12/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,060   Total Ohio                                                                                                 4,543,680
------------------------------------------------------------------------------------------------------------------------------------

               OKLAHOMA - 1.4% (0.9% OF TOTAL INVESTMENTS)

       1,500   Oklahoma Capitol Improvement Authority, State Facilities Revenue       7/15 at 100.00           AAA        1,602,630
                 Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured

               Oklahoma City Airport Trust, Oklahoma, Junior Lien Tax Exempt
               Bonds, Twenty Seventh Series 2000A:
       1,320     5.125%, 7/01/20 - FSA Insured                                        7/10 at 100.00           AAA        1,369,975
       4,040     5.250%, 7/01/21 - FSA Insured                                        7/10 at 100.00           AAA        4,229,355
------------------------------------------------------------------------------------------------------------------------------------
       6,860   Total Oklahoma                                                                                             7,201,960
------------------------------------------------------------------------------------------------------------------------------------


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               OREGON - 3.5% (2.4% OF TOTAL INVESTMENTS)

$      2,110   Oregon Department of Administrative Services, Certificates of          5/15 at 100.00           AAA    $   2,228,856
                 Participation, Series 2005A, 5.000%, 5/01/30 - FSA Insured

       1,520   Portland Housing Authority, Oregon, Multifamily Housing Revenue        7/10 at 100.00           Aaa        1,576,149
                 Bonds, Lovejoy Station Apartments, Series 2000, 6.000%, 7/01/33
                 - MBIA Insured (Alternative Minimum Tax)

               Portland, Oregon, Airport Way Urban Renewal and Redevelopment
               Bonds, Series 2000A:
       4,405     5.700%, 6/15/17 (Pre-refunded 6/15/10) - AMBAC Insured               6/10 at 101.00           Aaa        4,765,505
       3,665     5.750%, 6/15/18 (Pre-refunded 6/15/10) - AMBAC Insured               6/10 at 101.00           Aaa        3,971,101
       4,265     5.750%, 6/15/19 (Pre-refunded 6/15/10) - AMBAC Insured               6/10 at 101.00           Aaa        4,621,213
       1,375     5.750%, 6/15/20 (Pre-refunded 6/15/10) - AMBAC Insured               6/10 at 101.00           Aaa        1,489,840
------------------------------------------------------------------------------------------------------------------------------------
      17,340   Total Oregon                                                                                              18,652,664
------------------------------------------------------------------------------------------------------------------------------------

               PENNSYLVANIA - 13.9% (9.3% OF TOTAL INVESTMENTS)

      12,620   Allegheny County Hospital Development Authority, Pennsylvania,        11/10 at 102.00           AAA       14,113,829
                 Insured Revenue Bonds, West Penn Allegheny Health System,
                 Series 2000A, 6.500%, 11/15/30 - MBIA Insured

       2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/15 at 100.00           AAA        2,140,780
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

       9,485   Berks County Municipal Authority, Pennsylvania, Hospital Revenue      11/09 at 102.00           AAA       10,315,791
                 Bonds, Reading Hospital and Medical Center, Series 1999,
                 6.000%, 11/01/19 (Pre-refunded 11/01/09) - FSA Insured

         725   Central Dauphin School District, Dauphin County, Pennsylvania,         2/16 at 100.00           AAA          891,395
                 General Obligation Bonds, Series 2006, 6.750%, 2/01/24
                 (Pre-refunded 2/01/16) - MBIA Insured

       4,235   Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova      8/16 at 100.00           AAA        4,557,919
                 University, Series 2006, 5.000%, 8/01/24 - AMBAC Insured

       5,780   Pennsylvania Higher Educational Facilities Authority, Revenue          5/15 at 100.00           AAA        6,148,070
                 Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 -
                 MBIA Insured

       1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       6/16 at 100.00           AAA        1,127,249
                 2006A, 5.000%, 12/01/26 - AMBAC Insured

               Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
               Ordinance, Fifth Series 2004A-1:
       5,235     5.000%, 9/01/24 - FSA Insured                                        9/14 at 100.00           AAA        5,527,898
       3,000     5.000%, 9/01/25 - FSA Insured                                        9/14 at 100.00           AAA        3,165,810

       2,360   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,        8/07 at 102.00           AAA        2,429,903
                 Series 1997A, 5.125%, 8/01/27 - AMBAC Insured (ETM)

      10,370   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,        8/07 at 102.00           AAA       10,669,278
                 Series 1997A, 5.125%, 8/01/27 - AMBAC Insured

       3,785   Reading School District, Berks County, Pennsylvania, General           1/16 at 100.00           AAA        4,057,293
                 Obligation Bonds, Series 2005, 5.000%, 1/15/25 - FSA Insured

       2,500   Seneca Valley School District, Butler County, Pennsylvania,            7/14 at 100.00           Aaa        2,699,400
                 General Obligation Bonds, Series 2004, 5.125%, 1/01/23 -
                 FGIC Insured

       1,705   Solebury Township, Pennsylvania, General Obligation Bonds, Series      6/15 at 100.00           Aaa        1,821,179
                 2005, 5.000%, 12/15/25 - AMBAC Insured

       3,650   State Public School Building Authority, Pennsylvania, Lease            6/13 at 100.00           AAA        3,834,508
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/29 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      68,500   Total Pennsylvania                                                                                        73,500,302
------------------------------------------------------------------------------------------------------------------------------------

               PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)

       2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series      7/15 at 100.00           AAA        2,701,425
                 2005RR, 5.000%, 7/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

               SOUTH CAROLINA - 0.4% (0.3% OF TOTAL INVESTMENTS)

       1,955   Greenville County School District, South Carolina, Installment        12/16 at 100.00           AAA        2,083,248
                 Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TEXAS - 14.7% (9.8% OF TOTAL INVESTMENTS)

               Brazos River Authority, Texas, Revenue Refunding Bonds,
               Houston Industries Inc., Series 1998C:
$     10,000     5.125%, 5/01/19 - AMBAC Insured                                      5/08 at 102.00           AAA    $  10,375,200
       9,000     5.125%, 11/01/20 - AMBAC Insured                                    11/08 at 102.00           AAA        9,388,350

               Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004:
       3,475     5.000%, 7/15/22 - FSA Insured                                        7/14 at 100.00           AAA        3,687,879
       3,645     5.000%, 7/15/23 - FSA Insured                                        7/14 at 100.00           AAA        3,858,415

      12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/09 at 100.00           AAA       13,031,250
                 Refunding and Improvement Bonds, Series 2001A, 5.500%,
                 11/01/35 - FGIC Insured (Alternative Minimum Tax)

       4,485   Lower Colorado River Authority, Texas, Contract Revenue Refunding      5/12 at 100.00           AAA        4,754,907
                 Bonds, Transmission Services Corporation, Series 2003B, 5.000%,
                 5/15/21 - FSA Insured

      10,000   Lower Colorado River Authority, Texas, Contract Revenue Refunding      5/13 at 100.00           AAA       10,427,000
                 Bonds, Transmission Services Corporation, Series 2003C, 5.000%,
                 5/15/33 - AMBAC Insured

       4,151   Panhandle Regional Housing Finance Corporation, Texas, GNMA            7/12 at 105.00           Aaa        4,559,043
                 Collateralized Multifamily Housing Mortgage Revenue Bonds,
                 Renaissance of Amarillo Apartments, Series 2001A, 6.650%,
                 7/20/42

               Tarrant County Health Facilities Development Corporation, Texas,
               Hospital Revenue Bonds, Cook Children's Healthcare System,
               Series 2000A:
       6,725     5.750%, 12/01/17 - FSA Insured                                      12/10 at 101.00           AAA        7,262,193
       7,500     5.750%, 12/01/24 - FSA Insured                                      12/10 at 101.00           AAA        8,112,075

       2,300   Texas State University System, Financing Revenue Refunding Bonds,      3/12 at 100.00           AAA        2,432,296
                 Series 2002, 5.000%, 3/15/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      73,781   Total Texas                                                                                               77,888,608
------------------------------------------------------------------------------------------------------------------------------------

               UTAH - 2.2% (1.5% OF TOTAL INVESTMENTS)

       8,600   Intermountain Power Agency, Utah, Power Supply Revenue Refunding       7/13 at 100.00           AAA        9,199,678
                 Bonds, Series 2003A, 5.000%, 7/01/18 - FSA Insured

       2,385   Mountain Regional Water Special Service District, Utah, Water         12/13 at 100.00           AAA        2,503,535
                 Revenue Bonds, Series 2003, 5.000%, 12/15/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,985   Total Utah                                                                                                11,703,213
------------------------------------------------------------------------------------------------------------------------------------

               VERMONT - 0.2% (0.1% OF TOTAL INVESTMENTS)

       1,320   Vermont Educational and Health Buildings Financing Agency,            12/10 at 101.00           AAA        1,441,678
                 Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A,
                 6.000%, 12/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               VIRGINIA - 3.0% (2.0% OF TOTAL INVESTMENTS)

               Greater Richmond Convention Center Authority, Virginia, Hotel Tax
               Revenue Bonds, Series 2005:
       5,880     5.000%, 6/15/20 - MBIA Insured                                       6/15 at 100.00           AAA        6,333,877
       5,000     5.000%, 6/15/22 - MBIA Insured                                       6/15 at 100.00           AAA        5,363,250

               Loudoun County Industrial Development Authority, Virginia, Lease
               Revenue Bonds, Public Safety Facilities, Series 2003A:
       1,150     5.250%, 12/15/22 - FSA Insured                                       6/14 at 100.00           AAA        1,255,432
         500     5.250%, 12/15/23 - FSA Insured                                       6/14 at 100.00           AAA          545,840

       2,250   Virginia Housing Development Authority, Multifamily Housing            1/08 at 102.00           AAA        2,325,915
                 Bonds, Series 1997B, 6.050%, 5/01/17 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      14,780   Total Virginia                                                                                            15,824,314
------------------------------------------------------------------------------------------------------------------------------------

               WASHINGTON - 6.9% (4.6% OF TOTAL INVESTMENTS)

      10,000   Chelan County Public Utility District 1, Washington, Hydro             7/11 at 101.00           AAA       10,764,100
                 Consolidated System Revenue Bonds, Series 2001B, 5.600%,
                 1/01/36 - MBIA Insured (Alternative Minimum Tax)

       1,370   Clark County School District 101, La Center, Washington, General      12/12 at 100.00           Aaa        1,451,625
                 Obligation Bonds, Series 2002, 5.000%, 12/01/22 - FSA Insured

       5,230   Douglas County Public Utility District 1, Washington, Revenue          9/09 at 102.00           AAA        5,653,002
                 Bonds, Wells Hydroelectric, Series 1999A, 6.125%, 9/01/29 -
                 MBIA Insured (Alternative Minimum Tax)

       1,545   Tacoma, Washington, General Obligation Bonds, Series 2004,            12/14 at 100.00           AAA        1,655,838
                 5.000%, 12/01/19 - MBIA Insured

                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WASHINGTON (continued)

$      3,950   Washington State Healthcare Facilities Authority, Revenue Bonds,      11/08 at 101.00           Aaa    $   4,074,899
                 Swedish Health Services, Series 1998, 5.125%, 11/15/22 -
                 AMBAC Insured

       6,200   Washington State, General Obligation Purpose Bonds, Series 2003A,      7/12 at 100.00           AAA        6,583,904
                 5.000%, 7/01/20 - FGIC Insured

      10,855   Washington, General Obligation Bonds, Series 2000S-5, 0.000%,            No Opt. Call           AAA        6,223,497
                 1/01/20 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      39,150   Total Washington                                                                                          36,406,865
------------------------------------------------------------------------------------------------------------------------------------

               WEST VIRGINIA - 1.5% (1.0% OF TOTAL INVESTMENTS)

       8,000   Pleasants County, West Virginia, Pollution Control Revenue Bonds,     11/06 at 101.00           AAA        8,146,000
                 Monongahela Power Company Pleasants Station Project, Series
                 1995C, 6.150%, 5/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               WISCONSIN - 7.2% (4.8% OF TOTAL INVESTMENTS)

       7,000   La Crosse, Wisconsin, Resource Recovery Revenue Refunding Bonds,         No Opt. Call           AAA        8,396,080
                 Northern States Power Company Project, Series 1996, 6.000%,
                 11/01/21 - MBIA Insured (Alternative Minimum Tax)

      12,750   Milwaukee County, Wisconsin, Airport Revenue Bonds, Series 2000A,     12/10 at 100.00           Aaa       13,614,578
                 5.750%, 12/01/25 - FGIC Insured (Alternative Minimum Tax)

       5,000   Wisconsin Health and Educational Facilities Authority, Revenue         2/07 at 101.00           AAA        5,059,250
                 Bonds, Mercy Health System Corporation, Series 1995, 6.125%,
                 8/15/13 - AMBAC Insured

       6,250   Wisconsin Health and Educational Facilities Authority, Revenue         2/07 at 102.00           AAA        6,385,000
                 Bonds, Sinai Samaritan Medical Center Inc., Series 1996,
                 5.750%, 8/15/16 - MBIA Insured

       4,225   Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%,       5/16 at 100.00           AAA        4,403,802
                 5/01/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      35,225   Total Wisconsin                                                                                           37,858,710
------------------------------------------------------------------------------------------------------------------------------------
$    774,076   Total Long-Term Investments (cost $750,029,995) - 148.9%                                                 787,597,399
============------------------------------------------------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS - 0.7% (0.5% OF TOTAL INVESTMENTS)

       1,000   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                                   A-1+        1,000,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2000, 3.640%, 7/01/30 - FSA Insured (4)

       2,700   Puerto Rico Government Development Bank, Adjustable Refunding                                  A-1+        2,700,000
                 Bonds, Variable Rate Demand Obligations, Series 1985, 3.410%,
                 12/01/15 - MBIA Insured (4)
------------------------------------------------------------------------------------------------------------------------------------
$      3,700   Total Short-Term Investments (cost $3,700,000)                                                             3,700,000
============------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $753,729,995) - 149.6%                                                           791,297,399
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.2%                                                                       6,586,564
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (50.8)%                                                        (268,900,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 528,983,963
               =====================================================================================================================


        All of the bonds in the Portfolio of Investments, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             Nuveen Insured Dividend Advantage Municipal Fund (NVG)

             Portfolio of
                     INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ALABAMA - 4.2% (2.8% OF TOTAL INVESTMENTS)

$      5,310   Athens, Alabama, Water and Sewerage Revenue Warrants, Series 2002,     5/12 at 101.00           AAA    $   5,710,905
                 5.300%, 5/01/32 - MBIA Insured

       3,045   Hoover, Alabama, General Obligation Bonds, Series 2003, 5.000%,        3/12 at 101.00           AAA        3,247,249
                 3/01/20 - MBIA Insured

      10,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement           2/09 at 101.00           AAA       10,488,700
                 Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded 2/01/09)
                 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,355   Total Alabama                                                                                             19,446,854
------------------------------------------------------------------------------------------------------------------------------------

               ALASKA - 3.5% (2.4% OF TOTAL INVESTMENTS)

      15,000   Alaska, International Airport System Revenue Bonds, Series 2002B,     10/12 at 100.00           AAA       16,320,450
                 5.250%, 10/01/27 (Pre-refunded 10/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               ARIZONA - 1.1% (0.8% OF TOTAL INVESTMENTS)

       5,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien           7/12 at 100.00           AAA        5,227,400
                 Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 - FGIC
                 Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 12.5% (8.4% OF TOTAL INVESTMENTS)

       2,000   Alameda Corridor Transportation Authority, California,                   No Opt. Call           AAA        1,110,880
                 Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20
                 - AMBAC Insured

               California Educational Facilities Authority, Revenue Bonds,
               Occidental College, Series 2005A:
       1,485     5.000%, 10/01/26 - MBIA Insured                                     10/15 at 100.00           Aaa        1,589,084
       1,565     5.000%, 10/01/27 - MBIA Insured                                     10/15 at 100.00           Aaa        1,671,060

       2,000   California Infrastructure Economic Development Bank, First Lien        1/28 at 100.00           AAA        2,827,860
                 Revenue Bonds, San Francisco Bay Area Toll Bridge, Series
                 2003A. Residuals Series 1485, 7.327%, 7/01/33 (Pre-refunded
                 1/01/28) - AMBAC Insured (IF)

               California, General Obligation Bonds, Series 2000:
         375     5.250%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured                9/10 at 100.00           AAA          398,539
       2,635     5.250%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured                9/10 at 100.00           AAA        2,800,399
         190     5.250%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured                9/10 at 100.00           AAA          202,278

      10,000   California, General Obligation Refunding Bonds, Series 2002,             No Opt. Call           AAA       10,541,400
                 5.000%, 2/01/23 - MBIA Insured

       8,890   California, General Obligation Veterans Welfare Bonds,                12/08 at 101.00           AA-        9,138,742
                 Series 1997BH, 5.400%, 12/01/14 (Alternative Minimum Tax)

       3,000   California, General Obligation Veterans Welfare Bonds, Series          6/07 at 101.00           AAA        3,047,070
                 2001BZ, 5.375%, 12/01/24 - MBIA Insured (Alternative Minimum
                 Tax)

       2,425   Fullerton Public Financing Authority, California, Tax Allocation       9/15 at 100.00           AAA        2,567,711
                 Revenue Bonds, Series 2005, 5.000%, 9/01/27 - AMBAC Insured

       1,990   Kern Community College District, California, General Obligation          No Opt. Call           AAA          868,138
                 Bonds, Series 2006, 0.000%, 11/01/25 - FSA Insured

         625   Los Angeles Department of Water and Power, California, Waterworks      7/16 at 100.00           AAA          668,200
                 Revenue Bonds, Series 2006A-1, 5.000%, 7/01/36 - AMBAC Insured

       7,935   Los Angeles, California, Certificates of Participation,                4/12 at 100.00           AAA        8,414,036
                 Series 2002, 5.300%, 4/01/32 - AMBAC Insured

       7,500   Northern California Power Agency, Revenue Refunding Bonds,             7/08 at 101.00           AAA        7,745,700
                 Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 -
                 MBIA Insured

       2,320   Sacramento Municipal Utility District, California, Electric            8/11 at 100.00           AAA        2,485,300
                 Revenue Bonds, Series 2001P, 5.250%, 8/15/18 - FSA Insured

       1,690   Ventura County Community College District, California, General         8/15 at 100.00           AAA        1,798,870
                 Obligation Bonds, Series 2005B, 5.000%, 8/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      56,625   Total California                                                                                          57,875,267
------------------------------------------------------------------------------------------------------------------------------------


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               COLORADO - 4.2% (2.8% OF TOTAL INVESTMENTS)

$     17,300   Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds,            8/15 at 100.00           AAA    $  18,375,195
                 Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24 -
                 MBIA Insured

         750   Arkansas River Power Authority, Colorado, Power Revenue Bonds,        10/16 at 100.00           AAA          814,898
                 Series 2006, 5.250%, 10/01/32 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,050   Total Colorado                                                                                            19,190,093
------------------------------------------------------------------------------------------------------------------------------------

               FLORIDA - 12.9% (8.7% OF TOTAL INVESTMENTS)

               Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
       2,305     5.250%, 12/01/17 - MBIA Insured                                     12/13 at 100.00           AAA        2,511,528
       1,480     5.250%, 12/01/18 - MBIA Insured                                     12/13 at 100.00           AAA        1,610,684

      11,600   Greater Orlando Aviation Authority, Florida, Airport Facilities       10/12 at 100.00           AAA       12,162,136
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 - FSA Insured
                 (Alternative Minimum Tax)

       6,000   JEA, Florida, Water and Sewerage System Revenue Bonds,                 4/07 at 100.00           AAA        6,040,560
                 Series 2002A, 5.500%, 10/01/41 - MBIA Insured

       8,155   Lee County, Florida, Solid Waste System Revenue Refunding Bonds,      10/11 at 100.00           Aaa        8,767,277
                 Series 2001, 5.625%, 10/01/13 - MBIA Insured (Alternative
                 Minimum Tax)

               Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
               International Airport, Series 2002:
       7,165     5.625%, 10/01/15 - FGIC Insured (Alternative Minimum Tax)           10/12 at 100.00           AAA        7,796,380
       5,600     5.750%, 10/01/16 - FGIC Insured (Alternative Minimum Tax)           10/12 at 100.00           AAA        6,137,824
      10,000     5.125%, 10/01/21 - FGIC Insured (Alternative Minimum Tax)           10/12 at 100.00           AAA       10,506,000
       2,000     5.250%, 10/01/22 - FGIC Insured (Alternative Minimum Tax)           10/12 at 100.00           AAA        2,114,300

       1,000   Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B,         1/13 at 100.00           AAA        1,058,600
                 5.000%, 1/01/25 - FGIC Insured

       1,000   Tallahassee, Florida, Energy System Revenue Bonds, Series 2005,       10/15 at 100.00           AAA        1,061,630
                 5.000%, 10/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      56,305   Total Florida                                                                                             59,766,919
------------------------------------------------------------------------------------------------------------------------------------

               GEORGIA - 2.2% (1.5% OF TOTAL INVESTMENTS)

       6,925   Atlanta and Fulton County Recreation Authority, Georgia,              12/15 at 100.00           AAA        7,369,170
                 Guaranteed Revenue Bonds, Park Improvement, Series 2005A,
                 5.000%, 12/01/30 - MBIA Insured

       1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series          11/14 at 100.00           AAA        1,066,830
                 2004, 5.000%, 11/01/22 - FSA Insured

       1,695   Georgia Housing and Finance Authority, Single Family Mortgage         12/11 at 100.00           AAA        1,758,325
                 Bonds, Series 2002B-2, 5.500%, 6/01/32 (Alternative Minimum
                 Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,620   Total Georgia                                                                                             10,194,325
------------------------------------------------------------------------------------------------------------------------------------

               IDAHO - 1.0% (0.6% OF TOTAL INVESTMENTS)

               Idaho Housing and Finance Association, Grant and Revenue
               Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
       3,000     5.000%, 7/15/23 - MBIA Insured                                       7/16 at 100.00           Aaa        3,230,400
       1,130     5.000%, 7/15/24 - MBIA Insured                                       7/16 at 100.00           Aaa        1,213,970
------------------------------------------------------------------------------------------------------------------------------------
       4,130   Total Idaho                                                                                                4,444,370
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 15.4% (10.4% OF TOTAL INVESTMENTS)

      10,000   Bolingbrook, Illinois, General Obligation Bonds, Series 2002A,         1/12 at 100.00           AAA       10,851,600
                 5.375%, 1/01/38 (Pre-refunded 1/01/12) - FGIC Insured

       1,305   Chicago, Illinois, General Obligation Bonds, Series 2001A,             1/11 at 101.00           AAA        1,401,870
                 5.500%, 1/01/38 - MBIA Insured

               Chicago, Illinois, General Obligation Bonds, Series 2001A:
          50     5.500%, 1/01/38 (Pre-refunded 1/01/11) - MBIA Insured                1/11 at 101.00           AAA           54,185
       3,645     5.500%, 1/01/38 (Pre-refunded 1/01/11) - MBIA Insured                1/11 at 101.00           AAA        3,950,087

      11,765   Chicago, Illinois, Revenue Bonds, Skyway Toll Bridge, Series           1/07 at 102.00           AAA       12,036,772
                 1996, 5.500%, 1/01/23 (Pre-refunded 1/01/07) - MBIA Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ILLINOIS (continued)

               Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
               Bonds, O'Hare International Airport, Series 2001C:
$      4,250     5.500%, 1/01/16 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00           AAA    $   4,539,213
       4,485     5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00           AAA        4,781,279
       4,730     5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00           AAA        5,042,464
       2,930     5.500%, 1/01/19 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00           AAA        3,118,897

       3,600   Chicago, Illinois, Third Lien General Airport Revenue Bonds,           1/16 at 100.00           AAA        3,920,652
                 O'Hare International Airport, Series 2005A, 5.250%, 1/01/24 -
                 MBIA Insured

       3,000   Chicago, Illinois, Third Lien General Airport Revenue Refunding        1/12 at 100.00           AAA        3,249,240
                 Bonds, O'Hare International Airport, Series 2002A, 5.750%,
                 1/01/17 - MBIA Insured (Alternative Minimum Tax)

       4,000   Cicero, Cook County, Illinois, General Obligation Corporate           12/12 at 101.00           AAA        4,254,320
                 Purpose Bonds, Series 2002, 5.000%, 12/01/21 - MBIA Insured

         730   DuPage County Community School District 200, Wheaton, Illinois,       10/13 at 100.00           Aaa          790,597
                 General Obligation Bonds, Series 2003C, 5.250%, 10/01/22 -
                 FSA Insured

         770   DuPage County Community School District 200, Wheaton, Illinois,       10/13 at 100.00           Aaa          845,922
                 General Obligation Bonds, Series 2003C, 5.250%, 10/01/22
                 (Pre-refunded 10/01/13) - FSA Insured

       4,000   Illinois Toll Highway Authority, State Toll Highway Authority          7/16 at 100.00           AAA        4,276,480
                 Revenue Bonds, Series 2006, 5.000%, 1/01/26 - FSA Insured

       5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,            4/12 at 100.00           AAA        5,344,200
                 Series 2002, 5.250%, 4/01/23 - FSA Insured

       2,700   University of Illinois, Certificates of Participation, Utility         8/11 at 100.00           AAA        2,871,504
                 Infrastructure Projects, Series 2001A, 5.000%, 8/15/20
                 (Pre-refunded 8/15/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      66,960   Total Illinois                                                                                            71,329,282
------------------------------------------------------------------------------------------------------------------------------------

               INDIANA - 15.5% (10.4% OF TOTAL INVESTMENTS)

       3,380   Evansville, Indiana, Sewerage Works Revenue Refunding Bonds,           7/13 at 100.00           AAA        3,607,474
                 Series 2003A, 5.000%, 7/01/20 - AMBAC Insured

               Indiana Bond Bank, Special Program Bonds, Hendricks County
               Redevelopment District, Series 2002D:
       2,500     5.375%, 4/01/23 - AMBAC Insured                                      4/12 at 100.00           AAA        2,678,400
       7,075     5.250%, 4/01/26 - AMBAC Insured                                      4/12 at 100.00           AAA        7,529,993
       7,000     5.250%, 4/01/30 - AMBAC Insured                                      4/12 at 100.00           AAA        7,450,170

      10,000   Indiana Health Facility Financing Authority, Hospital Revenue          7/12 at 100.00           AAA       10,524,000
                 Bonds, Marion General Hospital, Series 2002, 5.250%, 7/01/32 -
                 AMBAC Insured

      25,000   Indianapolis Local Public Improvement Bond Bank, Indiana,              7/12 at 100.00           AAA       27,116,249
                 Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded
                 7/01/12) - MBIA Insured

               Northern Wells Community School Building Corporation, Wells
               County, Indiana, First Mortgage Bonds, Series 2001:
         420     5.250%, 1/15/19 - FGIC Insured                                       7/12 at 100.00           AAA          449,505
         430     5.250%, 7/15/19 - FGIC Insured                                       7/12 at 100.00           AAA          460,208
       1,675     5.400%, 7/15/23 - FGIC Insured                                       7/12 at 100.00           AAA        1,802,484

       6,960   Valparaiso Middle School Building Corporation, Indiana, First          1/13 at 100.00           AAA        7,354,423
                 Mortgage Refunding Bonds, Series 2002, 5.000%, 7/15/24 -
                 MBIA Insured

       2,490   Whitley County Middle School Building Corporation, Columbia City,      7/13 at 100.00           AAA        2,658,424
                 Indiana, First Mortgage Bonds, Series 2003, 5.000%, 1/15/18 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      66,930   Total Indiana                                                                                             71,631,330
------------------------------------------------------------------------------------------------------------------------------------

               LOUISIANA - 1.6% (1.1% OF TOTAL INVESTMENTS)

       2,030   Louisiana State, Gas Tax Revenue Bonds, Series 2006, 4.500%,           5/16 at 100.00           AAA        2,014,166
                 5/01/41 (WI/DD, Settling 11/02/06) - FGIC Insured

       2,080   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA        2,031,370
                 Residuals 660-1, 5.850%, 5/01/41 (WI/DD, Settling 11/02/06) -
                 FGIC Insured (IF)

         260   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00           AAA          283,150
                 Residuals 661, 6.597%, 5/01/39 (WI/DD, Settling 11/02/06) -
                 FSA Insured (IF)


                   Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LOUISIANA (continued)

$      3,085   New Orleans, Louisiana, General Obligation Refunding Bonds,            9/12 at 100.00           AAA    $   3,251,837
                 Series 2002, 5.125%, 9/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,455   Total Louisiana                                                                                            7,580,523
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 1.0% (0.7% OF TOTAL INVESTMENTS)

       2,630   Massachusetts College Building Authority, Project Revenue Bonds,       5/16 at 100.00           AAA        2,802,975
                 Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

       1,550   Massachusetts Water Resources Authority, General Revenue Bonds,        8/17 at 100.00           AAA        1,717,137
                 Series 2005A, 5.250%, 8/01/26 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,180   Total Massachusetts                                                                                        4,520,112
------------------------------------------------------------------------------------------------------------------------------------

               MISSOURI - 2.4% (1.6% OF TOTAL INVESTMENTS)

       1,600   St. Louis County Pattonville School District R3, Missouri,             3/14 at 100.00           AAA        1,747,184
                 General Obligation Bonds, Series 2004, 5.250%, 3/01/19 -
                 FSA Insured

       8,735   St. Louis, Missouri, Airport Revenue Bonds, Airport Development        7/11 at 100.00           AAA        9,369,947
                 Program, Series 2001A, 5.250%, 7/01/31 (Pre-refunded 7/01/11)
                 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,335   Total Missouri                                                                                            11,117,131
------------------------------------------------------------------------------------------------------------------------------------

               NEBRASKA - 1.9% (1.3% OF TOTAL INVESTMENTS)

       6,360   Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005,         9/15 at 100.00            AA        6,724,682
                 5.000%, 9/01/32

               Municipal Energy Agency of Nebraska, Power Supply System Revenue
               Bonds, Series 2003A:
       1,000     5.250%, 4/01/20 - FSA Insured                                        4/13 at 100.00           AAA        1,082,140
       1,000     5.250%, 4/01/21 - FSA Insured                                        4/13 at 100.00           AAA        1,078,890
------------------------------------------------------------------------------------------------------------------------------------
       8,360   Total Nebraska                                                                                             8,885,712
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 4.3% (2.9% OF TOTAL INVESTMENTS)

       9,810   Clark County School District, Nevada, General Obligation Bonds,        6/12 at 100.00           AAA       10,511,807
                 Series 2002C, 5.000%, 6/15/21 (Pre-refunded 6/15/12) -
                 MBIA Insured

       8,750   Truckee Meadows Water Authority, Nevada, Water Revenue Bonds,          7/11 at 100.00           AAA        9,386,038
                 Series 2001A, 5.250%, 7/01/34 (Pre-refunded 7/01/11) -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,560   Total Nevada                                                                                              19,897,845
------------------------------------------------------------------------------------------------------------------------------------

               NEW JERSEY - 0.5% (0.4% OF TOTAL INVESTMENTS)

       2,150   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AA-        2,431,521
                 System Bonds, Series 2006A, 5.250%, 12/15/20
------------------------------------------------------------------------------------------------------------------------------------

               NEW YORK - 3.7% (2.5% OF TOTAL INVESTMENTS)

       1,120   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00           AAA        1,192,710
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/23 - FGIC Insured

       3,660   Dormitory Authority of the State of New York, Revenue Bonds,           2/15 at 100.00           AAA        3,903,866
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/23 - AMBAC Insured

       1,500   Metropolitan Transportation Authority, New York, Transportation       11/15 at 100.00           AAA        1,599,330
                 Revenue Bonds, Series 2005B, 5.000%, 11/15/30 - AMBAC Insured

      10,000   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00           AAA       10,544,200
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/30 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      16,280   Total New York                                                                                            17,240,106
------------------------------------------------------------------------------------------------------------------------------------

               NORTH CAROLINA - 0.6% (0.4% OF TOTAL INVESTMENTS)

       2,435   North Carolina Medical Care Commission, FHA-Insured Mortgage          10/13 at 100.00           AAA        2,650,814
                 Revenue Bonds, Betsy Johnson Regional Hospital Project,
                 Series 2003, 5.375%, 10/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               OREGON - 1.8% (1.2% OF TOTAL INVESTMENTS)

               Oregon, General Obligation Veterans Welfare Bonds, Series 82:
$      5,560     5.375%, 12/01/31                                                    12/11 at 100.00           AA-    $   5,742,924
       2,590     5.500%, 12/01/42                                                    12/11 at 100.00           AA-        2,672,699
------------------------------------------------------------------------------------------------------------------------------------
       8,150   Total Oregon                                                                                               8,415,623
------------------------------------------------------------------------------------------------------------------------------------

               PENNSYLVANIA - 3.6% (2.4% OF TOTAL INVESTMENTS)

       4,500   Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds,         No Opt. Call           AAA        4,939,200
                 Pittsburgh International Airport, Series 1997A, 5.750%, 1/01/13
                 - MBIA Insured (Alternative Minimum Tax)

       5,000   Pennsylvania Higher Educational Facilities Authority, Revenue          7/08 at 100.00           AAA        5,162,650
                 Bonds, University of Pennsylvania, Series 1998, 5.500%, 7/15/38
                 (Pre-refunded 7/15/08) - MBIA Insured

       1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,              6/16 at 100.00           AAA        1,127,249
                 Series 2006A, 5.000%, 12/01/26 - AMBAC Insured

       2,000   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue         11/13 at 100.00           AAA        2,159,140
                 Bonds, Series 2003B, 5.250%, 11/15/18 - FSA Insured

       2,000   Reading School District, Berks County, Pennsylvania, General           1/16 at 100.00           AAA        2,172,700
                 Obligation Bonds, Series 2005, 5.000%, 1/15/19 - FSA Insured

       1,000   State Public School Building Authority, Pennsylvania, Lease            6/13 at 100.00           AAA        1,060,910
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      15,550   Total Pennsylvania                                                                                        16,621,849
------------------------------------------------------------------------------------------------------------------------------------

               PUERTO RICO - 0.4% (0.2% OF TOTAL INVESTMENTS)

       1,225   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,              No Opt. Call           AAA        1,400,922
                 8/01/21 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------

               SOUTH CAROLINA - 1.5% (1.0% OF TOTAL INVESTMENTS)

       1,950   Greenville County School District, South Carolina, Installment        12/16 at 100.00           AAA        2,077,920
                 Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 -
                 FSA Insured

               Greenville, South Carolina, Tax Increment Revenue Improvement
               Bonds, Series 2003:
       1,000     5.500%, 4/01/17 - MBIA Insured                                       4/13 at 100.00           AAA        1,101,050
       2,300     5.000%, 4/01/21 - MBIA Insured                                       4/13 at 100.00           AAA        2,455,112

       1,000   Scago Educational Facilities Corporation, South Carolina,             10/15 at 100.00           AAA        1,069,320
                 Spartanburg County School District 5, Series 2005, 5.000%,
                 4/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,250   Total South Carolina                                                                                       6,703,402
------------------------------------------------------------------------------------------------------------------------------------

               TENNESSEE - 9.2% (6.2% OF TOTAL INVESTMENTS)

               Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,
               Series 2004:
       1,495     5.000%, 10/01/19 - FSA Insured                                      10/14 at 100.00           AAA        1,609,936
       1,455     5.000%, 10/01/20 - FSA Insured                                      10/14 at 100.00           AAA        1,563,587
       1,955     5.000%, 10/01/21 - FSA Insured                                      10/14 at 100.00           AAA        2,096,757

      10,000   Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds,     11/12 at 100.00           AAA       10,567,600
                 Memphis Arena, Series 2002A, 5.125%, 11/01/28 - AMBAC Insured

      10,000   Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds,     11/12 at 100.00           AAA       10,567,600
                 Memphis Arena, Series 2002B, 5.125%, 11/01/29 - AMBAC Insured

      15,195   Tennessee State School Bond Authority, Higher Educational              5/12 at 100.00           AAA       16,186,170
                 Facilities Second Program Bonds, Series 2002A, 5.250%, 5/01/32
                 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      40,100   Total Tennessee                                                                                           42,591,650
------------------------------------------------------------------------------------------------------------------------------------

               TEXAS - 27.3% (18.3% OF TOTAL INVESTMENTS)

       3,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/11 at 100.00           AAA        3,798,200
                 Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13
                 - FGIC Insured (Alternative Minimum Tax)

      10,000   Gainesville Hospital District, Texas, Limited Tax General              8/11 at 100.00           Aaa       10,508,200
                 Obligation Bonds, Series 2002, 5.375%, 8/15/32 - MBIA Insured

       1,210   Galveston, Texas, General Obligation Bonds, Series 2001, 5.250%,       5/11 at 100.00           AAA        1,280,410
                 5/01/21 - AMBAC Insured

       2,435   Galveston, Texas, General Obligation Bonds, Series 2001, 5.250%,       5/11 at 100.00           AAA        2,604,208
                 5/01/21 (Pre-refunded 5/01/11) - AMBAC Insured


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TEXAS (continued)

               Harris County Health Facilities Development Corporation, Texas,
               Thermal Utility Revenue Bonds, TECO Project, Series 2003:
$      2,240     5.000%, 11/15/16 - MBIA Insured                                     11/13 at 100.00           AAA    $   2,387,235
       2,355     5.000%, 11/15/17 - MBIA Insured                                     11/13 at 100.00           AAA        2,502,352

      13,000   Houston Area Water Corporation, Texas, Contract Revenue Bonds,         3/12 at 100.00           AAA       13,695,500
                 Northeast Water Purification Plant, Series 2002, 5.125%,
                 3/01/32 - FGIC Insured

       2,500   Houston Higher Education Finance Corporation, Texas, Revenue          11/09 at 101.00           AAA        2,652,400
                 Bonds, Rice University, Series 1999A, 5.375%, 11/15/29
                 (Pre-refunded 11/15/09)

       1,000   Houston, Texas, First Lien Combined Utility System Revenue Bonds,      5/14 at 100.00           AAA        1,086,750
                 Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       4,345   San Antonio, Texas, Water System Senior Lien Revenue Refunding         5/12 at 100.00           AAA        4,734,529
                 Bonds, Series 2002, 5.500%, 5/15/17 - FSA Insured

       5,970   Texas Department of Housing and Community Affairs, Residential         7/11 at 100.00           AAA        6,186,651
                 Mortgage Revenue Bonds, Series 2001A, 5.350%, 7/01/33
                 (Alternative Minimum Tax)

       8,635   Texas Department of Housing and Community Affairs, Single Family       3/12 at 100.00           AAA        8,965,116
                 Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 - MBIA Insured
                 (Alternative Minimum Tax)

               Texas Public Finance Authority, Revenue Bonds, Texas Southern
               University Financing System, Series 2002:
       3,520     5.125%, 11/01/20 - MBIA Insured                                      5/12 at 100.00           Aaa        3,752,214
       3,520     5.125%, 11/01/21 - MBIA Insured                                      5/12 at 100.00           Aaa        3,752,214

               Texas Student Housing Authority, Revenue Bonds, Austin Project,
               Senior Series 2001A:
       9,400     5.375%, 1/01/23 - MBIA Insured                                       1/12 at 102.00           Aaa       10,205,862
      11,665     5.500%, 1/01/33 - MBIA Insured                                       1/12 at 102.00           Aaa       12,761,393

       5,000   Texas Water Development Board, Senior Lien State Revolving Fund        1/10 at 100.00           AAA        5,234,250
                 Revenue Bonds, Series 1999B, 5.250%, 7/15/17

       9,145   Texas, General Obligation Bonds, Veterans Housing Assistance           6/12 at 100.00           Aa1        9,632,154
                 Program Fund II, Series 2002A-1, 5.250%, 12/01/22
                 (Alternative Minimum Tax)

               Williamson County, Texas, General Obligation Bonds, Series 2002:
       3,500     5.200%, 2/15/21 (Pre-refunded 2/15/12) - FSA Insured                 2/12 at 100.00           AAA        3,769,920
       3,000     5.250%, 2/15/22 (Pre-refunded 2/15/12) - FSA Insured                 2/12 at 100.00           AAA        3,238,530
       7,340     5.250%, 2/15/23 (Pre-refunded 2/15/12) - FSA Insured                 2/12 at 100.00           AAA        7,923,603
       5,000     5.250%, 2/15/25 (Pre-refunded 2/15/12) - FSA Insured                 2/12 at 100.00           AAA        5,397,550
------------------------------------------------------------------------------------------------------------------------------------
     118,280   Total Texas                                                                                              126,069,241
------------------------------------------------------------------------------------------------------------------------------------

               WASHINGTON - 13.6% (9.1% OF TOTAL INVESTMENTS)

       6,600   Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/12 at 100.00           AAA        7,105,956
                 Columbia Generating Station -  Nuclear Project 2, Series 2002B,
                 5.350%, 7/01/18 - FSA Insured

       7,675   Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/12 at 100.00           AAA        8,334,129
                 Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 - MBIA Insured

       2,500   Port of Seattle, Washington, Revenue Refunding Bonds, Series          11/12 at 100.00           AAA        2,743,200
                 2002D, 5.750%, 11/01/15 - FGIC Insured (Alternative
                 Minimum Tax)

       2,200   Snohomish County School District 2, Everett, Washington, General      12/13 at 100.00           AAA        2,360,424
                 Obligation Bonds, Series 2003B, 5.000%, 6/01/17 - FSA Insured

       3,255   Thurston and Pierce Counties School District, Washington, General      6/13 at 100.00           Aaa        3,551,270
                 Obligation Bonds, Yelm Community Schools, Series 2003, 5.250%,
                 12/01/16 - FSA Insured

               Washington State Economic Development Finance Authority,
               Wastewater Revenue Bonds, LOTT Project, Series 2002:
       2,000     5.500%, 6/01/17 - AMBAC Insured                                      6/12 at 100.00           Aaa        2,181,620
       4,325     5.125%, 6/01/22 - AMBAC Insured                                      6/12 at 100.00           Aaa        4,597,302

      10,000   Washington State Healthcare Facilities Authority, Revenue Bonds,      10/11 at 100.00           Aaa       10,683,600
                 Children's Hospital and Regional Medical Center, Series 2001,
                 5.125%, 10/01/31 (Pre-refunded 10/01/11) - AMBAC Insured

      15,000   Washington State Healthcare Facilities Authority, Revenue Bonds,       8/13 at 102.00           AAA       15,788,850
                 Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 -
                 AMBAC Insured



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WASHINGTON (continued)

$      5,170   Whitman County School District 267, Pullman, Washington, General       6/12 at 100.00           Aaa    $   5,485,990
                 Obligation Bonds, Series 2002, 5.000%, 12/01/20 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      58,725   Total Washington                                                                                          62,832,341
------------------------------------------------------------------------------------------------------------------------------------

               WISCONSIN - 2.8% (1.9% OF TOTAL INVESTMENTS)

      11,950   Wisconsin, Transportation Revenue Refunding Bonds, Series 2002-1,      7/12 at 100.00           AAA       12,778,016
                 5.125%, 7/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$    646,960   Total Investments (cost $643,773,825) - 148.7%                                                           687,163,098
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.7%                                                                       7,873,722
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (50.4)%                                                        (233,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 462,036,820
               =====================================================================================================================


        At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

WI/DD   Purchased on a when-issued or delayed delivery basis.

 (IF)   Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)

             Portfolio of
                     INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               ALABAMA - 8.3% (5.5% OF TOTAL INVESTMENTS)

$      5,655   Colbert County-Northwest Health Care Authority, Alabama, Revenue       6/13 at 101.00          Baa3    $   5,939,729
                 Bonds, Helen Keller Hospital, Series 2003, 5.750%, 6/01/27

       3,100   Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series        5/12 at 102.00           AAA        3,386,378
                 1998A, 5.400%, 6/01/22 - MBIA Insured

       6,280   Jefferson County, Alabama, Sewer Revenue Capital Improvement           8/12 at 100.00           AAA        6,737,686
                 Warrants, Series 2002D, 5.000%, 2/01/32 (Pre-refunded 8/01/12)
                 - FGIC Insured

       1,750   Montgomery, Alabama, General Obligation Warrants, Series 2003,         5/12 at 101.00           AAA        1,869,105
                 5.000%, 5/01/21 - AMBAC Insured

       4,500   Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%,       7/13 at 100.00           Aaa        4,896,135
                 7/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      21,285   Total Alabama                                                                                             22,829,033
------------------------------------------------------------------------------------------------------------------------------------

               ARIZONA - 3.8% (2.5% OF TOTAL INVESTMENTS)

      10,000   Maricopa County Pollution Control Corporation, Arizona, Revenue       11/12 at 100.00           AAA       10,437,500
                 Bonds, Arizona Public Service Company - Palo Verde Project,
                 Series 2002A, 5.050%, 5/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               CALIFORNIA - 28.9% (19.2% OF TOTAL INVESTMENTS)

      26,300   California State Public Works Board, Lease Revenue Bonds,             12/12 at 100.00           AAA       27,497,175
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

       7,500   California, General Obligation Bonds, Series 2004, 5.000%,             4/14 at 100.00           AAA        7,890,900
                 4/01/31 - AMBAC Insured

      13,500   California, General Obligation Refunding Bonds, Series 2002,           4/12 at 100.00           AAA       14,388,435
                 5.250%, 4/01/30 - XLCA Insured

       2,910   Cathedral City Public Financing Authority, California, Tax             8/12 at 102.00           AAA        3,071,330
                 Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%,
                 8/01/26 - MBIA Insured

       2,500   Irvine Public Facilities and Infrastructure Authority,                 3/07 at 103.00           AAA        2,581,125
                 California, Assessment Revenue Bonds, Series 2003C, 5.000%,
                 9/02/23 - AMBAC Insured

       4,000   Montara Sanitation District, California, General Obligation            8/11 at 101.00           AAA        4,184,040
                 Bonds, Series 2003, 5.000%, 8/01/28 - FGIC Insured

               Plumas County, California, Certificates of Participation, Capital
               Improvement Program, Series 2003A:
       1,130     5.250%, 6/01/19 - AMBAC Insured                                      6/13 at 101.00           AAA        1,230,050
       1,255     5.250%, 6/01/21 - AMBAC Insured                                      6/13 at 101.00           AAA        1,360,320

       1,210   Redding Joint Powers Financing Authority, California, Lease            3/13 at 100.00           AAA        1,263,107
                 Revenue Bonds, Capital Improvement Projects, Series 2003A,
                 5.000%, 3/01/23 - AMBAC Insured

       3,750   Sacramento Municipal Utility District, California, Electric            8/13 at 100.00           AAA        3,949,163
                 Revenue Bonds, Series 2003R, 5.000%, 8/15/28 - MBIA Insured

       1,500   San Diego Community College District, California, General              5/13 at 100.00           AAA        1,575,045
                 Obligation Bonds, Series 2003A, 5.000%, 5/01/28 - FSA Insured

       3,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/10 at 101.00           AAA        3,101,400
                 Merged Area Redevelopment Project, Series 2002, 5.000%, 8/01/32
                 - MBIA Insured

       1,055   Turlock Irrigation District, California, Certificates of               1/13 at 100.00           AAA        1,103,003
                 Participation, Series 2003A, 5.000%, 1/01/28 - MBIA Insured

       6,300   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00           AAA        6,605,676
                 Series 2003A, 5.000%, 5/15/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      75,910   Total California                                                                                          79,800,769
------------------------------------------------------------------------------------------------------------------------------------

               COLORADO - 3.8% (2.5% OF TOTAL INVESTMENTS)

               Bowles Metropolitan District, Colorado, General Obligation Bonds,
               Series 2003:
       4,300     5.500%, 12/01/23 - FSA Insured                                      12/13 at 100.00           AAA        4,747,286
       3,750     5.500%, 12/01/28 - FSA Insured                                      12/13 at 100.00           AAA        4,122,975



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               COLORADO (continued)

$      1,450   Colorado Educational and Cultural Facilities Authority, Charter        8/14 at 100.00           AAA    $   1,562,636
                 School Revenue Bonds, Peak-to-Peak Charter School, Series 2004,
                 5.250%, 8/15/24 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,500   Total Colorado                                                                                            10,432,897
------------------------------------------------------------------------------------------------------------------------------------

               FLORIDA - 1.2% (0.8% OF TOTAL INVESTMENTS)

       3,000   Pinellas County Health Facilities Authority, Florida, Revenue          5/13 at 100.00       Aa3 (4)        3,305,550
                 Bonds, Baycare Health System, Series 2003, 5.500%, 11/15/27
                 (Pre-refunded 5/15/13)
------------------------------------------------------------------------------------------------------------------------------------

               GEORGIA - 2.0% (1.3% OF TOTAL INVESTMENTS)

       1,410   DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series         10/16 at 100.00           AAA        1,504,794
                 2006A, 5.000%, 10/01/35 - FSA Insured

       3,825   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax       1/13 at 100.00           AAA        4,001,141
                 Revenue Bonds, Second Indenture Series 2002, 5.000%, 7/01/32 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,235   Total Georgia                                                                                              5,505,935
------------------------------------------------------------------------------------------------------------------------------------

               ILLINOIS - 3.7% (2.5% OF TOTAL INVESTMENTS)

         905   Cook County School District 100, Berwyn South, Illinois, General      12/13 at 100.00           Aaa          995,699
                 Obligation Refunding Bonds, Series 2003B, 5.250%, 12/01/21
                 (Pre-refunded 12/01/13) - FSA Insured

               Cook County School District 145, Arbor Park, Illinois, General
               Obligation Bonds, Series 2004:
       3,285     5.125%, 12/01/20 - FSA Insured                                      12/14 at 100.00           Aaa        3,546,716
       2,940     5.125%, 12/01/23 - FSA Insured                                      12/14 at 100.00           Aaa        3,153,209

       2,500   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest       7/13 at 100.00            A-        2,615,600
                 Hospital, Series 2003, 5.250%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
       9,630   Total Illinois                                                                                            10,311,224
------------------------------------------------------------------------------------------------------------------------------------

               INDIANA - 8.8% (5.8% OF TOTAL INVESTMENTS)

       2,500   Evansville, Indiana, Sewerage Works Revenue Refunding Bonds,           7/13 at 100.00           AAA        2,650,900
                 Series 2003A, 5.000%, 7/01/23 - AMBAC Insured

       2,190   Indiana Bond Bank, Advance Purchase Funding Bonds, Common School       8/13 at 100.00           AAA        2,327,488
                 Fund, Series 2003B, 5.000%, 8/01/19 - MBIA Insured

       1,000   Indiana University, Student Fee Revenue Bonds, Series 2003O,           8/13 at 100.00           AAA        1,062,230
                 5.000%, 8/01/22 - FGIC Insured

               IPS Multi-School Building Corporation, Indiana, First Mortgage
               Revenue Bonds, Series 2003:
      11,020     5.000%, 7/15/19 - MBIA Insured                                       7/13 at 100.00           AAA       11,765,393
       6,000     5.000%, 7/15/20 - MBIA Insured                                       7/13 at 100.00           AAA        6,405,840
------------------------------------------------------------------------------------------------------------------------------------
      22,710   Total Indiana                                                                                             24,211,851
------------------------------------------------------------------------------------------------------------------------------------

               KANSAS - 2.4% (1.6% OF TOTAL INVESTMENTS)

       6,250   Kansas Development Finance Authority, Board of Regents, Revenue        4/13 at 102.00           AAA        6,699,250
                 Bonds, Scientific Research and Development Facilities Projects,
                 Series 2003C, 5.000%, 10/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               KENTUCKY - 0.3% (0.3% OF TOTAL INVESTMENTS)

         985   Kentucky State Property and Buildings Commission, Revenue              8/13 at 100.00           AAA        1,065,829
                 Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23
                 (Pre-refunded 8/01/13) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               LOUISIANA - 2.2% (1.5% OF TOTAL INVESTMENTS)

       5,785   New Orleans, Louisiana, General Obligation Refunding Bonds,           12/12 at 100.00           AAA        6,151,711
                 Series 2002, 5.300%, 12/01/27 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

               MASSACHUSETTS - 5.0% (3.3% OF TOTAL INVESTMENTS)

       9,000   Massachusetts Bay Transportation Authority, Senior Sales Tax           7/12 at 100.00           AAA        9,647,370
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                 (Pre-refunded 7/01/12) - FGIC Insured

       1,125   Massachusetts Development Finance Authority, Revenue Bonds,            9/13 at 100.00            A1        1,187,910
                 Middlesex School, Series 2003, 5.125%, 9/01/23


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MASSACHUSETTS (continued)

$      3,000   Massachusetts Turnpike Authority, Metropolitan Highway System          1/07 at 102.00           AAA    $   3,065,010
                 Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,125   Total Massachusetts                                                                                       13,900,290
------------------------------------------------------------------------------------------------------------------------------------

               MICHIGAN - 11.6% (7.7% OF TOTAL INVESTMENTS)

       6,130   Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,      7/13 at 100.00           AAA        6,628,676
                 Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13) -
                 MBIA Insured

       4,465   Detroit, Michigan, Senior Lien Water Supply System Revenue             7/13 at 100.00           AAA        4,745,268
                 Refunding Bonds, Series 2003C, 5.000%, 7/01/22 - MBIA Insured

      10,800   Michigan Strategic Fund, Limited Obligation Resource Recovery         12/12 at 100.00           AAA       11,421,000
                 Revenue Refunding Bonds, Detroit Edison Company, Series 2002D,
                 5.250%, 12/15/32 - XLCA Insured

       2,250   Romulus Community Schools, Wayne County, Michigan, General             5/11 at 100.00            AA        2,379,015
                 Obligation Refunding Bonds, Series 2001, 5.250%, 5/01/25

       6,500   Wayne County, Michigan, Limited Tax General Obligation Airport        12/11 at 101.00           AAA        6,803,030
                 Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                 Series 2001A, 5.000%, 12/01/30 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      30,145   Total Michigan                                                                                            31,976,989
------------------------------------------------------------------------------------------------------------------------------------

               MISSOURI - 1.1% (0.7% OF TOTAL INVESTMENTS)

         240   Clay County Public School District 53, Liberty, Missouri, General      3/14 at 100.00           AAA          261,437
                 Obligation Bonds, Series 2004, 5.250%, 3/01/24 - FSA Insured

         215   Clay County Public School District 53, Liberty, Missouri, General      3/14 at 100.00           AAA          234,204
                 Obligation Bonds, Series 2004, 5.250%, 3/01/23 - FSA Insured

               Clay County Public School District 53, Liberty, Missouri,
               General Obligation Bonds, Series 2004:
       1,110     5.250%, 3/01/23 (Pre-refunded 3/01/14) - FSA Insured                 3/14 at 100.00           AAA        1,222,931
       1,260     5.250%, 3/01/24 (Pre-refunded 3/01/14) - FSA Insured                 3/14 at 100.00           AAA        1,388,192
------------------------------------------------------------------------------------------------------------------------------------
       2,825   Total Missouri                                                                                             3,106,764
------------------------------------------------------------------------------------------------------------------------------------

               NEBRASKA - 1.9% (1.3% OF TOTAL INVESTMENTS)

       5,000   Lincoln, Nebraska, Sanitary Sewerage System Revenue Refunding          6/13 at 100.00           AAA        5,256,950
                 Bonds, Series 2003, 5.000%, 6/15/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               NEVADA - 0.9% (0.6% OF TOTAL INVESTMENTS)

       2,315   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,          7/11 at 100.00           AAA        2,478,346
                 Series 2001B, 5.200%, 7/01/31 (Pre-refunded 7/01/11) -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

               NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

       1,975   New Mexico State University, Revenue Bonds, Series 2004, 5.000%,       4/14 at 100.00           AAA        2,115,403
                 4/01/19 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               NEW YORK - 10.2% (6.8% OF TOTAL INVESTMENTS)

      25,000   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00           AAA       26,158,500
                 Revenue Refunding Bonds, Series 2002F, 5.000%, 11/15/31 -
                 MBIA Insured

       1,850   New York State Urban Development Corporation, Service Contract         3/15 at 100.00           AAA        1,971,619
                 Revenue Bonds, Series 2005B, 5.000%, 3/15/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      26,850   Total New York                                                                                            28,130,119
------------------------------------------------------------------------------------------------------------------------------------

               NORTH CAROLINA - 3.4% (2.2% OF TOTAL INVESTMENTS)

       8,700   North Carolina Medical Care Commission, Revenue Bonds, Maria          10/13 at 100.00            AA        9,272,895
                 Parham Medical Center, Series 2003, 5.375%, 10/01/33 - RAAI
                 Insured
------------------------------------------------------------------------------------------------------------------------------------

               OKLAHOMA - 0.3% (0.3% OF TOTAL INVESTMENTS)

       1,000   Oklahoma Capitol Improvement Authority, State Facilities Revenue       7/15 at 100.00           AAA        1,068,420
                 Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               OREGON - 3.2% (2.1% OF TOTAL INVESTMENTS)

       8,350   Oregon Health Sciences University, Revenue Bonds, Series 2002A,        1/13 at 100.00           AAA        8,743,786
                 5.000%, 7/01/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               PENNSYLVANIA - 8.7% (5.8% OF TOTAL INVESTMENTS)

$      3,000   Lehigh County General Purpose Authority, Pennsylvania, Hospital        8/13 at 100.00          Baa1    $   3,163,560
                 Revenue Bonds, St. Luke's Hospital of Bethlehem, Series 2003,
                 5.375%, 8/15/33

       2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           8/13 at 100.00           AAA        2,094,860
                 Ordinance, Fourth Series 1998, 5.000%, 8/01/32 - FSA Insured

         925   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,        8/07 at 102.00           AAA          952,399
                 Series 1997A, 5.125%, 8/01/27 - AMBAC Insured (ETM)

       4,075   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,        8/07 at 102.00           AAA        4,192,604
                 Series 1997A, 5.125%, 8/01/27 - AMBAC Insured

      13,000   State Public School Building Authority, Pennsylvania, Lease            6/13 at 100.00           AAA       13,634,270
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/33 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      23,000   Total Pennsylvania                                                                                        24,037,693
------------------------------------------------------------------------------------------------------------------------------------

               SOUTH CAROLINA - 7.3% (4.9% OF TOTAL INVESTMENTS)

       5,000   Florence County, South Carolina, Hospital Revenue Bonds, McLeod       11/14 at 100.00           AAA        5,401,200
                 Regional Medical Center, Series 2004A, 5.250%, 11/01/23 -
                 FSA Insured

               Greenville County School District, South Carolina, Installment
               Purchase Revenue Bonds, Series 2003:
       3,000     5.000%, 12/01/22                                                    12/13 at 100.00           AA-        3,159,720
       1,785     5.000%, 12/01/23                                                    12/13 at 100.00           AA-        1,875,553

       1,365   Myrtle Beach, South Carolina, Water and Sewerage System Revenue        3/13 at 100.00           AAA        1,500,886
                 Refunding Bonds, Series 2003, 5.375%, 3/01/19 (Pre-refunded
                 3/01/13) - FGIC Insured

       8,000   South Carolina Transportation Infrastructure Bank, Revenue Bonds,     10/12 at 100.00           Aaa        8,342,560
                 Series 2002A, 5.000%, 10/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      19,150   Total South Carolina                                                                                      20,279,919
------------------------------------------------------------------------------------------------------------------------------------

               TEXAS - 12.9% (8.6% OF TOTAL INVESTMENTS)

       7,975   Fort Bend Independent School District, Fort Bend County, Texas,        8/10 at 100.00           AAA        8,279,645
                 General Obligation Bonds, Series 2000, 5.000%, 8/15/25

      12,500   Grand Prairie Independent School District, Dallas County, Texas,       2/13 at 100.00           AAA       13,131,000
                 General Obligation Bonds, Series 2003, 5.125%, 2/15/31 - FSA
                 Insured

       2,000   Houston, Texas, First Lien Combined Utility System Revenue Bonds,      5/14 at 100.00           AAA        2,173,500
                 Series 2004A, 5.250%, 5/15/25 - MBIA Insured

       5,515   Houston, Texas, General Obligation Refunding Bonds, Series 2002,       3/12 at 100.00           AAA        5,907,117
                 5.250%, 3/01/20 - MBIA Insured

       5,850   Katy Independent School District, Harris, Fort Bend and Waller         2/12 at 100.00           AAA        6,219,311
                 Counties, Texas, General Obligation Bonds, Series 2002A,
                 5.125%, 2/15/18
------------------------------------------------------------------------------------------------------------------------------------
      33,840   Total Texas                                                                                               35,710,573
------------------------------------------------------------------------------------------------------------------------------------

               VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

       1,500   Hampton, Virginia, Revenue Bonds, Convention Center Project,           1/13 at 100.00           AAA        1,582,380
                 Series 2002, 5.125%, 1/15/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               WASHINGTON - 9.1% (6.1% OF TOTAL INVESTMENTS)

       4,945   Broadway Office Properties, King County, Washington, Lease            12/12 at 100.00           AAA        5,148,536
                 Revenue Bonds, Washington Project, Series 2002, 5.000%,
                 12/01/31 - MBIA Insured

       5,250   Chelan County Public Utility District 1, Washington, Hydro             7/12 at 100.00           AAA        5,483,730
                 Consolidated System Revenue Bonds, Series 2002C, 5.125%,
                 7/01/33 - AMBAC Insured

       2,135   Kitsap County Consolidated Housing Authority, Washington, Revenue      7/13 at 100.00           Aaa        2,244,077
                 Bonds, Bremerton Government Center, Series 2003, 5.000%,
                 7/01/23 - MBIA Insured

       1,935   Pierce County School District 343, Dieringer, Washington, General      6/13 at 100.00           Aaa        2,098,759
                 Obligation Refunding Bonds, Series 2003, 5.250%, 12/01/17 -
                 FGIC Insured

       9,670   Washington State, General Obligation Bonds, Series 2003D, 5.000%,      6/13 at 100.00           AAA       10,247,492
                 12/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      23,935   Total Washington                                                                                          25,222,594
------------------------------------------------------------------------------------------------------------------------------------


                    Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WEST VIRGINIA - 1.2% (0.8% OF TOTAL INVESTMENTS)

$      3,000   West Virginia State Building Commission, Lease Revenue Refunding       No Opt. Call             AAA    $   3,427,230
                 Bonds, Regional Jail and Corrections Facility, Series 1998A,
                 5.375%, 7/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               WISCONSIN - 6.7% (4.4% OF TOTAL INVESTMENTS)

       1,190   Sun Prairie Area School District, Dane County, Wisconsin, General      3/14 at 100.00           Aaa        1,293,911
                 Obligation Bonds, Series 2004C, 5.250%, 3/01/24 - FSA Insured

       4,605   Wisconsin Health and Educational Facilities Authority, Revenue         9/13 at 100.00            A-        4,993,340
                 Bonds, Franciscan Sisters of Christian Charity Healthcare
                 Ministry, Series 2003A, 5.875%, 9/01/33

       3,000   Wisconsin Health and Educational Facilities Authority, Revenue           No Opt. Call           AAA        3,491,460
                 Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 -
                 FGIC Insured

       3,600   Wisconsin Health and Educational Facilities Authority, Revenue         8/13 at 100.00            A-        3,735,468
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%,
                 8/15/33

       4,750   Wisconsin Health and Educational Facilities Authority, Revenue         8/08 at 102.00           AAA        4,941,758
                 Refunding Bonds, Wausau Hospital Inc., Series 1998A, 5.125%,
                 8/15/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      17,145   Total Wisconsin                                                                                           18,455,937
------------------------------------------------------------------------------------------------------------------------------------
$    392,145   Total Investments (cost $392,947,524) - 150.3%                                                           415,517,837
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.8%                                                                       4,988,140
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (52.1)%                                                        (144,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 276,505,977
               =====================================================================================================================


        At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(ETM)   Escrowed to maturity.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                Statement of
                      ASSETS AND LIABILITIES October 31, 2006


                                                               INSURED            INSURED            PREMIER
                                                               QUALITY        OPPORTUNITY     INSURED INCOME
                                                                 (NQI)              (NIO)              (NIF)
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $832,776,418,
   $1,786,083,730, $422,929,142,
   $753,729,995, $643,773,825 and
   $392,947,524, respectively)                         $   887,487,826    $ 1,912,654,851    $   452,532,052
Cash                                                         6,868,159          2,987,045                 --
Receivables:
   Interest                                                 12,389,343         29,498,809          7,461,524
   Investments sold                                         23,200,090         46,681,207          1,234,254
Other assets                                                    85,299            150,080             48,206
-------------------------------------------------------------------------------------------------------------
      Total assets                                         930,030,717      1,991,971,992        461,276,036
-------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                                      --                 --            876,425
Payable for investments purchased                           21,326,727         47,134,132                 --
Accrued expenses:
   Management fees                                             467,789            980,925            241,253
   Other                                                       190,376            393,480            101,524
Preferred share dividends payable                              117,749            291,721             55,798
-------------------------------------------------------------------------------------------------------------
      Total liabilities                                     22,102,641         48,800,258          1,275,000
-------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     318,000,000        680,000,000        161,000,000
-------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                                       $   589,928,076    $ 1,263,171,734    $   299,001,036
=============================================================================================================
Common shares outstanding                                   38,295,278         81,138,036         19,419,608
=============================================================================================================
Net asset value per Common share
   outstanding (net assets applicable to
   Common shares, divided by Common
   shares outstanding)                                 $         15.40    $         15.57    $         15.40
=============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                                           $       382,953    $       811,380    $       194,196
Paid-in surplus                                            534,535,198      1,128,874,275        269,465,714
Undistributed (Over-distribution of)
   net investment income                                     1,459,534          4,886,834            (97,094)
Accumulated net realized gain (loss)
   from investments and
   derivative transactions                                  (1,161,017)         2,028,124           (164,690)
Net unrealized appreciation
   (depreciation) of investments                            54,711,408        126,571,121         29,602,910
-------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                                       $   589,928,076    $ 1,263,171,734    $   299,001,036
=============================================================================================================
Authorized shares:
   Common                                                  200,000,000        200,000,000        200,000,000
   Preferred                                                 1,000,000          1,000,000          1,000,000
=============================================================================================================

                                                                                  INSURED            INSURED
                                                               INSURED           DIVIDEND           TAX-FREE
                                                      PREMIUM INCOME 2          ADVANTAGE          ADVANTAGE
                                                                 (NPX)              (NVG)              (NEA)
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $832,776,418,
   $1,786,083,730, $422,929,142,
   $753,729,995, $643,773,825 and
   $392,947,524, respectively)                         $   791,297,399    $   687,163,098    $   415,517,837
Cash                                                         3,219,135          2,606,591                 --
Receivables:
   Interest                                                 13,732,856          9,704,955          6,352,739
   Investments sold                                         24,038,789          6,974,848                 --
Other assets                                                    65,383             40,288             19,668
-------------------------------------------------------------------------------------------------------------
      Total assets                                         832,353,562        706,489,780        421,890,244
-------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                                      --                 --          1,121,965
Payable for investments purchased                           33,689,805         11,061,979                 --
Accrued expenses:
   Management fees                                             412,117            184,313            107,116
   Other                                                       262,833            112,824             71,559
Preferred share dividends payable                              104,844             93,844             83,627
-------------------------------------------------------------------------------------------------------------
      Total liabilities                                     34,469,599         11,452,960          1,384,267
-------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     268,900,000        233,000,000        144,000,000
-------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                                       $   528,983,963    $   462,036,820    $   276,505,977
=============================================================================================================
Common shares outstanding                                   37,353,512         29,807,822         18,515,282
=============================================================================================================
Net asset value per Common share
   outstanding (net assets applicable to
   Common shares, divided by Common
   shares outstanding)                                 $         14.16    $         15.50    $         14.93
=============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                                           $       373,535    $       298,078    $       185,153
Paid-in surplus                                            491,941,518        423,484,088        261,528,621
Undistributed (Over-distribution of)
   net investment income                                        86,758           (273,743)          (315,778)
Accumulated net realized gain (loss)
   from investments and
   derivative transactions                                    (985,252)        (4,860,876)        (7,462,332)
Net unrealized appreciation
   (depreciation) of investments                            37,567,404         43,389,273         22,570,313
-------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                                       $   528,983,963    $   462,036,820    $   276,505,977
=============================================================================================================
Authorized shares:
   Common                                                    Unlimited          Unlimited          Unlimited
   Preferred                                                 Unlimited          Unlimited          Unlimited
=============================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                Statement of
                      OPERATIONS Year Ended October 31, 2006


                                                               INSURED            INSURED            PREMIER
                                                               QUALITY        OPPORTUNITY     INSURED INCOME
                                                                 (NQI)              (NIO)              (NIF)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                      $    44,710,515    $    94,025,460    $    22,577,285
-------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                              5,512,363         11,560,935          2,843,056
Preferred shares - auction fees                                795,381          1,700,880            402,631
Preferred shares - dividend disbursing
   agent fees                                                   50,000             70,000             30,000
Shareholders' servicing agent fees
   and expenses                                                 89,770            147,734             38,197
Custodian's fees and expenses                                  220,966            462,352            100,834
Directors'/Trustees' fees and expenses                          20,030             42,814              9,672
Professional fees                                               41,439             78,142             27,366
Shareholders' reports - printing and
   mailing expenses                                             84,376            169,305             45,435
Stock exchange listing fees                                     14,821             29,977              9,965
Investor relations expense                                      86,989            181,019             45,652
Portfolio insurance expense                                         --             28,903                 --
Other expenses                                                  56,074             81,839             31,689
-------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
      and expense reimbursement                              6,972,209         14,553,900          3,584,497
   Custodian fee credit                                        (18,796)           (28,725)           (17,786)
   Expense reimbursement                                            --                 --                 --
-------------------------------------------------------------------------------------------------------------
Net expenses                                                 6,953,413         14,525,175          3,566,711
-------------------------------------------------------------------------------------------------------------
Net investment income                                       37,757,102         79,500,285         19,010,574
-------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                   (1,191,796)         1,907,145           (164,691)
Net realized gain (loss) from forward swaps                         --                 --                 --
Net increase from payments by the Adviser
   for losses realized on the disposal of
   investments purchased in violation of
   investment restrictions                                      27,762             42,338                 --
Change in net unrealized appreciation
   (depreciation) of investments                            10,625,581         25,620,352          4,920,062
Change in net unrealized appreciation
   (depreciation) of forward swaps                                  --                 --                 --
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                      9,461,547         27,569,835          4,755,371
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                  (9,396,258)       (19,724,590)        (4,829,477)
From accumulated net realized gains                           (565,042)        (2,314,744)          (363,000)
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders                                (9,961,300)       (22,039,334)        (5,192,477)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                     $    37,257,349    $    85,030,786    $    18,573,468
=============================================================================================================

                                                                                  INSURED            INSURED
                                                               INSURED           DIVIDEND           TAX-FREE
                                                      PREMIUM INCOME 2          ADVANTAGE          ADVANTAGE
                                                                 (NPX)              (NVG)              (NEA)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                      $    38,022,632    $    33,211,012    $    19,822,942
-------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                              4,851,178          4,242,846          2,593,376
Preferred shares - auction fees                                672,572            582,859            360,222
Preferred shares - dividend disbursing
   agent fees                                                   50,000             30,000             20,000
Shareholders' servicing agent fees
   and expenses                                                 52,067              9,025              5,219
Custodian's fees and expenses                                  169,020            159,547             94,846
Directors'/Trustees' fees and expenses                          17,430             15,304              9,059
Professional fees                                               33,534             35,151             24,862
Shareholders' reports - printing and
   mailing expenses                                             77,206             63,798             38,731
Stock exchange listing fees                                     13,808              2,536              1,575
Investor relations expense                                      75,275             67,131             41,252
Portfolio insurance expense                                         --                 --                 --
Other expenses                                                  31,587             34,363             25,577
-------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
      and expense reimbursement                              6,043,677          5,242,560          3,214,719
   Custodian fee credit                                        (12,509)           (11,548)            (2,937)
   Expense reimbursement                                            --         (2,063,912)        (1,328,639)
-------------------------------------------------------------------------------------------------------------
Net expenses                                                 6,031,168          3,167,100          1,883,143
-------------------------------------------------------------------------------------------------------------
Net investment income                                       31,991,464         30,043,912         17,939,799
-------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                      287,636         (1,161,908)            70,087
Net realized gain (loss) from forward swaps                         --                 --          1,283,477
Net increase from payments by the Adviser
   for losses realized on the disposal of
   investments purchased in violation of
   investment restrictions                                          --                 --                 --
Change in net unrealized appreciation
   (depreciation) of investments                            10,227,465         11,104,043          7,086,220
Change in net unrealized appreciation
   (depreciation) of forward swaps                                  --                 --         (1,430,007)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     10,515,101          9,942,135          7,009,777
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                  (8,461,641)        (7,450,053)        (4,393,243)
From accumulated net realized gains                                 --                 --                 --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders                                (8,461,641)        (7,450,053)        (4,393,243)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                     $    34,044,924    $    32,535,994    $    20,556,333
=============================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                Statement of
                      CHANGES IN NET ASSETS


                                                                                INSURED QUALITY (NQI)
                                                                          -----------------------------------
                                                                                     YEAR               YEAR
                                                                                    ENDED              ENDED
                                                                                 10/31/06           10/31/05
-------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     $    37,757,102    $    39,418,327
Net realized gain (loss) from investments                                      (1,191,796)         3,528,017
Net realized gain (loss) from forward swaps                                            --                 --
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of
   investment restrictions                                                         27,762                 --
Change in net unrealized appreciation (depreciation) of investments            10,625,581        (18,408,001)
Change in net unrealized appreciation (depreciation) of forward swaps                  --                 --
Distributions to Preferred Shareholders:
   From net investment income                                                  (9,396,258)        (6,065,197)
   From accumulated net realized gains                                           (565,042)          (159,181)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                            37,257,349         18,313,965
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                    (30,556,817)       (36,927,040)
From accumulated net realized gains                                            (2,966,866)        (2,090,966)
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                                  (33,523,683)       (39,018,006)
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                           417,197          1,453,639
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                         417,197          1,453,639
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares               4,150,863        (19,250,402)
Net assets applicable to Common shares at the beginning of year               585,777,213        605,027,615
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                 $   589,928,076    $   585,777,213
=============================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                                     $     1,459,534    $     3,658,654
=============================================================================================================

                                                                              INSURED OPPORTUNITY (NIO)
                                                                          -----------------------------------
                                                                                     YEAR               YEAR
                                                                                    ENDED              ENDED
                                                                                 10/31/06           10/31/05
-------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     $    79,500,285    $    81,917,886
Net realized gain (loss) from investments                                       1,907,145         14,031,164
Net realized gain (loss) from forward swaps                                            --                 --
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of
   investment restrictions                                                         42,338                 --
Change in net unrealized appreciation (depreciation) of investments            25,620,352        (53,551,554)
Change in net unrealized appreciation (depreciation) of forward swaps                  --                 --
Distributions to Preferred Shareholders:
   From net investment income                                                 (19,724,590)       (13,081,165)
   From accumulated net realized gains                                         (2,314,744)          (217,348)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                            85,030,786         29,098,983
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                    (65,186,316)       (74,809,273)
From accumulated net realized gains                                           (11,310,643)        (2,636,993)
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                                  (76,496,959)       (77,446,266)
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                --                 --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                              --                 --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares               8,533,827        (48,347,283)
Net assets applicable to Common shares at the beginning of year             1,254,637,907      1,302,985,190
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                 $ 1,263,171,734    $ 1,254,637,907
=============================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                                     $     4,886,834    $    10,377,919
=============================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                Statement of
                      CHANGES IN NET ASSETS (continued)


                                                                                   PREMIER INSURED
                                                                                     INCOME (NIF)
                                                                          -----------------------------------
                                                                                     YEAR               YEAR
                                                                                    ENDED              ENDED
                                                                                 10/31/06           10/31/05
-------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     $    19,010,574    $    19,566,875
Net realized gain (loss) from investments                                        (164,691)         2,211,037
Net realized gain (loss) from forward swaps                                            --                 --
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of
   investment restrictions                                                             --                 --
Change in net unrealized appreciation (depreciation) of investments             4,920,062        (12,070,538)
Change in net unrealized appreciation (depreciation) of forward swaps                  --                 --
Distributions to Preferred Shareholders:
   From net investment income                                                  (4,829,477)        (3,104,665)
   From accumulated net realized gains                                           (363,000)          (127,563)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                            18,573,468          6,475,146
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                    (15,341,495)       (17,999,191)
From accumulated net realized gains                                            (1,854,574)        (1,655,759)
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                                  (17,196,069)       (19,654,950)
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                --            136,954
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                              --            136,954
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares               1,377,399        (13,042,850)
Net assets applicable to Common shares at the beginning of year               297,623,637        310,666,487
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                 $   299,001,036    $   297,623,637
=============================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                                     $       (97,094)   $     1,063,304
=============================================================================================================

                                                                                       INSURED PREMIUM
                                                                                       INCOME 2 (NPX)
                                                                          -----------------------------------
                                                                                     YEAR               YEAR
                                                                                    ENDED              ENDED
                                                                                 10/31/06           10/31/05
-------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     $    31,991,464    $    33,147,615
Net realized gain (loss) from investments                                         287,636         10,740,879
Net realized gain (loss) from forward swaps                                            --                 --
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of
   investment restrictions                                                             --                 --
Change in net unrealized appreciation (depreciation) of investments            10,227,465        (26,834,953)
Change in net unrealized appreciation (depreciation) of forward swaps                  --                 --
Distributions to Preferred Shareholders:
   From net investment income                                                  (8,461,641)        (5,295,715)
   From accumulated net realized gains                                                 --                 --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                            34,044,924         11,757,826
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                    (25,568,479)       (30,947,388)
From accumulated net realized gains                                                    --                 --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                                  (25,568,479)       (30,947,388)
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                --                 --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                              --                 --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares               8,476,445        (19,189,562)
Net assets applicable to Common shares at the beginning of year               520,507,518        539,697,080
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                 $   528,983,963    $   520,507,518
=============================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                                     $        86,758    $     2,128,188
=============================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                                   INSURED DIVIDEND
                                                                                   ADVANTAGE (NVG)
                                                                          -----------------------------------
                                                                                     YEAR               YEAR
                                                                                    ENDED              ENDED
                                                                                 10/31/06           10/31/05
-------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     $    30,043,912    $    29,839,906
Net realized gain (loss) from investments                                      (1,161,908)          (174,429)
Net realized gain (loss) from forward swaps                                            --         (3,525,412)
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of
   investment restrictions                                                             --                 --
Change in net unrealized appreciation (depreciation) of investments            11,104,043        (10,512,717)
Change in net unrealized appreciation (depreciation) of forward swaps                  --          2,750,245
Distributions to Preferred Shareholders:
   From net investment income                                                  (7,450,053)        (4,486,974)
   From accumulated net realized gains                                                 --           (278,326)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                            32,535,994         13,612,293
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                    (24,516,934)       (26,409,732)
From accumulated net realized gains                                                    --         (3,573,972)
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                                  (24,516,934)       (29,983,704)
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                --                 --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                              --                 --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares               8,019,060        (16,371,411)
Net assets applicable to Common shares at the beginning of year               454,017,760        470,389,171
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                 $   462,036,820    $   454,017,760
=============================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                                     $      (273,743)   $     1,649,541
=============================================================================================================

                                                                                   INSURED TAX-FREE
                                                                                   ADVANTAGE (NEA)
                                                                          -----------------------------------
                                                                                     YEAR               YEAR
                                                                                    ENDED              ENDED
                                                                                 10/31/06           10/31/05
-------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     $    17,939,799    $    17,988,913
Net realized gain (loss) from investments                                          70,087            299,519
Net realized gain (loss) from forward swaps                                     1,283,477         (9,115,854)
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of
   investment restrictions                                                             --                 --
Change in net unrealized appreciation (depreciation) of investments             7,086,220         (2,445,575)
Change in net unrealized appreciation (depreciation) of forward swaps          (1,430,007)         7,736,635
Distributions to Preferred Shareholders:
   From net investment income                                                  (4,393,243)        (2,741,233)
   From accumulated net realized gains                                                 --            (14,037)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                            20,556,333         11,708,368
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                    (13,664,277)       (15,062,183)
From accumulated net realized gains                                                    --           (179,616)
-------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                                  (13,664,277)       (15,241,799)
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                --             35,393
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                              --             35,393
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares               6,892,056         (3,498,038)
Net assets applicable to Common shares at the beginning of year               269,613,921        273,111,959
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                 $   276,505,977    $   269,613,921
=============================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                                     $      (315,778)   $      (198,057)
=============================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured Quality Municipal Fund, Inc.
(NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX), Nuveen Insured Dividend Advantage Municipal Fund (NVG) and Nuveen Insured Tax-Free Advantage Municipal Fund (NEA). Common shares of Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange while Common shares of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/ Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2006, Insured Quality (NQI), Insured Opportunity (NIO), Insured Premium Income 2 (NPX) and Insured Dividend Advantage (NVG) had outstanding when-issued/delayed delivery purchase commitments of $6,434,647, $17,251,556, $11,061,616 and $4,087,131,
respectively. There were no such outstanding purchase commitments in either Premier Insured Income (NIF) or Insured Tax-Free Advantage (NEA) at October 31, 2006.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

FEDERAL INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

PREFERRED SHARES

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:


                                               PREMIER    INSURED     INSURED     INSURED
                       INSURED       INSURED   INSURED    PREMIUM    DIVIDEND    TAX-FREE
                       QUALITY   OPPORTUNITY    INCOME   INCOME 2   ADVANTAGE   ADVANTAGE
                         (NQI)         (NIO)     (NIF)      (NPX)       (NVG)       (NEA)
-----------------------------------------------------------------------------------------
Number of shares:
  Series M               2,600         4,000        --      2,080       3,160          --
  Series T               2,600         4,000        --      2,200       3,080       2,880
  Series W               2,600         4,000       840      2,080          --       2,880
  Series W2                 --         3,200        --         --          --          --
  Series TH              2,320         4,000     2,800      2,200       3,080          --
  Series TH2                --         4,000        --         --          --          --
  Series F               2,600         4,000     2,800      2,196          --          --
-----------------------------------------------------------------------------------------
Total                   12,720        27,200     6,440     10,756       9,320       5,760
=========================================================================================


INSURANCE

Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) invest only in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

INVERSE FLOATING RATE SECURITIES

The Funds are authorized to invest in inverse floating rate securities. During the fiscal year ended October 31, 2006, Insured Quality (NQI), Insured Opportunity (NIO), Insured Premium Income 2 (NPX) and Insured Dividend Advantage
(NVG) invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. There were no such securities in either Premier Insured Income (NIF) or Insured Tax-Free Advantage
(NEA) during the fiscal year ended October 31, 2006.

FORWARD SWAP TRANSACTIONS

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward

Notes to
       FINANCIAL STATEMENTS (continued)

swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. At October 31, 2006, the Funds did not have any forward swap contracts outstanding.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

INDEMNIFICATIONS

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:


                                                   INSURED                   INSURED                PREMIER INSURED
                                                QUALITY (NQI)           OPPORTUNITY (NIO)             INCOME (NIF)
                                            ----------------------   ------------------------   ------------------------
                                                 YEAR         YEAR          YEAR         YEAR          YEAR         YEAR
                                                ENDED        ENDED         ENDED        ENDED         ENDED        ENDED
                                             10/31/06     10/31/05      10/31/06     10/31/05      10/31/06     10/31/05
------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions        27,000       91,214            --           --            --        8,559
========================================================================================================================



                                                   INSURED                   INSURED                    INSURED
                                            PREMIUM INCOME 2 (NPX)   DIVIDEND ADVANTAGE (NVG)   TAX-FREE ADVANTAGE (NEA)
                                            ----------------------   ------------------------   ------------------------
                                                 YEAR         YEAR          YEAR         YEAR          YEAR         YEAR
                                                ENDED        ENDED         ENDED        ENDED         ENDED        ENDED
                                             10/31/06     10/31/05      10/31/06     10/31/05      10/31/06     10/31/05
------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions            --           --            --           --            --        2,359
========================================================================================================================


3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2006, were as follows:


                                                                           PREMIER        INSURED        INSURED        INSURED
                                           INSURED          INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                           QUALITY      OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                             (NQI)            (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
-------------------------------------------------------------------------------------------------------------------------------
Purchases                             $113,637,479   $  257,102,495   $ 38,238,892   $117,323,779   $100,483,060   $  4,414,520
Sales and maturities                   124,675,966      287,709,620     42,378,851    118,611,170    101,025,153      1,403,536
===============================================================================================================================


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2006, the cost of investments was as follows:


                                                                           PREMIER        INSURED        INSURED        INSURED
                                           INSURED          INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                           QUALITY      OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                             (NQI)            (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
-------------------------------------------------------------------------------------------------------------------------------
Cost of investments                   $832,311,969   $1,784,548,341   $422,863,541   $753,692,128   $645,547,749   $395,696,355
===============================================================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2006, were as follows:


                                                                           PREMIER        INSURED        INSURED        INSURED
                                           INSURED          INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                           QUALITY      OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                             (NQI)            (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
-------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                       $ 55,501,724   $  128,269,344   $ 29,668,511   $ 37,616,143   $ 43,573,834   $ 22,608,131
   Depreciation                           (325,867)        (162,834)            --        (10,872)    (1,958,485)    (2,786,649)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments      $ 55,175,857   $  128,106,510   $ 29,668,511   $ 37,605,271   $ 41,615,349   $ 19,821,482
===============================================================================================================================


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2006, the Funds' tax year end, were as follows:


                                                                           PREMIER        INSURED        INSURED        INSURED
                                           INSURED          INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                           QUALITY      OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                             (NQI)            (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt
   income *                           $  3,429,697   $    8,633,157   $  1,077,692   $  2,170,823   $  1,543,240   $    822,436
Undistributed net ordinary
   income **                                    --               --             --             --             --             --
Undistributed net long-term
   capital gains                                --        2,028,125             --             --             --             --
===============================================================================================================================


 * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2006, paid on November 1, 2006.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended October 31, 2006 and October 31, 2005, was designated for purposes of the dividends paid deduction as follows:


                                                                           PREMIER        INSURED        INSURED        INSURED
                                           INSURED          INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                           QUALITY      OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
2006                                         (NQI)            (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                             $ 40,449,144   $   85,552,575   $ 20,340,320   $ 34,358,230   $ 32,151,520   $ 18,082,303
Distributions from net
   ordinary income **                           --           36,367             --             --             --             --
Distributions from net long-term
   capital gains ***                     3,529,489       13,627,650      2,216,110             --             --             --
===============================================================================================================================


Notes to
       FINANCIAL STATEMENTS (continued)


                                                                           PREMIER        INSURED        INSURED        INSURED
                                           INSURED          INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                           QUALITY      OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
2005                                         (NQI)            (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                             $ 43,231,354   $   88,622,431   $ 21,307,834   $ 36,572,931   $ 31,059,072   $ 18,006,667
Distributions from net
   ordinary income **                      425,383               --        801,863             --        320,955             --
Distributions from net
   long-term capital gains               1,943,044        2,854,341        981,459             --      3,528,645        193,086
===============================================================================================================================


** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2006.

At October 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                                                                       PREMIER       INSURED       INSURED       INSURED
                                                          INSURED      INSURED       PREMIUM      DIVIDEND      TAX-FREE
                                                          QUALITY       INCOME      INCOME 2     ADVANTAGE     ADVANTAGE
                                                            (NQI)        (NIF)         (NPX)         (NVG)         (NEA)
------------------------------------------------------------------------------------------------------------------------
Expiration year:
   2008                                              $         --   $       --   $   985,195   $        --   $        --
   2009                                                        --           --            --            --            --
   2010                                                        --           --            --            --            --
   2011                                                        --           --            --            --            --
   2012                                                        --           --            --            --            --
   2013                                                        --           --            --     1,715,199     4,675,683
   2014                                                 1,161,017      164,690            --     1,187,192            --
------------------------------------------------------------------------------------------------------------------------
Total                                                $  1,161,017   $  164,690   $   985,195   $ 2,902,391   $ 4,675,683
========================================================================================================================


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


                                                                                                          INSURED QUALITY (NQI)
                                                                                                      INSURED OPPORTUNITY (NIO)
                                                                                                   PREMIER INSURED INCOME (NIF)
                                                                                                 INSURED PREMIUM INCOME 2 (NPX)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                               .4500%
For the next $125 million                                                                                                .4375
For the next $250 million                                                                                                .4250
For the next $500 million                                                                                                .4125
For the next $1 billion                                                                                                  .4000
For the next $3 billion                                                                                                  .3875
For net assets over $5 billion                                                                                           .3750
===============================================================================================================================



                                                                                               INSURED DIVIDEND ADVANTAGE (NVG)
                                                                                               INSURED TAX-FREE ADVANTAGE (NEA)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                               .4500%
For the next $125 million                                                                                                .4375
For the next $250 million                                                                                                .4250
For the next $500 million                                                                                                .4125
For the next $1 billion                                                                                                  .4000
For net assets over $2 billion                                                                                           .3750
===============================================================================================================================


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2006, the complex-level fee rate was .1852%.


COMPLEX-LEVEL ASSETS(1)                                                                                  COMPLEX-LEVEL FEE RATE
-------------------------------------------------------------------------------------------------------------------------------
For the first $55 billion                                                                                                .2000%
For the next $1 billion                                                                                                  .1800
For the next $1 billion                                                                                                  .1600
For the next $3 billion                                                                                                  .1425
For the next $3 billion                                                                                                  .1325
For the next $3 billion                                                                                                  .1250
For the next $5 billion                                                                                                  .1200
For the next $5 billion                                                                                                  .1175
For the next $15 billion                                                                                                 .1150
For Managed Assets over $91 billion(2)                                                                                   .1400
===============================================================================================================================


(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured Dividend Advantage's (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                             YEAR ENDING
MARCH 31,                               MARCH 31,
--------------------------------------------------------------------------------
2002*                             .30%  2008                              .25%
2003                              .30   2009                              .20
2004                              .30   2010                              .15
2005                              .30   2011                              .10
2006                              .30   2012                              .05
2007                              .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured Tax-Free Advantage's (NEA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                             YEAR ENDING
NOVEMBER 30,                            NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                             .32%  2007                              .32%
2003                              .32   2008                              .24
2004                              .32   2009                              .16
2005                              .32   2010                              .08
2006                              .32
================================================================================

*     From the commencement of operations.

Notes to
       FINANCIAL STATEMENTS (continued)

The Adviser has not agreed to reimburse Insured Tax-Free Advantage (NEA) for any portion of its fees and expenses beyond November 30, 2010.

As a result of certain trading errors that occurred during the fiscal year ended October 31, 2006, Insured Quality (NQI) and Insured Opportunity (NIO) were reimbursed $27,762 and $42,338, respectively, by the Adviser to offset losses realized on the disposal of investments in violation of investment guidelines.

6. NEW ACCOUNTING PRONOUNCEMENTS

FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENT

DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2006, to shareholders of record on November 15, 2006, as follows:


                                                                           PREMIER        INSURED        INSURED        INSURED
                                              INSURED       INSURED        INSURED        PREMIUM       DIVIDEND       TAX-FREE
                                              QUALITY   OPPORTUNITY         INCOME       INCOME 2      ADVANTAGE      ADVANTAGE
                                                (NQI)         (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
-------------------------------------------------------------------------------------------------------------------------------
Dividend per share                             $.0605        $.0615         $.0610         $.0540         $.0640         $.0590
===============================================================================================================================


                Financial
                       HIGHLIGHTS

                Financial
                       HIGHLIGHTS

      Selected data for a Common share outstanding throughout each period:


                                                       Investment Operations                              Less Distributions
                                  ---------------------------------------------------------------   --------------------------------

                                                            Distributions   Distributions
                                                                 from Net            from                  Net
                      Beginning                                Investment         Capital           Investment    Capital
                         Common                       Net       Income to        Gains to            Income to   Gains to
                          Share          Net    Realized/       Preferred       Preferred               Common     Common
                      Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                          Value       Income  Gain (Loss)        holders+        holders+   Total      holders    holders    Total
------------------------------------------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                    $ 15.31      $   .99      $   .24        $   (.25)      $    (.01)  $ .97     $   (.80)  $   (.08)  $ (.88)
2005                      15.85         1.03         (.39)           (.16)             --     .48         (.97)      (.05)   (1.02)
2004                      15.72         1.08          .20            (.08)             --    1.20        (1.02)      (.05)   (1.07)
2003                      15.87         1.10         (.05)           (.07)           (.01)    .97        (1.00)      (.12)   (1.12)
2002                      15.78         1.12          .03            (.11)           (.01)   1.03         (.92)      (.02)    (.94)

INSURED OPPORTUNITY (NIO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                      15.46          .98          .34            (.24)           (.03)   1.05         (.80)      (.14)    (.94)
2005                      16.06         1.01         (.50)           (.16)             --     .35         (.92)      (.03)    (.95)
2004                      15.89         1.05          .20            (.08)             --    1.17         (.97)      (.03)   (1.00)
2003                      15.83         1.06          .17            (.07)           (.01)   1.15         (.97)      (.12)   (1.09)
2002                      15.72         1.15          .03            (.11)           (.01)   1.06         (.93)      (.02)    (.95)

PREMIER INSURED INCOME (NIF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                      15.33          .98          .25            (.25)           (.02)    .96         (.79)      (.10)    (.89)
2005                      16.00         1.01         (.49)           (.16)           (.01)    .35         (.93)      (.09)   (1.02)
2004                      15.69         1.03          .36            (.08)             --    1.31         (.98)      (.02)   (1.00)
2003                      15.59         1.05          .13            (.07)             --    1.11         (.98)      (.03)   (1.01)
2002                      15.55         1.14         (.05)           (.11)             --     .98         (.94)        --     (.94)
====================================================================================================================================

                                                               Total Returns
                                                            -------------------------


                          Offering                                         Based
                         Costs and      Ending                                on
                         Preferred      Common                Based       Common
                             Share       Share     Ending        on    Share Net
                      Underwriting   Net Asset     Market    Market        Asset
                         Discounts       Value      Value    Value*       Value*
-------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
-------------------------------------------------------------------------------------
Year Ended 10/31:
2006                        $   --   $   15.40   $  14.83      2.76%        6.53%***
2005                            --       15.31      15.31      2.11         3.09
2004                            --       15.85      16.00      4.37         7.90
2003                            --       15.72      16.39     12.92         6.27
2002                            --       15.87      15.55     10.82         6.83

INSURED OPPORTUNITY (NIO)
-------------------------------------------------------------------------------------
Year Ended 10/31:
2006                            --       15.57      14.75      8.26         7.05***
2005                            --       15.46      14.52     (3.72)        2.21
2004                            --       16.06      16.05      9.47         7.64
2003                            --       15.89      15.64     10.22         7.51
2002                            --       15.83      15.21      9.80         7.01

PREMIER INSURED INCOME (NIF)
-------------------------------------------------------------------------------------
Year Ended 10/31:
2006                            --       15.40      14.60      7.68         6.46
2005                            --       15.33      14.40     (1.66)        2.16
2004                            --       16.00      15.64      7.55         8.62
2003                            --       15.69      15.51      7.84         7.28
2002                            --       15.59      15.33      6.84         6.57
=====================================================================================

                                                     Ratios/Supplemental Data
                      -----------------------------------------------------------------------------------------
                                    Before Credit/Reimbursement     After Credit/Reimbursement**
                                    ---------------------------     ----------------------------
                                                   Ratio of Net                    Ratio of Net
                                      Ratio of       Investment       Ratio of       Investment
                           Ending     Expenses        Income to       Expenses        Income to
                              Net   to Average          Average     to Average          Average
                           Assets   Net Assets       Net Assets     Net Assets       Net Assets
                       Applicable   Applicable       Applicable     Applicable       Applicable     Portfolio
                        to Common    to Common        to Common      to Common        to Common      Turnover
                     Shares (000)     Shares++         Shares++       Shares++         Shares++          Rate
---------------------------------------------------------------------------------------------------------------
INSURED QUALITY (NQI)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                  $   589,928         1.20%            6.49%          1.20%            6.49%           13%
2005                      585,777         1.19             6.58           1.19             6.58            21
2004                      605,028         1.19             6.88           1.19             6.88             8
2003                      598,102         1.20             6.93           1.20             6.94            14
2002                      601,495         1.23             7.22           1.21             7.24            44

INSURED OPPORTUNITY (NIO)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                    1,263,172         1.17             6.38           1.17             6.38            13
2005                    1,254,638         1.16             6.35           1.16             6.35            25
2004                    1,302,985         1.16             6.59           1.16             6.59             8
2003                    1,288,087         1.17             6.67           1.16             6.68            21
2002                    1,283,353         1.20             7.42           1.19             7.42            37

PREMIER INSURED INCOME (NIF)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                      299,001         1.22             6.44           1.21             6.44             8
2005                      297,624         1.20             6.39           1.20             6.40            20
2004                      310,666         1.21             6.53           1.20             6.53            13
2003                      303,912         1.22             6.66           1.21             6.68            25
2002                      301,121         1.25             7.40           1.23             7.42            43
===============================================================================================================

                        Preferred Shares at End of Period
                      ---------------------------------------




                        Aggregate    Liquidation
                           Amount     and Market       Asset
                      Outstanding          Value    Coverage
                            (000)      Per Share   Per Share
-------------------------------------------------------------
INSURED QUALITY (NQI)
-------------------------------------------------------------
Year Ended 10/31:
2006                  $   318,000      $  25,000   $  71,378
2005                      318,000         25,000      71,052
2004                      318,000         25,000      72,565
2003                      318,000         25,000      72,021
2002                      318,000         25,000      72,287

INSURED OPPORTUNITY (NIO)
-------------------------------------------------------------
Year Ended 10/31:
2006                      680,000         25,000      71,440
2005                      680,000         25,000      71,126
2004                      680,000         25,000      72,904
2003                      680,000         25,000      72,356
2002                      680,000         25,000      72,182

PREMIER INSURED INCOME (NIF)
-------------------------------------------------------------
Year Ended 10/31:
2006                      161,000         25,000      71,429
2005                      161,000         25,000      71,215
2004                      161,000         25,000      73,240
2003                      161,000         25,000      72,191
2002                      161,000         25,000      71,758
=============================================================


* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

*** During the fiscal year ended October 31, 2006, Insured Quality (NQI) and Insured Opportunity (NIO) received payments from the Adviser of $27,762 and $42,338, respectively, to offset losses realized on the disposal of investments purchased in violation of each Fund's investment restrictions. This reimbursement did not have an impact on the Funds' Total Return on Common Share Net Asset Value.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                  Spread 82-83

      Selected data for a Common share outstanding throughout each period:


                                                       Investment Operations                              Less Distributions
                                  ---------------------------------------------------------------   --------------------------------

                                                            Distributions   Distributions
                                                                 from Net            from                  Net
                      Beginning                                Investment         Capital           Investment    Capital
                         Common                       Net       Income to        Gains to            Income to   Gains to
                          Share          Net    Realized/       Preferred       Preferred               Common     Common
                      Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                          Value       Income  Gain (Loss)        holders+        holders+   Total      holders    holders    Total
------------------------------------------------------------------------------------------------------------------------------------
INSURED PREMIUM INCOME 2 (NPX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                    $ 13.93      $   .86      $   .28        $   (.23)      $      --   $ .91     $   (.68)  $     --   $ (.68)
2005                      14.45          .89         (.44)           (.14)             --     .31         (.83)        --     (.83)
2004                      14.24          .93          .23            (.07)             --    1.09         (.88)        --     (.88)
2003                      14.17          .96          .03            (.06)             --     .93         (.86)        --     (.86)
2002                      13.94          .99          .16            (.10)             --    1.05         (.82)        --     (.82)

INSURED DIVIDEND ADVANTAGE (NVG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                      15.23         1.01          .33            (.25)             --    1.09         (.82)        --     (.82)
2005                      15.78         1.00         (.38)           (.15)           (.01)    .46         (.89)      (.12)   (1.01)
2004                      15.41         1.02          .42            (.07)             --    1.37         (.93)      (.07)   (1.00)
2003                      15.35         1.03          .15            (.07)           (.01)   1.10         (.93)      (.11)   (1.04)
2002(a)                   14.33          .55         1.10            (.05)             --    1.60         (.47)        --     (.47)

INSURED TAX-FREE ADVANTAGE (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                      14.56          .97          .38            (.24)             --    1.11         (.74)        --     (.74)
2005                      14.75          .97         (.19)           (.15)             --     .63         (.81)      (.01)    (.82)
2004                      14.54          .99          .21            (.07)             --    1.13         (.92)      (.01)    (.93)
2003(b)                   14.33          .82          .42            (.05)             --    1.19         (.78)        --     (.78)
====================================================================================================================================

                                                               Total Returns
                                                            -----------------------


                          Offering                                         Based
                         Costs and      Ending                                on
                         Preferred      Common                Based       Common
                             Share       Share     Ending        on    Share Net
                      Underwriting   Net Asset     Market    Market        Asset
                         Discounts       Value      Value   Value**      Value**
-----------------------------------------------------------------------------------
INSURED PREMIUM INCOME 2 (NPX)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2006                        $   --   $   14.16   $  13.03      7.11%        6.75%
2005                            --       13.93      12.83     (3.32)        2.14
2004                            --       14.45      14.11      6.42         7.89
2003                            --       14.24      14.12      8.84         6.70
2002                            --       14.17      13.77      6.32         7.83

INSURED DIVIDEND ADVANTAGE (NVG)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2006                            --       15.50      14.89     11.09         7.39
2005                            --       15.23      14.17      2.00         2.93
2004                            --       15.78      14.89      7.61         9.19
2003                            --       15.41      14.81      6.10         7.37
2002(a)                       (.11)      15.35      14.96      2.84        10.44

INSURED TAX-FREE ADVANTAGE (NEA)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2006                            --       14.93      14.35     12.82         7.82
2005                            --       14.56      13.41     (4.68)        4.33
2004                           .01       14.75      14.91      7.41         8.07
2003(b)                       (.20)      14.54      14.79      3.87         6.98
===================================================================================

                                                     Ratios/Supplemental Data
                      -----------------------------------------------------------------------------------------
                                    Before Credit/Reimbursement     After Credit/Reimbursement***
                                    ---------------------------     -----------------------------
                                                   Ratio of Net                    Ratio of Net
                                      Ratio of       Investment       Ratio of       Investment
                           Ending     Expenses        Income to       Expenses        Income to
                              Net   to Average          Average     to Average          Average
                           Assets   Net Assets       Net Assets     Net Assets       Net Assets
                       Applicable   Applicable       Applicable     Applicable       Applicable     Portfolio
                        to Common    to Common        to Common      to Common        to Common      Turnover
                      Shares (000)    Shares++         Shares++       Shares++         Shares++          Rate
---------------------------------------------------------------------------------------------------------------
INSURED PREMIUM INCOME 2 (NPX)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                  $   528,984         1.16%            6.14%          1.16%            6.15%           15%
2005                      520,508         1.16             6.20           1.16             6.20            23
2004                      539,697         1.16             6.52           1.16             6.53            14
2003                      530,975         1.17             6.68           1.16             6.69            31
2002                      527,800         1.20             7.13           1.19             7.14            26

INSURED DIVIDEND ADVANTAGE (NVG)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                      462,037         1.15             6.15            .70             6.60            15
2005                      454,018         1.15             5.96            .70             6.42             2
2004                      470,389         1.15             6.09            .70             6.54            11
2003                      459,368         1.17             6.22            .72             6.67            25
2002(a)                   457,432         1.10*            5.71*           .61*            6.20*           22

INSURED TAX-FREE ADVANTAGE (NEA)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                      276,506         1.19             6.12            .69             6.61            --
2005                      269,614         1.19             6.06            .70             6.55             1
2004                      273,112         1.20             6.24            .71             6.73            13
2003(b)                   269,112         1.12*            5.52*           .65*            6.00*           72
===============================================================================================================

                        Preferred Shares at End of Period
                      ---------------------------------------




                        Aggregate    Liquidation
                           Amount     and Market       Asset
                      Outstanding          Value    Coverage
                            (000)      Per Share   Per Share
-------------------------------------------------------------
INSURED PREMIUM INCOME 2 (NPX)
-------------------------------------------------------------
Year Ended 10/31:
2006                  $   268,900      $  25,000   $  74,180
2005                      268,900         25,000      73,392
2004                      268,900         25,000      75,176
2003                      268,900         25,000      74,365
2002                      268,900         25,000      74,070

INSURED DIVIDEND ADVANTAGE (NVG)
-------------------------------------------------------------
Year Ended 10/31:
2006                      233,000         25,000      74,575
2005                      233,000         25,000      73,714
2004                      233,000         25,000      75,471
2003                      233,000         25,000      74,288
2002(a)                   233,000         25,000      74,081

INSURED TAX-FREE ADVANTAGE (NEA)
-------------------------------------------------------------
Year Ended 10/31:
2006                      144,000         25,000      73,005
2005                      144,000         25,000      71,808
2004                      144,000         25,000      72,415
2003(b)                   144,000         25,000      71,721
=============================================================


*     Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the period March 25, 2002 (commencement of operations) through October 31, 2002.

(b) For the period November 21, 2002 (commencement of operations) through October 31, 2003.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                  Spread 84-85

Board Members
        AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                                              NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)                  IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   INCLUDING OTHER DIRECTORSHIPS            OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(2)      DURING PAST 5 YEARS                      BOARD MEMBER
----------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
----------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)   Chairman of        1994                 Chairman (since 1996) and Director of            171
3/28/49                      the Board                               Nuveen Investments, Inc., Nuveen
333 W. Wacker Drive          and Board                               Investments, LLC, Nuveen Advisory
Chicago, IL 60606            Member                                  Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); formerly, Director
                                                                     (1996-2006) of Institutional Capital
                                                                     Corporation; Chairman and Director
                                                                     (since 1997) of Nuveen Asset
                                                                     Management; Chairman and Director of
                                                                     Rittenhouse Asset Management, Inc.
                                                                     (since 1999); Chairman of Nuveen
                                                                     Investments Advisers Inc. (since
                                                                     2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Lead Independent   1997                 Private Investor and Management                  171
8/22/40                      Board member                            Consultant.
333 W. Wacker Drive
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Board member       1993                 Retired (since 1989) as Senior Vice              171
7/29/34                                                              President of The Northern Trust
333 W. Wacker Drive                                                  Company; Director (since 2002)
Chicago, IL 60606                                                    Community Advisory Board for Highland
                                                                     Park and Highwood, United Way of the
                                                                     North Shore; Director (since 2006) of
                                                                     the Michael Rolfe Pancreatic Cancer
                                                                     Foundation.
----------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                Board member       1999                 President, The Hall-Perrine                      171
10/22/48                                                             Foundation, a private philanthropic
333 W. Wacker Drive                                                  corporation (since 1996); Director and
Chicago, IL 60606                                                    Vice Chairman, United Fire Group, a
                                                                     publicly held company; Adjunct Faculty
                                                                     Member, University of Iowa; Director,
                                                                     Gazette Companies; Life Trustee of Coe
                                                                     College and Iowa College Foundation;
                                                                     formerly, Director, Alliant Energy;
                                                                     formerly, Director, Federal Reserve
                                                                     Bank of Chicago; formerly, President
                                                                     and Chief Operating Officer, SCI
                                                                     Financial Group, Inc., a regional
                                                                     financial services firm.
----------------------------------------------------------------------------------------------------------------------------------
William C. Hunter            Board member       2004                 Dean, Tippie College of Business,                171
3/6/48                                                               University of Iowa (since June 2006);
333 W. Wacker Drive                                                  formerly, Dean and Distinguished
Chicago, IL 60606                                                    Professor of Finance, School of
                                                                     Business at the University of
                                                                     Connecticut (2003-2006); previously,
                                                                     Senior Vice President and Director of
                                                                     Research at the Federal Reserve Bank
                                                                     of Chicago (1995-2003); Director
                                                                     (since 1997), Credit Research Center
                                                                     at Georgetown University; Director
                                                                     (since 2004) of Xerox Corporation;
                                                                     Director, SS&C Technologies, Inc. (May
                                                                     2005 - October 2005).
----------------------------------------------------------------------------------------------------------------------------------
David J. Kundert             Board member       2005                 Retired (since 2004) as Chairman,                169
10/28/42                                                             JPMorgan Fleming Asset Management,
333 W. Wacker Drive                                                  President and CEO, Banc One Investment
Chicago, IL 60606                                                    Advisors Corporation, and President,
                                                                     One Group Mutual Funds; prior thereto,
                                                                     Executive Vice President, Banc One
                                                                     Corporation and Chairman and CEO, Banc
                                                                     One Investment Management Group; Board
                                                                     of Regents, Luther College; member of
                                                                     the Wisconsin Bar Association; member
                                                                     of Board of Directors, Friends of
                                                                     Boerner Botanical Gardens.



                                                                                                              NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)                  IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   INCLUDING OTHER DIRECTORSHIPS            OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(2)      DURING PAST 5 YEARS                      BOARD MEMBER
----------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
----------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Board member       1997                 Chairman of Miller-Valentine Partners            171
9/24/44                                                              Ltd., a real estate investment
333 W. Wacker Drive                                                  company; formerly, Senior Partner and
Chicago, IL 60606                                                    Chief Operating Officer (retired,
                                                                     2004) of Miller-Valentine Group;
                                                                     formerly, Vice President,
                                                                     Miller-Valentine Realty; Board Member,
                                                                     Chair of the Finance Committee and
                                                                     member of the Audit Committee of
                                                                     Premier Health Partners, the
                                                                     not-for-profit company of Miami Valley
                                                                     Hospital; Vice President, Dayton
                                                                     Philharmonic Orchestra Association;
                                                                     Board Member, Regional Leaders Forum,
                                                                     which promotes cooperation on economic
                                                                     development issues; Director, Dayton
                                                                     Development Coalition; formerly,
                                                                     Member, Community Advisory Board,
                                                                     National City Bank, Dayton, Ohio and
                                                                     Business Advisory Council, Cleveland
                                                                     Federal Reserve Bank.
----------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Board member       1997                 Executive Director, Gaylord and                  171
12/29/47                                                             Dorothy Donnelley Foundation (since
333 W. Wacker Drive                                                  1994); prior thereto, Executive
Chicago, IL 60606                                                    Director, Great Lakes Protection Fund
                                                                     (from 1990 to 1994).
----------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine           Board member       2005                 Senior Vice President for Business and           171
1/22/50                                                              Finance, Northwestern University
333 W. Wacker Drive                                                  (since 1997); Director (since 2003),
Chicago, IL 60606                                                    Chicago Board Options Exchange;
                                                                     formerly, Director (2003-2006),
                                                                     National Mentor Holdings, a
                                                                     privately-held, national provider of
                                                                     home and community-based services;
                                                                     Chairman (since 1997), Board of
                                                                     Directors, Rubicon, a pure captive
                                                                     insurance company owned by
                                                                     Northwestern University; Director
                                                                     (since 1997), Evanston Chamber of
                                                                     Commerce and Evanston Inventure, a
                                                                     business development organization.

                                                                                                              NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                  IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                      OVERSEEN BY OFFICER
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
----------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief              1988                 Managing Director (since 2002),                  171
9/9/56                       Administrative                          Assistant Secretary and Associate
333 W. Wacker Drive          Officer                                 General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General
                                                                     Counsel, of Nuveen Investments, LLC;
                                                                     Managing Director (2002-2004), General
                                                                     Counsel (1998-2004) and Assistant
                                                                     Secretary, formerly, Vice President of
                                                                     Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Managing Director (since 2002) and
                                                                     Assistant Secretary and Associate
                                                                     General Counsel, formerly, Vice
                                                                     President (since 1997), of Nuveen
                                                                     Asset Management; Managing Director
                                                                     (since 2004) and Assistant Secretary
                                                                     (since 1994) of Nuveen Investments,
                                                                     Inc.; Assistant Secretary of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Assistant Secretary of Nuveen
                                                                     Investments Advisers Inc. (since
                                                                     2002); Managing Director, Associate
                                                                     General Counsel and Assistant
                                                                     Secretary of Rittenhouse Asset
                                                                     Management, Inc.; Assistant Secretary
                                                                     of Symphony Asset Management LLC
                                                                     (since 2003), Tradewinds NWQ Global
                                                                     Investors, LLC and Santa Barbara Asset
                                                                     Management, LLC; (since 2006);
                                                                     Chartered Financial Analyst.


Board Members
        AND OFFICERS (CONTINUED)


                                                                                                              NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                  IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                      OVERSEEN BY OFFICER
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
----------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos           Vice President     2004                 Managing Director (since 2005),                  171
9/22/63                                                              formerly Vice President (since 2002);
333 W. Wacker Drive                                                  formerly, Assistant Vice President
Chicago, IL 60606                                                    (since 2000) of Nuveen Investments,
                                                                     LLC; Chartered Financial Analyst.
----------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President     2000                 Vice President (since 2002), formerly,           171
2/3/66                       and Assistant                           Assistant Vice President (since 2000)
333 W. Wacker Drive          Secretary                               of Nuveen Investments, LLC.
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice President     1999                 Vice President and Treasurer of Nuveen           171
11/28/67                                                             Investments, LLC and of Nuveen
333 W. Wacker Drive                                                  Investments, Inc. (since 1999); Vice
Chicago, IL 60606                                                    President and Treasurer of Nuveen
                                                                     Asset Management (since 2002) and of
                                                                     Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Treasurer of
                                                                     NWQ Investment Management Company,
                                                                     LLC. (since 2002); Vice President and
                                                                     Treasurer of Nuveen Rittenhouse Asset
                                                                     Management, Inc. (since 2003);
                                                                     Treasurer of Symphony Asset Management
                                                                     LLC (since 2003) and Santa Barbara
                                                                     Asset Management, LLC (since 2006);
                                                                     Assistant Treasurer, Tradewinds NWQ
                                                                     Global Investors, LLC (since 2006);
                                                                     formerly, Vice President and Treasurer
                                                                     (1999-2004) of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Chartered Financial Analyst.
----------------------------------------------------------------------------------------------------------------------------------
John N. Desmond              Vice President     2005                 Vice President, Director of Investment           171
8/24/61                                                              Operations, Nuveen Investments, LLC
333 W. Wacker Drive                                                  (since January 2005); formerly,
Chicago, IL 60606                                                    Director, Business Manager, Deutsche
                                                                     Asset Management (2003-2004),
                                                                     Director, Business Development and
                                                                     Transformation, Deutsche Trust Bank
                                                                     Japan (2002-2003); previously, Senior
                                                                     Vice President, Head of Investment
                                                                     Operations and Systems, Scudder
                                                                     Investments Japan, (2000-2002), Senior
                                                                     Vice President, Head of Plan
                                                                     Administration and Participant
                                                                     Services, Scudder Investments
                                                                     (1995-2002).
----------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger           Vice President     1998                 Vice President (since 2002), Assistant           171
9/24/64                      and Secretary                           Secretary and Assistant General
333 W. Wacker Drive                                                  Counsel (since 1998) formerly,
Chicago, IL 60606                                                    Assistant Vice President (since 1998)
                                                                     of Nuveen Investments, LLC; Vice
                                                                     President (2002-2004) and Assistant
                                                                     Secretary (1998-2004) formerly,
                                                                     Assistant Vice President of Nuveen
                                                                     Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3); Vice
                                                                     President and Assistant Secretary
                                                                     (since 2005) of Nuveen Asset
                                                                     Management.
----------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice President     1998                 Managing Director (since 2004),                  171
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2005) of Nuveen Asset Management.
----------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice President     1995                 Managing Director (since 2002),                  171
3/2/64                                                               formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2001) of Nuveen Asset Management; Vice
                                                                     President (since 2002) of Nuveen
                                                                     Investments Advisers Inc.; Chartered
                                                                     Financial Analyst.



                                                                                                              NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                  IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                      OVERSEEN BY OFFICER
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
----------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President     1998                 Vice President (since 1993) and Funds            171
5/31/54                      and Controller                          Controller (since 1998) of Nuveen
333 W. Wacker Drive                                                  Investments, LLC; formerly, Vice
Chicago, IL 60606                                                    President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments,
                                                                     Inc.; Certified Public Accountant.
----------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly              Chief              2003                 Vice President and Assistant Secretary           171
2/24/70                      Officer and                             (since 2006) formerly, Assistant Vice
333 West Wacker Drive        Vice President                          President and Assistant General
Chicago, IL 60606                                                    Counsel (since 2003) of Nuveen
                                                                     Investments, LLC; Vice President
                                                                     (since 2006) and Assistant Secretary
                                                                     (since 2003) formerly, Assistant Vice
                                                                     President of Nuveen Asset Management;
                                                                     previously, Associate (2001-2003) at
                                                                     the law firm of Vedder, Price, Kaufman
                                                                     & Kammholz.
----------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice President     2000                 Vice President (since 2000) of Nuveen            171
3/22/63                                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                                  Accountant.
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice President     2002                 Vice President of Nuveen Investments,            171
8/27/61                                                              LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President     1988                 Vice President, Assistant Secretary              171
7/27/51                      and Assistant                           and Assistant General Counsel of
333 W. Wacker Drive          Secretary                               Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Assistant Secretary
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3); Vice
                                                                     President (since 2005) and Assistant
                                                                     Secretary of Nuveen Investments, Inc.;
                                                                     Vice President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice
                                                                     President (since 2000), Assistant
                                                                     Secretary and Assistant General
                                                                     Counsel (since 1998) of Rittenhouse
                                                                     Asset Management, Inc.; Vice President
                                                                     and Assistant Secretary of Nuveen
                                                                     Investments Advisers Inc. (since
                                                                     2002); Assistant Secretary of NWQ
                                                                     Investment Management Company, LLC
                                                                     (since 2002), Symphony Asset
                                                                     Management LLC (since 2003) and
                                                                     Tradewinds NWQ Global Investors, LLC
                                                                     and Santa Barbara Asset Management,
                                                                     LLC (since 2006).


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                  ANNUAL INVESTMENT
                  MANAGEMENT AGREEMENT
                  APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "MAY MEETING"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "FUND ADVISER").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

      o     the nature, extent and quality of services provided by the Fund
            Adviser;

      o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

      o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

      o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

      o     the expenses of the Fund Adviser in providing the various services;

      o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "PEER UNIVERSE") as well as compared to a subset of funds within the Peer Universe (the "PEER GROUP") to the respective Fund (as applicable);

      o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

      o     the soft dollar practices of the Fund Adviser, if any; and

      o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 ACT") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (E.G., product positioning, performance benchmarking, risk management); fund administration (E.G., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (E.G., organizing board meetings and preparing related materials); compliance (E.G., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (E.G., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "PERFORMANCE PEER GROUP") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a fund still may not adequately reflect such fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as, the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

                  ANNUAL INVESTMENT MANAGEMENT
                  AGREEMENT APPROVAL PROCESS (continued)

      may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect a fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

      3. PROFITABILITY OF FUND ADVISER

      In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

F. APPROVAL

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

Reinvest Automatically
      EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Automatic Dividend
      REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

These Funds are amending the terms and conditions of their Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on February 1st, 2007. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

            Notes

            Notes

            Notes

Other Useful
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

BOARD OF DIRECTORS/TRUSTEES

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, IL


EACH FUND INTENDS TO REPURCHASE SHARES OF ITS OWN COMMON OR PREFERRED STOCK IN THE FUTURE AT SUCH TIMES AND IN SUCH AMOUNTS AS IS DEEMED ADVISABLE. NO SHARES WERE REPURCHASED DURING THE PERIOD COVERED BY THIS REPORT. ANY FUTURE REPURCHASES WILL BE REPORTED TO SHAREHOLDERS IN THE NEXT ANNUAL OR SEMIANNUAL REPORT.

Nuveen Investments:
SERVING Investors
      For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $154 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

BE SURE TO OBTAIN A PROSPECTUS, WHERE APPLICABLE. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVE AND POLICIES, RISK CONSIDERATIONS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION RELEVANT TO AN INVESTMENT IN THE FUND. FOR A PROSPECTUS, PLEASE CONTACT YOUR SECURITIES REPRESENTATIVE OR NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        o     Share prices

           Learn more   o     Fund details

about Nuveen Funds at   o     Daily financial news

   www.nuveen.com/cef   o     Investor education

                        o     Interactive planning tools






                                                                          [LOGO]
                                                                NUVEEN
                                                                   INVESTMENTS


EAN-D-1006D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   Nuveen Insured Quality Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
October  31, 2006                         $ 28,568                    $ 0                $ 400          $ 2,950
----------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                   0%               0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
October 31, 2005                          $ 26,968                    $ 0                $ 502          $ 2,750
----------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                   0%               0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                  AUDIT-RELATED FEES     TAX FEES BILLED TO        ALL OTHER FEES
                                 BILLED TO ADVISER AND        ADVISER AND         BILLED TO ADVISER
                                    AFFILIATED FUND         AFFILIATED FUND       AND AFFILIATED FUND
                                   SERVICE PROVIDERS     SERVICE PROVIDERS (1)     SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------
October  31, 2006                            $ 0                $ 2,200                  $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------
October 31, 2005                             $ 0                $ 2,200                  $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)         TOTAL
-----------------------------------------------------------------------------------------------------------------------
October  31, 2006                             $ 3,350                $ 2,200                  $ 0               $ 5,550
October 31, 2005                              $ 3,252                $ 2,200                  $ 0               $ 5,452

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME               FUND
Paul Brennan       Nuveen Insured Quality Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                      NUMBER OF
PORTFOLIO MANAGER  TYPE OF ACCOUNT MANAGED            ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Paul Brennan       Registered Investment Company      14         $11.677 billion
                   Other Pooled Investment Vehicles    0         $0.00
                   Other Accounts                      1         $.6 million

* Assets are as of October 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2006, the S&P/Investortools Municipal Bond index was comprised of 48,513 securities with an aggregate current market value of $ 923,532 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the October 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            DOLLAR
                                                                                                            RANGE OF
                                                                                            DOLLAR          EQUITY
                                                                                            RANGE OF        SECURITIES
                                                                                            EQUITY          BENEFICIALLY
                                                                                            SECURITIES      OWNED IN
                                                                                            BENEFICIALLY    THE
                                                                                            OWNED IN        REMAINDER
                                                                                            FUND            OF NUVEEN
                                                                                                            FUNDS
                                                                                                            MANAGED BY
                                                                                                            NAM'S
                                                                                                            MUNICIPAL
NAME OF PORTFOLIO                                                                                           INVESTMENT
MANAGER                   FUND                                                                              TEAM
-----------------------------------------------------------------------------------------------------------------------------
Paul Brennan              Nuveen Insured Quality Municipal Fund, Inc.                      $0               $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 15
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured Quality Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 5, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 5, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 5, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.